                                                                 Exhibit (17)(k)

Parkstone(TM)
    FUNDS





November 30, 1999
SEMI-ANNUAL REPORT


[GRAPHIC]

                                Parkstone Funds

                    Semi-Annual Report -- November 30, 1999

                                  (Unaudited)


Parkstone Prime Obligations Fund

Parkstone U.S. Government Obligations Fund

Parkstone Tax-Free Fund

Parkstone Treasury Fund

Parkstone Small Capitalization Fund

Parkstone Mid Capitalization Fund

Parkstone Large Capitalization Fund

Parkstone International Discovery Fund

Parkstone Limited Maturity Bond Fund

Parkstone Intermediate Government Obligations Fund

Parkstone U.S. Government Income Fund

Parkstone Bond Fund

Parkstone National Tax Exempt Bond Fund

Parkstone Michigan Municipal Bond Fund

Parkstone Equity Income Fund

Parkstone Balanced Allocation Fund

Table of Contents

A Message From The Chairman.................................................   2

Financial Statements

 Statement of Assets and Liabilities........................................   3

 Statements of Operations...................................................   7

 Statements of Changes in Net Assets........................................  11

 Schedules of Portfolio Investments.........................................  19

 Financial Highlights.......................................................  59

Notes to Financial Statements............................................... 106

--------------------------------------------------------------------------------
              Not FDIC Insured Not Bank Guaranteed May Lose Value


 An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund(s).


 National City Investment Management Company serves as investment adviser to Parkstone Funds for which it receives an investment advisory fee. For more complete information about Parkstone Funds, including charges and expenses, please contact your investment specialist or call 1-800-451-8377 for a prospectus. Read it carefully before you invest or send money. Parkstone Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.

                          The Parkstone Group of Funds
                          A Message From The Chairman


Dear Shareholders:

The past New Year's Eve was a memorable moment around the globe, as we celebrated a new millennium. While 1999 was filled with a great deal of anticipation and Y2K uncertainty, we can now greet the future with confidence having addressed the challenges of this once in a lifetime event.

We continued to see strong performance in the equity sector, with exceptional performance from the International Discovery Fund for the eleven months ended November 30, 1999. With a return of 28.93% (institutional shares) and 21.98% (A shares), the fund was able to outperform its benchmark, the EAFE, by 12.42% and 5.47%, respectively, in a period when EAFE had outperformed the S&P 500 by 2.2%. The solid performance of our funds this period was due in part to global economic recovery, as well as the experience of our portfolio management teams.

Looking Ahead

On November 17, 1999, the Board of Trustees of the Parkstone Group of Funds approved an Agreement and Plan of Reorganization (the "Reorganization") between the Parkstone Funds and Armada Funds. Both fund complexes are advised by the National City Investment Management Company, a pool of talented investment professionals from the former First of America Investment Co. and National City's Asset Management Group.

The proposed Reorganization is subject to approval by shareholders of each Parkstone Fund, and proxy materials will be sent for your review during the second quarter. The Board of Trustees has unanimously approved the proposal. The Reorganization would merge the portfolios of the Parkstone Group of Funds into corresponding portfolios of Armada Funds.

The Benefits of Change

By consolidating substantially similar portfolios, the funds may be able to achieve economies of scale that will lead to lower costs and expenses. In addition, a merger of these fund families is expected to be a tax-free event for Parkstone shareholders.

We value your relationship with the Parkstone Funds and hope you will vote affirmatively on the proposed Reorganization. If you would like to learn more about Armada Funds, you can visit their Web site at www.armadafunds.com.

As always, thank you for your continued investment, and may you enjoy health and prosperity in the year ahead. If you have any questions regarding the funds, please call our Investor Services line at 800-451-8377.

Sincerely,

/s/ Robert D. Neary


Robert D. Neary
Chairman



                                                                       Parkstone
                                                                          FUNDS

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                         (Amounts in Thousands, except Per Share Amounts)
                            Prime
                         Obligations    U.S. Government   Tax-Free     Treasury
                             Fund       Obligations Fund    Fund         Fund
                         -----------    ----------------  --------     --------
Assets:
Investments, at
 amortized cost (Cost
 $580,347; $91,362;
 $88,795 and $84,847,
 respectively)..........  $    580,347     $     91,362   $    88,795  $     84,847
Repurchase agreements,
 at cost................        33,072            9,153           --        180,543
                          ------------     ------------   -----------  ------------
Total investments.......       613,419          100,515        88,795       265,390
Cash....................            52                1           --            --
Interest and dividends
 receivable.............         1,790              152           479           943
Receivable for capital
 shares issued..........            24              --            --            --
Prepaid expenses and
 other..................            14                3             5            25
                          ------------     ------------   -----------  ------------
Total Assets............       615,299          100,671        89,279       266,358
                          ------------     ------------   -----------  ------------
Liabilities:
Dividends payable.......         2,492              404           216           967
Payable for capital
 shares redeemed........           418              --              2           --
Payable for investments
 purchased..............         4,926              --            --         19,876
Accrued expenses and
 other payables:
 Investment advisory
  fees..................           189               32            28            67
 Administration fees....            98               17            15            41
 Distribution fees--
  Investor A............             1              --            --              3
 Other..................            86               41            28           169
                          ------------     ------------   -----------  ------------
Total Liabilities.......         8,210              494           289        21,123
                          ------------     ------------   -----------  ------------
Net Assets:
Paid-in Capital.........       607,089          100,179        88,988       245,232
Undistributed
 (distributions in
 excess of) net
 investment income......           --               --            --             (1)
Accumulated
 undistributed net
 realized gains (losses)
 on investment
 transactions...........           --                (2)            2             4
                          ------------     ------------   -----------  ------------
Net Assets..............  $    607,089     $    100,177   $    88,990  $    245,235
                          ============     ============   ===========  ============
Net Assets
 Investor A.............  $     16,782     $        975   $       685  $      9,573
 Investor B.............           589              --            --            --
 Institutional..........       589,718           99,202        88,305       235,662
                          ------------     ------------   -----------  ------------
   Total................  $    607,089     $    100,177   $    88,990  $    245,235
                          ============     ============   ===========  ============
Outstanding units of
 beneficial interest
 (shares)
 Investor A.............        16,776              972           683         9,563
 Investor B.............           589              --            --            --
 Institutional..........       589,717           99,171        88,300       235,667
                          ------------     ------------   -----------  ------------
   Total................       607,082          100,143        88,983       245,230
                          ============     ============   ===========  ============
Net asset value
 Investor A--redemption
  price per share.......         $1.00            $1.00         $1.00         $1.00
                                 =====            =====         =====         =====
 Investor B--offering
  price per share*......         $1.00            $ --          $ --          $ --
                                 =====            =====         =====         =====
 Institutional..........         $1.00            $1.00         $1.00         $1.00
                                 =====            =====         =====         =====

- -------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                               (Amounts in Thousands, except Per Share Amounts)
                              Small           Mid           Large      International
                          Capitalization Capitalization Capitalization   Discovery
                               Fund           Fund           Fund          Fund
                          -------------- -------------- -------------- -------------
Assets:
Investments, at value
 (Cost $221,067;
 $301,260; $297,955 and
 $247,412,
 respectively)..........     $294,831       $414,634       $494,093      $347,463
Repurchase agreements,
 at cost................       24,011         48,138         14,188        17,851
                             --------       --------       --------      --------
Total investments.......      318,842        462,772        508,281       365,314
Cash....................          149            700            --            610
Interest and dividends
 receivable.............           96            118            329           248
Receivable for capital
 shares issued..........          109             54              1            70
Receivable for
 investments sold.......       12,465            --             --          1,744
Tax reclaim receivable..          --             --             --            259
Foreign currency (Cost
 $0, $0, $0 and $4,
 respectively)..........          --             --             --              4
Prepaid expenses and
 other..................           29              1              3             6
                             --------       --------       --------      --------
Total Assets............      331,690        463,645        508,614       368,255
                             --------       --------       --------      --------
Liabilities:
Payable for return of
 collateral received for
 securities on loan.....       39,011         71,138         29,183        22,845
Payable for capital
 shares redeemed........          165            166            144           101
Payable for investments
 purchased..............        1,519          1,571            --          1,096
Net payable for
 variation margin on
 future contracts.......          --             --             --             29
Accrued expenses and
 other payables:
 Investment advisory
  fees..................          254            353            324           339
 Administration fees....           46             65             79            54
 Distribution fees--
  Investor A............            5              4              2             2
 Distribution fees--
  Investor B............           15             13             11             6
 Other..................          255            206             78           418
                             --------       --------       --------      --------
Total Liabilities.......       41,270         73,516         29,821        24,890
                             --------       --------       --------      --------
Net Assets:
Paid-in Capital.........      176,958        163,494        178,015       166,836
Undistributed
 (distributions in
 excess of) net
 investment income......       (1,298)        (1,770)          (879)       (1,228)
Net unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....       73,978        113,633        196,138       100,473
Undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........       40,782        114,772        105,519        77,284
                             --------       --------       --------      --------
Net Assets..............     $290,420       $390,129       $478,793      $343,365
                             ========       ========       ========      ========
Net Assets
 Investor A.............     $ 48,547       $ 44,315       $ 24,363      $ 24,305
 Investor B.............       19,243         16,585         15,935         8,406
 Institutional..........      222,630        329,229        438,495       310,654
                             --------       --------       --------      --------
   Total................     $290,420       $390,129       $478,793      $343,365
                             ========       ========       ========      ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A.............        1,996          2,636          1,057         1,230
 Investor B.............          827          1,063            711           447
 Institutional..........        8,957         19,324         18,867        15,524
                             --------       --------       --------      --------
   Total................       11,780         23,023         20,635        17,201
                             ========       ========       ========      ========
Net asset value
 Investor A--redemption
  price per share.......       $24.32         $16.81         $23.04        $19.76
                               ======         ======         ======        ======
 Investor B--offering
  price per share*......       $23.28         $15.60         $22.42        $18.81
                               ======         ======         ======        ======
 Institutional..........       $24.86         $17.04         $23.24        $20.01
                               ======         ======         ======        ======
Maximum Sales Charge--
 Investor A.............         5.50%          5.50%          5.50%         5.50%
                               ======         ======         ======        ======
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share--Investor A......       $25.74         $17.79         $24.38        $20.91
                               ======         ======         ======        ======

- -------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                             (Amounts in Thousands, except Per Share Amounts)
                                          Intermediate
                               Limited     Government
                            Maturity Bond Obligations  U.S. Government   Bond
                                Fund          Fund       Income Fund     Fund
                            ------------- ------------ --------------- --------
Assets:
Investments, at value
 (Cost $126,832; $112,776;
 $188,704 and $379,798
 respectively)............    $124,693      $110,334      $184,238     $367,430
Repurchase agreements, at
 cost.....................       2,572        36,656           800        6,756
                              --------      --------      --------     --------
Total investments.........     127,265       146,990       185,038      374,186
Interest and dividends
 receivable...............       1,409         1,497         1,255        3,290
Receivable for capital
 shares issued............           1           --              1            1
Receivable for investments
 sold.....................         --             15           149          --
Other Income Receivable...         270             7           121           58
Prepaid expenses and
 other....................           8            10             8           11
                              --------      --------      --------     --------
Total Assets..............     128,953       148,519       186,572      377,546
                              --------      --------      --------     --------
Liabilities:
Payable for return of
 collateral received for
 securities on loan.......       2,572        36,656           800       27,485
Dividends payable.........         612           529           930        1,804
Payable for capital shares
 redeemed.................         232            13           140           10
Accrued expenses and other
 payables:
 Investment advisory
  fees....................          52            56            93          174
 Administration fees......          21            18            31           58
 Distribution fees--
  Investor A..............           1             1             2            1
 Distribution fees--
  Investor B..............           1             1             9            2
 Other....................          40            44            67           76
                              --------      --------      --------     --------
Total Liabilities.........       3,531        37,318         2,072       29,610
                              --------      --------      --------     --------
Net Assets:
Paid-in Capital...........     137,259       125,876       196,197      368,038
Undistributed
 (distributions in excess
 of) net investment
 income...................         --            --            --             2
Net unrealized
 appreciation
 (depreciation) on
 investments..............      (2,139)       (2,441)       (4,466)     (12,368)
Accumulated undistributed
 net realized gains
 (losses) on investment
 transactions.............      (9,698)      (12,234)       (7,231)      (7,736)
                              --------      --------      --------     --------
Net Assets................    $125,422      $111,201      $184,500     $347,936
                              ========      ========      ========     ========
Net Assets
 Investor A...............    $ 13,317      $  7,680      $ 25,093     $  8,191
 Investor B...............         839           796        11,839        3,272
 Institutional............     111,266       102,725       147,568      336,473
                              --------      --------      --------     --------
   Total..................    $125,422      $111,201      $184,500     $347,936
                              ========      ========      ========     ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A...............       1,426           799         2,800          867
 Investor B...............          90            83         1,325          346
 Institutional............      11,913        10,683        16,470       35,445
                              --------      --------      --------     --------
   Total..................      13,429        11,565        20,595       36,658
                              ========      ========      ========     ========
Net asset value
 Investor A--redemption
  price per share.........       $9.34         $9.62         $8.96        $9.44
                                 =====         =====         =====        =====
 Investor B--offering
  price per share*........       $9.34         $9.59         $8.94        $9.46
                                 =====         =====         =====        =====
 Institutional............       $9.34         $9.62         $8.96        $9.49
                                 =====         =====         =====        =====
Maximum Sales Charge--
 Investor A...............        2.75%         4.75%         4.75%        4.75%
                                 =====         =====         =====        =====
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per share--
 Investor A...............       $9.60        $10.10         $9.41        $9.91
                                 =====        ======         =====        =====

- -------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                           (Amounts in Thousands, except Per Share Amounts)
                           National Tax    Michigan        Equity        Balanced
                           Exempt Bond     Municipal       Income       Allocation
                               Fund        Bond Fund        Fund           Fund
                          --------------  ------------   ------------  ------------
Assets:
Investments, at value
 (Cost $84,905;
 $192,319; $234,898 and
 $134,780,
 respectively)..........    $    84,998   $    195,878   $    256,817   $    166,939
Repurchase agreements,
 at cost................            --             --          27,109         13,187
                            -----------   ------------   ------------   ------------
Total investments.......         84,998        195,878        283,926        180,126
Interest and dividends
 receivable.............          1,591          2,426            720            630
Receivable for capital
 shares issued..........            --             --               1              2
Receivable for
 investments sold.......            --             --           3,229          2,065
Tax reclaim receivable..            --             --             --              14
Net receivable for
 variation margin on
 future contracts.......            --             --             --               2
Other Income Receivable.            --             --             --              12
Prepaid expenses and
 other..................             11              1              7              3
                            -----------   ------------   ------------   ------------
Total Assets............         86,600        198,305        287,883        182,854
                            -----------   ------------   ------------   ------------
Liabilities:
Payable for return of
 collateral received for
 securities on loan.....            --             --          32,109         13,187
Dividends payable.......            278            706            --             --
Payable for capital
 shares redeemed........             12            106            480              9
Payable for investments
 purchased..............            --             --             --             789
Accrued expenses and
 other payables:
 Investment advisory
  fees..................             44             99            181            113
 Administration fees....             14             33             44             28
 Distribution fees--
  Investor A............            --               2              5              1
 Distribution fees--
  Investor B............            --               2             14              4
 Other..................             32             59            120             92
                            -----------   ------------   ------------   ------------
Total Liabilities.......            380          1,007         32,953         14,223
                            -----------   ------------   ------------   ------------
Net Assets:
Paid-in Capital.........         86,299        193,744        143,078        110,532
Undistributed
 (distributions in
 excess of) net
 investment income......             (2)           (20)           512            172
Net unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....             93          3,559         21,919         32,177
Undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........           (170)            15         89,421         25,750
                            -----------   ------------   ------------   ------------
Net Assets..............    $    86,220   $    197,298   $    254,930   $    168,631
                            ===========   ============   ============   ============
Net Assets
 Investor A.............    $     4,060   $     21,274   $     59,675   $     14,370
 Investor B.............            441          2,236         17,749          5,248
 Institutional..........         81,719        173,788        177,506        149,013
                            -----------   ------------   ------------   ------------
   Total................    $    86,220   $    197,298   $    254,930   $    168,631
                            ===========   ============   ============   ============
Outstanding units of
 beneficial interest
 (shares)
 Investor A.............            402          2,014          3,585            954
 Investor B.............             43            211          1,076            348
 Institutional..........          8,088         16,449         10,722          9,905
                            -----------   ------------   ------------   ------------
   Total................          8,533         18,674         15,383         11,207
                            ===========   ============   ============   ============
Net asset value
 Investor A--redemption
  price per share.......         $10.10         $10.56         $16.65         $15.06
                                 ======         ======         ======         ======
 Investor B--offering
  price per share*......         $10.07         $10.57         $16.50         $15.06
                                 ======         ======         ======         ======
 Institutional..........         $10.10         $10.57         $16.55         $15.04
                                 ======         ======         ======         ======
Maximum Sales Charge--
 Investor A.............           4.75%          4.75%          5.50%          4.75%
                                 ======         ======         ======         ======
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share--Investor A......         $10.60         $11.09         $17.62         $15.81
                                 ======         ======         ======         ======

- -------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1999
(Unaudited)

                                                (Amounts in Thousands)
                                                      U.S.
                                          Prime     Government
                                       Obligations Obligations Tax-Free Treasury
                                          Fund        Fund       Fund     Fund
                                       ----------- ----------- -------- --------
Investment Income:
Interest income......................    $16,325     $2,981     $1,589   $6,825
                                         -------     ------     ------   ------
Total Income.........................     16,325      2,981      1,589    6,825
                                         -------     ------     ------   ------
Expenses:
Investment advisory fees.............      1,176        220        182      501
Administration fees..................        613        114         95      271
Distribution fees--Investor A........         22          3          1       12
Distribution fees--Investor B........          3        --         --       --
Custodian fees.......................         37         11         10       19
Accounting fees......................         61         15         14       28
Legal fees...........................         12          2          2        6
Audit fees...........................         12          5          5        6
Trustees' fees and expenses..........          5          1          1        2
Transfer agent fees..................         61         34         19       24
Registration and filing fees.........         17          8          7        8
Printing costs.......................         32          8          7       13
Insurance............................          2          1        --         1
Other................................          6          1          1       25
                                         -------     ------     ------   ------
Total Expenses.......................      2,059        423        344      916
Expenses voluntarily reduced.........        (13)        (2)        (1)    (102)
                                         -------     ------     ------   ------
Net Expenses.........................      2,046        421        343      814
                                         -------     ------     ------   ------
Net Investment Income................     14,279      2,560      1,246    6,011
                                         -------     ------     ------   ------
Realized/Unrealized Gains (Losses) On
 Investments:
Net realized gains (losses) from
 investment transactions.............        --          (1)       --         2
                                         -------     ------     ------   ------
Change in net assets resulting from
 operations..........................    $14,279     $2,559     $1,246   $6,013
                                         -------     ------     ------   ------

                       See notes to financial statements.

Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1999
(Unaudited)

                                            (Amounts in Thousands)
                              Small           Mid           Large      International
                          Capitalization Capitalization Capitalization   Discovery
                               Fund           Fund           Fund          Fund
                          -------------- -------------- -------------- -------------
Investment Income:
Interest income.........     $   336        $   126        $   --         $   --
Dividend income.........         514            695          1,705          1,891
Securities Lending
 Income.................         113            117             35              4
Foreign tax withholding.         --             --             --             (72)
                             -------        -------        -------        -------
Total Income............         963            938          1,740          1,823
                             -------        -------        -------        -------
Expenses:
Investment advisory
 fees...................       1,445          1,898          1,810          1,836
Administration fees.....         289            380            462            315
Distribution fees--
 Investor A.............          66             58             32             31
Distribution fees--
 Investor B.............          92             81             76             39
Custodian fees..........          20             24             28            104
Accounting fees.........          44             53             63             72
Legal fees..............           6              8             10              7
Audit fees..............           7              9             10              8
Trustees' fees and
 expenses...............           2              3              3              2
Transfer agent fees.....         254            152             83            119
Registration and filing
 fees...................          15             15             13             14
Printing costs..........          17             21             24             17
Insurance...............           1              1              1              1
Other...................           3              5              4              5
                             -------        -------        -------        -------
Total Expenses..........       2,261          2,708          2,619          2,570
                             -------        -------        -------        -------
Net Investment Income
 (Loss).................      (1,298)        (1,770)          (879)          (747)
                             -------        -------        -------        -------
Realized/Unrealized
 Gains (Losses) On
 Investments:
Net realized gains from
 investment and foreign
 currency transactions..      43,051         45,753         49,903         36,562
Net change in unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      36,589         23,224         24,327         55,195
                             -------        -------        -------        -------
Net realized/unrealized
 gains from investments
 and foreign currencies.      79,640         68,977         74,230         91,757
                             -------        -------        -------        -------
Change in net assets
 resulting from
 operations.............     $78,342        $67,207        $73,351        $91,010
                             =======        =======        =======        =======

                       See notes to financial statements.

Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1999
(Unaudited)

                                            (Amounts in Thousands)
                                              Intermediate    U.S.
                                   Limited     Government   Government
                                Maturity Bond Obligations    Income      Bond
                                    Fund          Fund        Fund       Fund
                                ------------- ------------ ----------- --------
Investment Income:
Interest income...............     $ 4,382      $ 4,061      $ 6,601   $ 12,332
Dividend income...............          35           34           68         79
Securities Lending Income.....           6           13            3         37
                                   -------      -------      -------   --------
Total Income..................       4,423        4,108        6,672     12,448
                                   -------      -------      -------   --------
Expenses:
Investment advisory fees......         440          443          661      1,228
Administration fees...........         136          130          195        362
Distribution fees--Investor A.          24           11           40         12
Distribution fees--Investor B.           4            5           69         19
Custodian fees................          12           12           14         23
Accounting fees...............          28           31           43         56
Legal fees....................           3            3            4          8
Audit fees....................           5            6            6          8
Trustees' fees and expenses...           1            1            2          3
Transfer agent fees...........          37           40           66         60
Registration and filing fees..          12           12           14         15
Printing costs................           9            9           12         20
Insurance.....................         --           --           --           1
Other.........................           2            1            4          5
                                   -------      -------      -------   --------
Total Expenses................         713          704        1,130      1,820
Expenses voluntarily reduced..         (99)         (29)        (207)       (85)
                                   -------      -------      -------   --------
Net Expenses..................         614          675          923      1,735
                                   -------      -------      -------   --------
Net Investment Income.........       3,809        3,433        5,749     10,713
                                   -------      -------      -------   --------
Realized/Unrealized Gains
 (Losses) On Investments:
Net realized gains (losses)
 from investment transactions.        (693)      (1,049)      (1,183)    (5,522)
Net change in unrealized
 appreciation (depreciation)
 from investments.............        (533)      (1,011)      (2,564)    (3,690)
                                   -------      -------      -------   --------
Net realized/unrealized gains
 (losses) on investments......      (1,226)      (2,060)      (3,747)    (9,212)
                                   -------      -------      -------   --------
Change in net assets resulting
 from operations..............     $ 2,583      $ 1,373      $ 2,002   $  1,501
                                   =======      =======      =======   ========

                       See notes to financial statements.

Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the Six Months Ended November 30, 1999
(Unaudited)

                                               (Amounts in Thousands)
                                     National Tax Michigan   Equity    Balanced
                                     Exempt Bond  Municipal  Income   Allocation
                                         Fund     Bond Fund   Fund       Fund
                                     ------------ --------- --------  ----------
Investment Income:
Interest income....................    $ 2,271     $ 5,380  $    --    $ 2,322
Dividend income....................         25          33     3,895       446
Securities Lending Income..........        --          --         49        23
Foreign tax withholding............        --          --        --         (3)
                                       -------     -------  --------   -------
Total Income.......................      2,296       5,413     3,944     2,788
                                       -------     -------  --------   -------
Expenses:
Investment advisory fees...........        327         710     1,365       831
Administration fees................         96         209       295       180
Distribution fees--Investor A......          7          31        91        19
Distribution fees--Investor B......          3          13       103        27
Custodian fees.....................         10          15        21        30
Accounting fees....................         27          44        44        44
Legal fees.........................          2           5         6         4
Audit fees.........................          5           6         8         6
Trustees' fees and expenses........          1           2         2         1
Transfer agent fees................         26          47       157        60
Registration and filing fees.......         11           1        15        13
Printing costs.....................          7          13        17        11
Insurance..........................        --            1         1         1
Other..............................          1           3         5         3
                                       -------     -------  --------   -------
Total Expenses.....................        523       1,100     2,130     1,230
                                       -------     -------  --------   -------
Expenses voluntarily reduced.......        (92)       (197)      --       (156)
                                       -------     -------  --------   -------
Net Expenses.......................        431         903     2,130     1,074
                                       -------     -------  --------   -------
Net Investment Income..............      1,865       4,510     1,814     1,714
                                       -------     -------  --------   -------
Realized/Unrealized Gains (Losses)
 On Investments:
Net realized gains (losses) from
 investment and foreign currency
 transactions......................       (439)       (178)   35,998    13,133
Net change in unrealized
 appreciation (depreciation) from
 investments and translation of
 assets and liabilities in foreign
 currencies........................     (2,347)     (6,775)  (63,483)    6,334
                                       -------     -------  --------   -------
Net realized/unrealized gains
 (losses) on investments and
 foreign currencies................     (2,786)     (6,953)  (27,485)   19,467
                                       -------     -------  --------   -------
Change in net assets resulting from
 operations........................    $  (921)    $(2,443) $(25,671)  $21,181
                                       =======     =======  ========   =======

- -------
* Investor C class of shares closed on August 28, 1998.

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                           (Amounts in Thousands)
                                                            U.S. Government
                               Prime Obligations Fund      Obligations Fund
                              ------------------------  -----------------------
                                For the                   For the
                               Six Months    For the     Six Months   For the
                                 Ended     Year Ended      Ended     Year Ended
                              November 30,   May 31,    November 30,  May 31,
                                  1999        1999          1999        1999
                              ------------ -----------  ------------ ----------
From Investment Activities:
Operations:
 Net investment income......   $  14,279   $    35,041   $   2,560   $  11,399
 Net realized gains (losses)
  from investment
  transactions..............         --            --           (1)        --
                               ---------   -----------   ---------   ---------
Change in net assets
 resulting from operations..      14,279        35,041       2,559      11,399
                               ---------   -----------   ---------   ---------
Distributions to Investor A
 Shareholders:
 From net investment income.        (403)       (3,035)        (54)     (3,460)
Distributions to Investor B
 Shareholders:
 From net investment income.         (12)          (26)        --          --
Distributions to
 Institutional Class
 Shareholders:
 From net investment income.     (13,864)      (31,980)     (2,506)     (7,939)
                               ---------   -----------   ---------   ---------
Change in net assets
 resulting from
 distributions..............     (14,279)      (35,041)     (2,560)    (11,399)
                               ---------   -----------   ---------   ---------
Capital Transactions:
 Proceeds from shares
  issued....................     405,597     1,494,362      77,836     535,685
 Dividends reinvested.......         181         3,675          12         569
 Cost of shares redeemed....    (442,930)   (1,763,064)   (101,177)   (767,341)
                               ---------   -----------   ---------   ---------
Change in net assets from
 capital transactions.......     (37,152)     (265,027)    (23,329)   (231,087)
                               ---------   -----------   ---------   ---------
Change in net assets........     (37,152)     (265,027)    (23,330)   (231,087)
Net Assets:
 Beginning of period........     644,241       909,268     123,507     354,594
                               ---------   -----------   ---------   ---------
 End of period..............   $ 607,089   $   644,241   $ 100,177   $ 123,507
                               =========   ===========   =========   =========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                           (Amounts in Thousands)
                                   Tax-Free Fund            Treasury Fund
                              -----------------------  ------------------------
                                For the                  For the
                               Six Months   For the     Six Months    For the
                                 Ended     Year Ended     Ended     Year Ended
                              November 30,  May 31,    November 30,   May 31,
                                  1999        1999         1999        1999
                              ------------ ----------  ------------ -----------
From Investment Activities:
Operations:
  Net investment income......  $   1,246   $   3,346    $   6,011   $    18,999
  Net realized gains (losses)
   from investment
   transactions..............        --            3            2            24
                               ---------   ---------    ---------   -----------
Change in net assets
 resulting from operations...      1,246       3,349        6,013        19,023
                               ---------   ---------    ---------   -----------
Distributions to Investor A
 Shareholders:
  From net investment income.        (12)       (584)        (216)       (5,234)
  In excess of net investment
   income....................        --          --           --             (9)
Distributions to
 Institutional Class
 Shareholders:
  From net investment income.     (1,234)     (2,762)      (5,795)      (13,765)
  In excess of net investment
   income....................        --          --           --            (24)
                               ---------   ---------    ---------   -----------
Change in net assets
 resulting from
 distributions...............     (1,246)     (3,346)      (6,011)      (19,032)
                               ---------   ---------    ---------   -----------
Capital Transactions:
  Proceeds from shares
   issued....................     82,081     253,902      485,945     1,827,862
  Dividends reinvested.......         11         462           83           318
  Cost of shares redeemed....   (103,859)   (302,778)    (519,490)   (2,111,268)
                               ---------   ---------    ---------   -----------
Change in net assets from
 capital transactions........    (21,767)    (48,414)     (33,462)     (283,088)
                               ---------   ---------    ---------   -----------
Change in net assets.........    (21,767)    (48,411)     (33,460)     (283,097)
Net Assets:
  Beginning of period........    110,757     159,168      278,695       561,792
                               ---------   ---------    ---------   -----------
  End of period..............  $  88,990   $ 110,757    $ 245,235   $   278,695
                               =========   =========    =========   ===========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                        (Amounts in Thousands)
                           Small Capitalization Fund      Mid Capitalization Fund
                           ----------------------------   -----------------------
                              For the                       For the
                            Six Months       For the       Six Months   For the
                               Ended       Year Ended        Ended     Year Ended
                           November 30,      May 31,      November 30,  May 31,
                               1999           1999            1999        1999
                           -------------   ------------   ------------ ----------
From Investment
 Activities:
Operations:
  Net investment income
   (loss).................  $     (1,298)  $     (4,377)    $ (1,770)  $  (4,129)
  Net realized gains
   (losses) from
   investment
   transactions...........        43,051            (26)      45,753     134,749
  Net change in unrealized
   appreciation
   (depreciation) from
   investments............        36,589       (109,493)      23,224    (104,609)
                            ------------   ------------     --------   ---------
Change in net assets
 resulting from
 operations...............        78,342       (113,896)      67,207      26,011
                            ------------   ------------     --------   ---------
Distributions to Investor
 A Shareholders:
  From net realized gains
   from investment
   transactions...........           --         (10,802)         --       (8,203)
Distributions to Investor
 B Shareholders:
  From net realized gains
   from investment
   transactions...........           --          (3,334)         --       (2,657)
Distributions to
 Institutional Class
 Shareholders:
  From net realized gains
   from investment
   transactions...........           --         (36,347)         --      (52,517)
                            ------------   ------------     --------   ---------
Change in net assets
 resulting from
 distributions............           --         (50,483)         --      (63,377)
                            ------------   ------------     --------   ---------
Capital Transactions:
  Proceeds from shares
   issued.................        29,807        494,145        8,792     147,939
  Dividends reinvested....           --          40,154          --       49,480
  Cost of shares redeemed.      (120,417)      (814,361)     (72,837)   (407,357)
                            ------------   ------------     --------   ---------
Change in net assets from
 capital transactions.....       (90,610)      (280,062)     (64,045)   (209,938)
                            ------------   ------------     --------   ---------
Change in net assets......       (12,268)      (444,441)       3,162    (247,304)
Net Assets:
  Beginning of period.....       302,688        747,129      386,967     634,271
                            ------------   ------------     --------   ---------
  End of period...........  $    290,420   $    302,688     $390,129   $ 386,967
                            ============   ============     ========   =========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                         (Amounts in Thousands)
                         Large Capitalization Fund       International Discovery Fund
                         -----------------------------   -------------------------------
                            For the                          For the
                          Six Months       For the         Six Months
                             Ended       Year Ended           Ended          For the
                         November 30,      May 31,        November 30,     Year Ended
                             1999           1999              1999        May 31, 1999
                         -------------   -------------   ---------------  --------------
From Investment
 Activities:
Operations:
  Net investment income
   (loss)...............   $       (879) $      (1,629)    $        (747) $         (957)
  Net realized gains
   (losses) from
   investment and
   foreign currency
   transactions.........         49,903         70,480            36,562          55,634
  Net change in
   unrealized
   appreciation
   (depreciation) from
   investments and
   translation of assets
   and liabilities in
   foreign currencies...         24,327         22,143            55,195         (80,335)
                           ------------  -------------     -------------  --------------
Change in net assets
 resulting from
 operations.............         73,351         90,994            91,010         (25,658)
                           ------------  -------------     -------------  --------------
Distributions to
 Investor A
 Shareholders:
  From net realized
   gains from investment
   and foreign currency
   transactions.........            --            (375)              --           (1,835)
Distributions to
 Investor B
 Shareholders:
  From net realized
   gains from investment
   and foreign currency
   transactions.........            --            (211)              --             (584)
Distributions to
 Institutional Class
 Shareholders:
  From net realized
   gains from investment
   and foreign currency
   transactions.........            --          (6,438)              --          (18,395)
                           ------------  -------------     -------------  --------------
Change in net assets
 resulting from
 distributions..........            --          (7,024)              --          (20,814)
                           ------------  -------------     -------------  --------------
Capital Transactions:
  Proceeds from shares
   issued...............         17,529         82,673            45,250          47,693
  Dividends reinvested..            --           4,652               --           12,710
  Cost of shares
   redeemed.............        (59,835)      (113,833)          (93,177)       (198,705)
                           ------------  -------------     -------------  --------------
Change in net assets
 from capital
 transactions...........        (42,306)       (26,508)          (47,927)       (138,302)
                           ------------  -------------     -------------  --------------
Change in net assets....         31,045         57,462            43,083        (184,774)
Net Assets:
  Beginning of period...        447,748        390,286           300,282         485,056
                           ------------  -------------     -------------  --------------
  End of period.........   $    478,793  $     447,748     $     343,365  $      300,282
                           ============  =============     =============  ==============

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                            (Amounts in Thousands)
                                   Limited Maturity     Intermediate Government
                                       Bond Fund           Obligations Fund
                                ----------------------- -----------------------
                                  For the                 For the
                                 Six Months   For the    Six Months   For the
                                   Ended     Year Ended    Ended     Year Ended
                                November 30,  May 31,   November 30,  May 31,
                                    1999        1999        1999        1999
                                ------------ ---------- ------------ ----------
From Investment Activities:
Operations:
  Net investment income........   $  3,809    $ 10,142    $  3,433    $  8,616
  Net realized gains (losses)
   from investment
   transactions................       (693)        691      (1,049)        653
  Net change in unrealized
   appreciation (depreciation)
   from investments............       (533)     (1,757)     (1,011)     (1,892)
                                  --------    --------    --------    --------
Change in net assets resulting
 from operations...............      2,583       9,076       1,373       7,377
                                  --------    --------    --------    --------
Distributions to Investor A
 Shareholders:
  From net investment income...       (506)     (1,778)       (223)       (590)
Distributions to Investor B
 Shareholders:
  From net investment income...        (20)        (59)        (24)        (65)
Distributions to Investor C
 Shareholders:(a)
  From net investment income...        --          (22)        --           (3)
Distributions to Institutional
 Class Shareholders:
  From net investment income...     (3,284)     (8,283)     (3,186)     (7,958)
                                  --------    --------    --------    --------
Change in net assets resulting
 from distributions............     (3,810)    (10,142)     (3,433)     (8,616)
                                  --------    --------    --------    --------
Capital Transactions:
  Proceeds from shares issued..      8,478      40,538       2,239      14,190
  Dividends reinvested.........      1,537       4,082       1,016       2,456
  Cost of shares redeemed......    (31,575)    (91,178)    (35,171)    (58,259)
                                  --------    --------    --------    --------
Change in net assets from
 capital transactions..........    (21,560)    (46,558)    (31,916)    (41,613)
                                  --------    --------    --------    --------
Change in net assets...........    (22,787)    (47,624)    (33,976)    (42,852)
Net Assets:
  Beginning of period..........    148,209     195,833     145,177     188,029
                                  --------    --------    --------    --------
  End of period................   $125,422    $148,209    $111,201    $145,177
                                  ========    ========    ========    ========

- -------
(a)Investor C class of shares closed on August 28, 1998.

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                            (Amounts in Thousands)
                                    U.S. Government
                                      Income Fund              Bond Fund
                                ----------------------- -----------------------
                                  For the                 For the
                                 Six Months   For the    Six Months   For the
                                   Ended     Year Ended    Ended     Year Ended
                                November 30,  May 31,   November 30,  May 31,
                                    1999        1999        1999        1999
                                ------------ ---------- ------------ ----------
From Investment Activities:
Operations:
  Net investment income........   $  5,749    $ 13,241    $ 10,713   $  26,093
  Net realized gains (losses)
   from investment
   transactions................     (1,183)      1,493      (5,522)      2,425
  Net change in unrealized
   appreciation (depreciation)
   from investments............     (2,564)     (4,469)     (3,690)    (13,814)
                                  --------    --------    --------   ---------
Change in net assets resulting
 from operations...............      2,002      10,265       1,501      14,704
                                  --------    --------    --------   ---------
Distributions to Investor A
 Shareholders:
  From net investment income...       (921)     (2,684)       (276)       (778)
  From net realized gains from
   investment transactions.....        --          --          --          (36)
Distributions to Investor B
 Shareholders:
  From net investment income...       (350)     (1,063)        (94)       (268)
  From net realized gains from
   investment transactions.....        --          --          --          (15)
Distributions to Investor C
 Shareholders:(a)
  From net investment income...        --           (3)        --           (7)
Distributions to Institutional
 Class Shareholders:
  From net investment income...     (4,478)     (9,491)    (10,343)    (25,246)
  From net realized gains from
   investment transactions.....        --          --          --       (1,118)
                                  --------    --------    --------   ---------
Change in net assets resulting
 from distributions............     (5,749)    (13,241)    (10,713)    (27,468)
                                  --------    --------    --------   ---------
Capital Transactions:
  Proceeds from shares issued..     32,975      47,892      19,375      49,058
  Dividends reinvested.........      1,379       3,175       6,680      17,146
  Cost of shares redeemed......    (50,783)    (83,794)    (51,601)   (176,431)
                                  --------    --------    --------   ---------
Change in net assets from
 capital transactions..........    (16,429)    (32,727)    (25,546)   (110,227)
                                  --------    --------    --------   ---------
Change in net assets...........    (20,176)    (35,703)    (34,758)   (122,991)
Net Assets:
  Beginning of period..........    204,676     240,379     382,694     505,685
                                  --------    --------    --------   ---------
  End of period................   $184,500    $204,676    $347,936   $ 382,694
                                  ========    ========    ========   =========

- -------
(a)Investor C class of shares closed on August 28, 1998.

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                            (Amounts in Thousands)
                                  National Tax Exempt     Michigan Municipal
                                       Bond Fund               Bond Fund
                                ----------------------- -----------------------
                                  For the                 For the
                                 Six Months   For the    Six Months   For the
                                   Ended     Year Ended    Ended     Year Ended
                                November 30,  May 31,   November 30,  May 31,
                                    1999        1999        1999        1999
                                ------------ ---------- ------------ ----------
From Investment Activities:
Operations:
  Net investment income........   $  1,865    $  4,593    $  4,510    $  9,903
  Net realized gains (losses)
   from investment
   transactions................       (439)        428        (178)        981
  Net change in unrealized
   appreciation (depreciation)
   from investments............     (2,347)       (438)     (6,775)     (2,440)
                                  --------    --------    --------    --------
Change in net assets resulting
 from operations...............       (921)      4,583      (2,443)      8,444
Distributions to Investor A
 Shareholders:
  From net investment income...       (105)       (287)       (508)     (1,300)
  In excess of net investment
   income......................        --          --           (2)         (2)
  From net realized gains from
   investment transactions.....        --          (90)        --         (212)
Distributions to Investor B
 Shareholders:
  From net investment income...         (7)        (18)        (47)       (112)
  From net realized gains from
   investment transactions.....        --           (7)        --          (22)
Distributions to Institutional
 Class Shareholders:
  From net investment income...     (1,753)     (4,288)     (3,937)     (8,489)
  In excess of net investment
   income......................        --          --          (17)        (17)
  From net realized gains from
   investment transactions.....        --       (1,234)        --       (1,265)
                                  --------    --------    --------    --------
Change in net assets resulting
 from distributions............     (1,865)     (5,924)     (4,511)    (11,422)
                                  --------    --------    --------    --------
Capital Transactions:
  Proceeds from shares issued..      2,404       9,852       6,185      34,583
  Dividends reinvested.........        238         713         882       2,341
  Cost of shares redeemed......    (17,959)    (38,965)    (26,873)    (58,653)
                                  --------    --------    --------    --------
Change in net assets from
 capital transactions..........    (15,317)    (28,400)    (19,806)    (21,729)
                                  --------    --------    --------    --------
Change in net assets...........    (18,103)    (29,741)    (26,760)    (24,707)
Net Assets:
  Beginning of period..........    104,323     134,064     224,058     248,765
                                  --------    --------    --------    --------
  End of period................   $ 86,220    $104,323    $197,298    $224,058
                                  ========    ========    ========    ========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds
(Unaudited)

                                            (Amounts in Thousands)
                                                           Balanced Allocation
                                  Equity Income Fund              Fund
                                -----------------------  -----------------------
                                  For the                  For the
                                 Six Months   For the     Six Months   For the
                                   Ended     Year Ended     Ended     Year Ended
                                November 30,  May 31,    November 30,  May 31,
                                    1999        1999         1999        1999
                                ------------ ----------  ------------ ----------
From Investment Activities:
Operations:
  Net investment income........   $  1,814   $   4,840     $  1,714   $   5,700
  Net realized gains (losses)
   from investment and foreign
   currency transactions.......     35,998      94,130       13,133      15,226
  Net change in unrealized
   appreciation (depreciation)
   from investments and
   translation of assets and
   liabilities in foreign
   currencies..................    (63,483)    (61,914)       6,334     (12,513)
                                  --------   ---------     --------   ---------
Change in net assets resulting
 from operations...............    (25,671)     37,056       21,181       8,413
                                  --------   ---------     --------   ---------
Distributions to Investor A
 Shareholders:
  From net investment income...       (383)     (1,152)        (138)       (360)
  From net realized gains from
   investment and foreign
   currency transactions.......        --      (10,723)         --         (472)
Distributions to Investor B
 Shareholders:
  From net investment income...        (43)       (178)         (30)        (89)
  From net realized gains from
   investment and foreign
   currency transactions.......        --       (3,010)         --         (192)
Distributions to Investor C
 Shareholders:(a)
  From net investment income...        --           (2)         --           (3)
Distributions to Institutional
 Class Shareholders:
  From net investment income...     (1,320)     (3,699)      (1,714)     (5,206)
  From net realized gains from
   investment and foreign
   currency transactions.......        --      (29,940)         --       (6,148)
                                  --------   ---------     --------   ---------
Change in net assets resulting
 from distributions............     (1,746)    (48,704)      (1,882)    (12,470)
                                  --------   ---------     --------   ---------
Capital Transactions:
  Proceeds from shares issued..      8,405      34,686       12,772      32,544
  Dividends reinvested.........        674      21,572        1,722      11,335
  Cost of shares redeemed......    (53,320)   (132,781)     (63,848)   (131,988)
Change in net assets from
 capital transactions..........    (44,241)    (76,523)     (49,354)    (88,109)
                                  --------   ---------     --------   ---------
Change in net assets...........    (71,658)    (88,171)     (30,055)    (92,166)
Net Assets:
  Beginning of period..........    326,588     414,759      198,686     290,852
                                  --------   ---------     --------   ---------
  End of period................   $254,930   $ 326,588     $168,631   $ 198,686
                                  ========   =========     ========   =========

- -------
(a)Investor C class of shares closed on August 28, 1998.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Prime Obligations Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Certificates of Deposit - Yankee (5.8%):
 Yankee (5.8%):
  $10,000  Bank of Montreal, 5.16%, 5/3/00..........................   $  9,998
    5,000  Bayerische Landisbank, 5.40%, 12/8/99....................      5,000
    5,000  Bayerische Landisbank, 5.94%, 1/5/00.....................      5,000
   10,000  Rabobank, 5.13%, 4/27/00.................................      9,998
    5,000  Union Bank of Switzerland, 5.60%, 6/14/00................      4,999
                                                                       --------
  Total Certificates Of Deposit--Yankee                                  34,995
                                                                       --------
 Commercial Paper (73.3%):
 Agriculture (0.8%):
    5,000  Cargill, Inc., 5.42%, 1/19/00............................      4,963
                                                                       --------
 Automotive (5.7%):
    5,000  DaimlerChrysler North America, 5.31%, 12/8/99............      4,995
    5,000  DaimlerChrysler North America, 5.31%, 12/15/99...........      4,990
    5,000  Ford Motor Credit Corp., 5.81%, 1/4/00...................      4,973
    5,000  Ford Motor Credit Corp., 5.83%, 4/19/00..................      4,887
   10,000  General Motors Acceptance Corp., 5.71%, 1/26/00..........      9,910
    5,000  General Motors Acceptance Corp., 5.38%, 3/22/00..........      4,916
                                                                       --------
                                                                         34,671
                                                                       --------
 Banking (8.2%):
    5,000  Abbey National North America, 5.35%, 12/3/99.............      4,998
    5,000  Abbey National North America, 5.34%, 12/10/99............      4,993
    5,000  Deutsche Bank, 5.34%, 12/15/99...........................      4,990
    5,000  Deutsche Bank, 5.74%, 1/19/00............................      4,961
    5,000  Dresdner Bank, 5.35%, 12/15/99...........................      4,990
    5,000  Dresdner Bank, 5.81%, 1/10/00............................      4,968
    5,000  Royal Bank of Canada, 5.30%, 12/29/99....................      4,979
    5,000  Svenska Handelsbanken, Inc., 5.33%, 12/21/99.............      4,985
    5,000  Svenska Handelsbanken, Inc., 5.34%, 12/29/99.............      4,979
    5,000  Svenska Handelsbanken, Inc., 5.88%, 3/1/00...............      4,926
                                                                       --------
                                                                         49,769
                                                                       --------
 Chemicals (5.6%):
    5,000  Akzo Nobel NV, 5.80%, 3/7/00.............................      4,922
    5,000  Akzo Nobel NV, 5.84%, 3/9/00.............................      4,920
    5,000  Akzo Nobel NV, 5.85%, 3/21/00............................      4,910
    5,000  Great Lakes Chemical Corp., 5.93%, 1/19/00...............      4,960
    5,000  Henkel Corp., 6.00%, 1/13/00.............................      4,963
    4,500  Monsanto Co., 5.40%, 1/18/00.............................      4,468
    5,000  Monsanto Co., 5.77%, 3/22/00.............................      4,910
                                                                       --------
                                                                         34,053
                                                                       --------

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper, continued:
 Diversified Operation (6.5%):
  $ 5,000  Bass Finance Ltd., 5.31%, 12/6/99........................   $  4,997
    4,915  Bass Finance Ltd., 5.87%, 2/10/00........................      4,858
    5,000  Bass Finance Ltd., 5.87%, 2/22/00........................      4,932
    5,000  Bass Finance Ltd., 5.88%, 2/23/00........................      4,931
    5,000  General Electric Capital Corp., 4.95%, 2/3/00............      4,957
    5,000  General Electric Capital Corp., 5.76%, 2/16/00...........      4,938
    5,000  General Electric Capital Corp., 5.73%, 2/23/00...........      4,933
    5,000  General Electric Capital Corp., 5.83%, 4/5/00............      4,898
                                                                       --------
                                                                         39,444
                                                                       --------
 Electric Utility (1.6%):
    5,000  Southern Co., 5.85%, 2/10/00.............................      4,942
    5,000  Southern Co., 5.70%, 2/23/00.............................      4,934
                                                                       --------
                                                                          9,876
                                                                       --------
 Electrical & Electronic (0.8%):
    5,000  Eaton Corp., 5.53%, 1/19/00..............................      4,962
                                                                       --------
 Finance - Conduit (11.6%):
    5,000  Ciesco L.P., 5.33%, 12/1/99..............................      5,000
    5,000  Ciesco L.P., 5.35%, 12/13/99.............................      4,991
    5,000  Ciesco L.P., 5.80%, 1/26/00..............................      4,955
    5,000  Corporate Asset Funding Co., Inc., 5.30%, 12/13/99.......      4,991
    5,000  Corporate Asset Funding Co., Inc., 6.05%, 1/20/00........      4,958
    5,000  Corporate Asset Funding Co., Inc., 6.03%, 1/26/00........      4,953
    5,000  Corporate Asset Funding Co., Inc., 6.00%, 2/10/00........      4,941
    5,000  Delaware Funding Corp., 5.58%, 1/18/00...................      4,961
    5,000  Delaware Funding Corp., 5.83%, 1/21/00...................      4,959
    5,000  Delaware Funding Corp., 5.82%, 2/22/00...................      4,933
    5,000  Pemex, 5.32%, 12/6/99....................................      4,996
    4,490  Preferred Receivables Funding Corp., 5.40%, 1/12/00......      4,462
    5,000  Preferred Receivables Funding Corp., 6.00%, 1/13/00......      4,964
    5,735  Preferred Receivables Funding Corp., 6.07%, 1/18/00......      5,688
                                                                       --------
                                                                         69,752
                                                                       --------
 Financial Services (9.8%):
    5,000  American Express Co., 5.38%, 1/19/00.....................      4,963
    5,000  American Express Co., 5.98%, 1/26/00.....................      4,953
    5,000  American Express Credit Corp., 5.82%, 1/31/00............      4,951
    5,000  American Express Credit Corp., 5.90%, 2/2/00.............      4,948
    5,000  Den Danske Bank, 5.34%, 12/14/99.........................      4,990

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Prime Obligations Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper, continued:
 Financial Services, continued:
  $ 5,000  Den Danske Bank, 5.70%, 5/12/00..........................   $  4,871
    5,000  Household Finance, 5.30%, 12/2/99........................      4,999
    5,000  Household Finance, 5.70%, 1/12/00........................      4,967
    5,000  Household Finance, 5.96%, 2/2/00.........................      4,948
   10,000  Transamerica Finance Corp., 5.99%, 1/26/00...............      9,908
    5,000  Transamerica Finance Corp., 5.85%, 4/12/00...............      4,892
                                                                       --------
                                                                         59,390
                                                                       --------
 Food Products & Services (4.1%):
    5,000  Campbell Soup Co., 4.80%, 12/1/99........................      5,000
    5,000  Diageo PLC, 5.55%, 1/12/00...............................      4,968
    5,000  Diageo PLC, 5.95%, 1/18/00...............................      4,960
    5,000  Diageo PLC, 5.50%, 2/9/00................................      4,947
    5,000  Diageo PLC, 5.80%, 4/4/00................................      4,899
                                                                       --------
                                                                         24,774
                                                                       --------
 Glass Products (1.6%):
    5,000  Guardian Industries, 6.03%, 1/14/00......................      4,964
    5,000  Guardian Industries, 5.90%, 1/28/00......................      4,952
                                                                       --------
                                                                          9,916
                                                                       --------
 Insurance (6.5%):
    5,000  American General Corp., 5.81%, 3/15/99...................      4,915
    5,000  New York Life Capital Corp., 5.30%, 12/8/99..............      4,996
    5,000  Prudential Funding Corp., 5.75%, 1/12/00.................      4,966
    5,000  Prudential Funding Corp., 5.75%, 1/19/00.................      4,961
    5,000  Prudential Funding Corp., 5.86%, 1/26/00.................      4,954
    5,000  Prudential Funding Corp., 5.77%, 4/5/00..................      4,899
    5,000  St. Paul Cos., Inc., 5.63%, 2/9/00.......................      4,945
    5,000  St. Paul Cos., Inc., 5.70%, 2/23/00......................      4,934
                                                                       --------
                                                                         39,570
                                                                       --------
 Machinery & Equipment (1.6%):
    5,000  Caterpillar Financial, 5.78%, 2/28/00....................      4,928
    5,000  Caterpillar Financial, 5.80%, 3/16/00....................      4,915
                                                                       --------
                                                                          9,843
                                                                       --------
 Manufacturing (1.6%):
    5,000  Stanley Works, 5.65%, 2/9/00.............................      4,945
    5,000  Stanley Works, 5.72%, 3/1/00.............................      4,928
                                                                       --------
                                                                          9,873
                                                                       --------
 Oil & Exploration, Production & Services (1.6%):
    5,000  Atlantic Richfield, 5.30%, 12/2/99.......................      4,999
    5,000  BP America, Inc., 4.86%, 1/24/00.........................      4,964
                                                                       --------
                                                                          9,963
                                                                       --------
 Paper Products (0.8%):
    5,000  Sonoco Products Co., 5.75%, 3/14/00......................      4,917
                                                                       --------

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper, continued:
 Pharmaceuticals (4.1%):
  $ 5,000  American Home Products, 5.42%, 1/25/00...................   $  4,958
    5,000  American Home Products, 5.72%, 2/16/00...................      4,939
    5,000  American Home Products, 5.70%, 3/6/00....................      4,924
    5,000  Glaxo Welcome, Inc., 5.92%, 2/17/00......................      4,936
    5,000  Glaxo Welcome, Inc., 5.85%, 3/10/00......................      4,919
                                                                       --------
                                                                         24,676
                                                                       --------
 Photography (0.8%):
    5,000  Eastman Kodak, 5.89%, 1/19/00............................      4,960
                                                                       --------
  Total Commercial Paper                                                445,372
                                                                       --------
 Corporate Bonds (10.7%):
 Automotive (0.8%):
    5,000  DaimlerChrysler North America, 5.28%*, 7/6/00............      4,996
                                                                       --------
 Banking (2.5%):
   10,000  Abbey National North America, 5.13%, 5/4/00..............      9,997
    5,000  Comerica, Inc., 5.43%*, 9/1/00...........................      4,998
                                                                       --------
                                                                         14,995
                                                                       --------
 Financial Services (6.6%):
    5,000  AllState Funding Agreement, 5.49%*, 12/1/99..............      5,000
    5,000  AllState Funding Agreement, 5.25%*, 3/31/00..............      5,000
   10,000  AllState Funding Agreement, 5.57%*, 9/1/00...............     10,000
   10,000  Travelers Funding Agreement, 6.14%*, 3/31/00.............     10,000
   10,000  Travelers Funding Agreement, 5.51%*, 8/17/00.............     10,000
                                                                       --------
                                                                         40,000
                                                                       --------
 Telecommunications (0.8%):
    5,000  AT&T Corp., 6.14%*, 1/13/00..............................      4,999
                                                                       --------
  Total Corporate Bonds                                                  64,990
                                                                       --------
 U.S. Government Agencies (5.8%):
 Fannie Mae (0.8%):
    5,000  5.27%, 12/6/99...........................................      4,996
                                                                       --------
 Federal Home Loan Bank (1.6%):
   10,000  5.71%*, 3/24/00..........................................     10,000
                                                                       --------
 Student Loan Marketing Assoc. (3.4%):
   10,000  6.05%*, 8/10/00..........................................      9,999
   10,000  6.05%*, 11/15/00.........................................      9,995
                                                                       --------
                                                                         19,994
                                                                       --------
  Total U.S. Government Agencies                                         34,990
                                                                       --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Prime Obligations Fund
(Unaudited)
(Amounts in Thousands)

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Repurchase Agreements (5.4%):
  $33,072   JP Morgan, 5.72%, 12/1/99, (Collateralized by $35,005,
               Fannie Mae, 6.43%, 2/6/08, market value--$34,446)...   $ 33,072
                                                                      --------
  Total Repurchase Agreements                                           33,072
                                                                      --------
  Total Investments (Amortized Cost $613,419)(a)--101.0%               613,419
  Liabilities in excess of other assets--(1.0)%                         (6,330)
                                                                      --------
  Total Net Assets--100.0%                                            $607,089
                                                                      ========

- -------
 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1999.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
U.S. Government Obligations Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 U.S. Government Agencies (91.2%):
 Fannie Mae (24.9%):
  $1,000   5.27%, 12/2/99...........................................   $  1,000
   2,000   5.27%, 12/6/99...........................................      1,999
   1,000   5.26%, 12/7/99...........................................        999
   1,000   5.26%, 12/8/99...........................................        999
   1,000   5.25%, 12/10/99..........................................        999
   1,000   5.24%, 12/15/99..........................................        998
   2,100   5.36%, 1/18/00...........................................      2,085
   3,000   5.26%, 1/20/00...........................................      2,977
   1,000   5.52%, 1/24/00...........................................        992
   1,000   5.24%, 1/26/00...........................................        992
   3,100   5.46%, 2/2/00............................................      3,069
   2,000   5.51%, 2/8/00............................................      1,979
   1,000   5.53%, 2/17/00...........................................        988
   1,000   5.23%, 3/15/00...........................................        985
   1,000   5.50%, 3/16/00...........................................        984
   1,000   5.60%, 4/10/00...........................................        980
   1,000   5.48%, 4/25/00...........................................        978
   1,000   5.51%, 5/18/00...........................................        974
                                                                       --------
                                                                         24,977
                                                                       --------
 Federal Farm Credit Bank (3.0%):
   1,000   5.33%, 12/29/99..........................................        996
   1,000   5.55%, 1/24/00...........................................        992
   1,000   5.55%, 2/15/00...........................................        988
                                                                       --------
                                                                          2,976
                                                                       --------
 Federal Home Loan Bank (25.7%):
   1,000   5.53%, 1/12/00...........................................        994
   1,000   5.56%, 1/14/00...........................................        993
   2,000   5.51%, 1/26/00...........................................      1,983
   1,000   5.17%, 1/31/00...........................................        991
   1,000   5.52%, 2/1/00............................................        990
   1,000   5.48%, 2/2/00............................................        990
   1,000   5.53%, 2/3/00............................................        990
   1,000   5.53%, 2/11/00...........................................        989
   1,000   5.51%, 2/16/00...........................................        988
   1,000   5.52%, 2/22/00...........................................        987
   2,000   5.54%, 2/23/00...........................................      1,974
   1,000   5.57%, 3/2/00............................................        986
   1,000   5.51%, 3/8/00............................................        985
   3,000   5.71%*, 3/24/00..........................................      3,001
   1,000   5.57%, 4/12/00...........................................        979
   1,000   5.58%, 4/19/00...........................................        978
   1,000   5.59%, 4/26/00...........................................        977
   2,000   5.51%, 5/10/00...........................................      1,951
   1,000   5.55%, 5/24/00...........................................        973
   2,000   5.67%*, 6/9/00...........................................      2,001
                                                                       --------
                                                                         25,700
                                                                       --------

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 U.S. Government Agencies, continued:
 Freddie Mac (26.8%):
  $1,075   5.27%, 12/1/99..........................................   $  1,075
   1,000   5.15%, 12/2/99..........................................      1,000
   1,000   5.11%, 12/9/99..........................................        999
   1,000   5.14%, 12/10/99.........................................        999
   1,000   5.12%, 12/14/99.........................................        998
   1,000   5.25%, 12/17/99.........................................        998
   1,000   5.22%, 12/22/99.........................................        997
   2,073   5.55%, 1/10/00..........................................      2,061
   1,000   5.47%, 1/12/00..........................................        994
   1,000   5.54%, 1/13/00..........................................        993
   1,000   5.53%, 1/21/00..........................................        992
   2,000   5.22%, 1/27/99..........................................      1,983
   1,000   5.53%, 1/28/00..........................................        991
   1,000   5.40%, 2/3/00...........................................        990
   1,000   5.47%, 2/4/00...........................................        990
   1,000   5.47%, 2/7/00...........................................        990
   1,000   5.48%, 2/9/00...........................................        989
   1,000   5.53%, 2/15/00..........................................        988
   1,000   5.47%, 2/17/00..........................................        988
   1,000   5.52%, 2/23/00..........................................        987
   1,000   5.54%, 3/1/00...........................................        986
   1,000   5.52%, 3/9/00...........................................        985
   1,000   5.52%, 3/16/00..........................................        984
   1,000   5.47%, 3/23/00..........................................        983
   1,000   5.59%, 4/13/00..........................................        979
                                                                      --------
                                                                        26,919
                                                                      --------
 Student Loan Marketing Assoc. (10.8%):
   5,000   6.01%*, 1/12/00.........................................      5,000
   1,300   5.18%, 1/27/00..........................................      1,289
   4,500   5.95%*, 3/8/00..........................................      4,501
                                                                      --------
                                                                        10,790
                                                                      --------
  Total U.S. Government Agencies                                        91,362
                                                                      --------
 Repurchase Agreements (9.1%):
   9,153   JP Morgan, 5.72%, 12/1/99, (Collateralized by $9,010,
            Fannie Mae, 7.16%, 5/11/05, market value-$9,370).......      9,153
                                                                      --------
  Total Repurchase Agreements                                            9,153
                                                                      --------
  Total Investments (Amortized
   Cost $100,515)(a)--100.3%                                           100,515
  Liabilities in excess of other assets--(0.3)%                          (338)
                                                                      --------
  Total Net Assets--100.0%                                            $100,177
                                                                      ========

- -------
 * Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on November 30, 1999.
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Tax-Free Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper (96.9%):
 Arizona (6.3%):
 $   1,000 Maricopa County, Arizona, Southern California Edison,
            3.50%, 1/21/00.........................................    $ 1,000
     2,600 Maricopa County, Arizona, Southern California Edison,
            3.80%, 2/16/00.........................................      2,600
     1,000 Salt River, Arizona, Agricultural Improvement, Series B,
            3.75%, 2/23/00.........................................      1,000
     1,000 Salt River, Arizona, Agricultural Improvement, Series B,
            3.85%, 1/24/00.........................................      1,000
                                                                       -------
                                                                         5,600
                                                                       -------
 California (0.3%):
       250 Oakland, California, G.O., 6.00%, 12/15/99, MBIA........        250
                                                                       -------
 Illinois (7.7%):
     2,000 Illinois Development Financial Authority Revenue, Series
            A, 3.90%*, 10/1/27, LOC: Northern Trust Co.............      2,000
     1,000 Illinois Health Facilities Authority, Series B, 3.90%*,
            8/15/23, LOC: First National Bank......................      1,000
     1,845 Illinois Health Facilities Authority Advocate, Health
            Care, Series B, 3.95%*, 8/15/22........................      1,845
     2,000 Illinois Health Facilities Authority Revenue Bond,
            Series B, 3.90%*, 5/1/29, FSA..........................      2,000
                                                                       -------
                                                                         6,845
                                                                       -------
 Indiana (9.4%):
     1,850 Franklin County, Indiana, Economic Development Revenue
            Bond, 4.10%*, 6/7/10, LOC: Fifth Third Bank............      1,850
     1,470 Goshen, Indiana, Industrial Development Revenue Bond,
            4.10%*, 3/1/14, LOC: Key Bank..........................      1,470
       900 Indiana Health Facilities Financing Authority, 3.90%*,
            8/1/06, LOC: Comerica Bank.............................        900
     1,050 Indiana State Industrial Development Revenue Bond,
            4.10%*, 4/1/17, LOC: Key Bank..........................      1,050
     1,000 Indiana Development Financial Authority, 3.45%, 3/2/00,
            LOC: Scotia Bank.......................................      1,000
     1,100 Indiana State Development Financial Authority, 3.90%*,
            8/1/31, LOC: Bank One..................................      1,100
     1,000 Purdue University Student Fee, 3.80%*, 7/1/19...........      1,000
                                                                       -------
                                                                         8,370
                                                                       -------

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Kentucky (4.8%):
 $   1,270 Bath County, Kentucky, Industrial Building Revenue Bond,
            4.10%*, 12/1/13........................................    $ 1,270
     2,000 Jefferson County, Kentucky, Louisville Gas & Electric,
            3.40%, 1/28/00.........................................      2,000
     1,035 Lewis County, Kentucky, Industrial Building Revenue
            Bond, 4.10%*, 12/1/03, LOC: Fifth Third Bank...........      1,035
                                                                       -------
                                                                         4,305
                                                                       -------
 Maine (2.2%):
     2,000 Portland, Maine, Revenue Bond, Barber Foods Project,
            Series S, 4.10%*, 7/1/03, LOC: Key Bank................      2,000
                                                                       -------
 Maryland (2.5%):
     2,235 Harford County, Maryland, 5.00%, 12/1/99................      2,235
                                                                       -------
 Massachusetts (3.0%):
     2,700 Somerville, Massachusetts Bond Anticipation Note, 3.50%,
            5/18/00................................................      2,700
                                                                       -------
 Michigan (9.9%):
     2,000 Jackson County, Michigan, Economic Development Corp.,
            3.50%*, 10/1/19, LOC: NBD Bank.........................      2,000
     1,450 Michigan State, Building Authority, Series 1, 3.90%,
            1/12/00................................................      1,450
     4,300 Michigan Strategic Fund Limited Obligation Revenue,
            Series A, 3.70%*, 6/15/10, LOC: Canadian Imperial Bank.      4,301
     1,000 Michigan Technological University, Board of Control,
            3.90%*, 10/1/18, AMBAC.................................      1,000
                                                                       -------
                                                                         8,751
                                                                       -------
 Minnesota (7.1%):
     2,000 Minneapolis, Minnesota, G.O., 3.75%*, 12/1/06...........      2,000
     2,140 Olmsted County, Minnesota, 3.80%*, 8/1/05...............      2,140
     2,200 Rochester, Minnesota, Healthcare Foundation, Series A,
            3.80%, 3/7/00..........................................      2,200
                                                                       -------
                                                                         6,340
                                                                       -------
 Missouri (3.0%):
     2,700 Missouri Higher Educational Loan Authority, 4.00%*,
            3/1/20, MBIA...........................................      2,700
                                                                       -------
 North Carolina (2.6%):
     2,300 University of North Carolina Chapel Hill Revenue,
            3.90%*, 7/1/12, LOC: Nations Bank......................      2,300
                                                                       -------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Tax-Free Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Ohio (5.6%):
 $   3,000 Columbus, Ohio, Revenue Bond, 3.70%*, 12/1/17...........    $ 3,000
     1,300 Coshocton County, Ohio, Hospital Facilities Revenue
            Bond, 3.90%*, 3/1/19, LOC: Bank One....................      1,300
       670 Orange, Ohio, City School District, 3.30%, 12/1/99......        670
                                                                       -------
                                                                         4,970
                                                                       -------
 Oregon (2.2%):
     2,000 Portland, Oregon, Bond Anticipation Note, Series A,
            3.75%, 12/15/99........................................      2,000
                                                                       -------
 Pennsylvania (4.5%):
     1,000 Delaware County, Pennsylvania, 3.50%, 12/9/99...........      1,000
     3,000 Pennsylvania State Higher Educational Facilities,
            Revenue Bond, 3.85%*, 1/1/26...........................      3,000
                                                                       -------
                                                                         4,000
                                                                       -------
 Tennessee (2.8%):
     1,145 Rutherford County, Tennessee, G.O., 4.25%, 4/1/00.......      1,148
     1,300 Tennessee State School Bond Authority, Series A, 3.70%,
            3/9/00.................................................      1,300
                                                                       -------
                                                                         2,448
                                                                       -------
 Texas (6.2%):
     2,000 Fort Worth, Texas, Series B, 3.70%, 4/12/00.............      2,000
     1,500 Fort Worth, Texas, Series B, 3.80%, 2/22/00.............      1,500
     1,500 San Antonio, Texas, Water System, 3.85%, 1/20/00........      1,500
       520 Texas State Public Finance Authority, Parks & Wildlife
            Department, Series B, 6.00%, 2/1/00, AMBAC.............        522
                                                                       -------
                                                                         5,522
                                                                       -------

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, Notes, & Commercial Paper, continued:
 Utah (5.1%):
 $   1,500 Intermountain Power Agency, Utah Power Supply, Revenue
            Bond, 3.75%, 1/19/00...................................    $ 1,500
     3,000 Utah County, Utah, PCR, USX Corp., 3.10%*, 11/1/17, LOC:
            Wachovia Bank..........................................      3,000
                                                                       -------
                                                                         4,500
                                                                       -------
 Virginia (2.6%):
     2,300 Hampton, Virginia, Hospital Facilities Revenue Bond,
            Sentara Health System, 3.80%, 2/17/00..................      2,300
                                                                       -------
 Washington (8.7%):
     2,405 Grant County, Washington, Port Industrial Development,
            4.00%*, 12/1/13, LOC: Key Bank.........................      2,405
     2,000 King County, Washington, Sewer Revenue Ban, 3.80%,
            1/25/00................................................      2,000
       845 Port Angeles, Washington, Port Industrial Development,
            Admiral Marine Project, 4.10%*, 4/1/22, LOC: Key Bank..        845
     2,500 Washington State Health Care Facilities Authority,
            Revenue Bond, 4.00%*, 1/1/18, LOC: Morgan Guaranty
            Trust..................................................      2,500
                                                                       -------
                                                                         7,750
                                                                       -------
 Wisconsin (0.4%):
       325 Wisconsin State, G.O., 5.00%, 5/1/00....................        327
                                                                       -------
  Total Municipal Bonds, Notes, & Commercial Paper                      86,213
                                                                       -------
 Investment Companies (1.6%):
 1,403,397 Municipal Cash Mutual Fund..............................      1,403
                                                                       -------
  Total Investment Companies                                             1,403
                                                                       -------
 Cash Equivalents (1.3%):
 $   1,179 Goldman Sachs Financial Square Tax Exempt...............      1,179
                                                                       -------
  Total Cash Equivalents                                                 1,179
                                                                       -------
  Total Investments (Amortized
   Cost $88,795)(a)--99.8%                                              88,795
  Other assets in excess of liabilities--0.2%                              195
                                                                       -------
  Total Net Assets--100.0%                                             $88,990
                                                                       =======

- -------
 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1999.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
AMBAC--American Municipal Bond Assurance Corp.
FSA--Federal Security Assurance
G.O.--General Obligation
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association
PCR--Pollution Control Revenue

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Treasury Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 U.S. Treasury Bills (12.2%):
  $20,000  1/13/00..................................................   $ 19,876
   10,000  1/20/00..................................................      9,928
                                                                       --------
  Total U.S. Treasury Bills                                              29,804
                                                                       --------
 U.S. Treasury Notes (22.4%):
   10,000  5.38%, 1/31/00...........................................     10,007
   12,000  5.88%, 2/15/00...........................................     12,025
   10,000  5.50%, 3/31/00...........................................     10,014
    6,500  6.38%, 5/15/00...........................................      6,528
    5,500  5.38%, 6/30/00...........................................      5,499
    5,000  5.38%, 7/31/00...........................................      4,993
    6,000  5.13%, 8/31/00...........................................      5,977
                                                                       --------
  Total U.S. Treasury Notes                                              55,043
                                                                       --------
 Repurchase Agreements (73.6%):
   12,200  BA Securities, 5.60%, 12/1/99, (Collateralized by
            $12,690, U.S. Treasury Bill, 4/6/00, market value--
            $12,452)................................................     12,200
   12,200  Chase Securities, 5.63%, 12/1/99, (Collateralized by
            $12,100, U.S. Treasury Bond, 7.75%, 1/31/00, market
            value--$12,518).........................................     12,200

 Principal                         Security                           Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ---------

  $12,200  Dresdner Securities, 5.60%, 12/1/99, (Collateralized by
            $12,114, U.S. Treasury Note, 6.50%, 5/31/01, market
            value--$12,594).......................................   $  12,200
    9,343  Goldman Sachs, 5.45%, 12/1/99, (Collateralized by
            $6,556, U.S. Treasury Bond, 12.50%, 8/15/14, market
            value--$9,531)........................................       9,343
   61,200  Greenwich Capital, 5.66%, 12/1/99, (Collateralized by
            $65,190, U.S. Treasury Note, 5.63%, 5/15/08, market
            value--$62,428).......................................      61,200
   12,200  JP Morgan, 5.63%, 12/1/99, (Collateralized by $10,682,
            U.S. Treasury Bond, 8.00%, 11/15/21, market value--
            $12,482)..............................................      12,200
   61,200  Morgan Stanley, 5.65%, 12/1/99, (Collateralized by
            $51,688, U.S. Treasury Bond, 8.75%, 5/15/17, market
            value--$62,881).......................................      61,200
                                                                     ---------
  Total Repurchase Agreements                                          180,543
                                                                     ---------
  Total Investments (Cost $265,390)(a)--108.2%                         265,390
  Liabilities in excess of other assets--(8.2)%                       (20,155)
                                                                     ---------
  Total Net Assets--100.0%                                           $ 245,235
                                                                     =========

- -------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Small Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks (92.2%):
 Advertising (0.8%):
  59,700 Valassis Communications, Inc.(b)............................   $  2,351
                                                                        --------
 Aerospace & Military Technology (0.9%):
 100,000 Titan Corp.(b)(c)...........................................      2,706
                                                                        --------
 Banking (2.6%):
  75,800 Cullen/Frost Bankers, Inc. .................................      2,160
 113,400 Imperial Bancorp(b).........................................      2,722
 346,700 Republic Security Financial Corp. ..........................      2,784
                                                                        --------
                                                                           7,666
                                                                        --------
 Business Services (3.2%):
  35,885 Corporate Executive Board Corp.(b)..........................      1,669
  37,200 Diamond Technology Partners, Inc.(b)........................      1,953
  55,500 FYI, Inc.(b)................................................      1,776
 163,370 Online Resources & Communications Corp.(b)..................      2,001
  30,400 QRS Corp.(b)................................................      1,767
                                                                        --------
                                                                           9,166
                                                                        --------
 Computer Integrated System Design (2.2%):
  65,200 Digital River, Inc.(b)......................................      1,989
  75,900 Visual Networks, Inc.(b)....................................      4,478
                                                                        --------
                                                                           6,467
                                                                        --------
 Computer Services (0.5%):
  34,500 eGain Communications Corp.(b)...............................      1,449
                                                                        --------
 Computer Software & Peripherals (17.7%):
  54,400 Advanced Digital Information Corp.(b).......................      2,445
   9,700 Affymetrix, Inc.(b).........................................        951
  17,000 Allaire Corp.(b)............................................      2,582
  32,300 Business Objects SA, ADR....................................      2,859
  43,900 Clarify, Inc.(b)............................................      4,091
  20,000 Digex, Inc.(b)..............................................        670
  60,000 Macrovision Corp.(b)........................................      3,832
  40,000 Mercury Interactive Corp.(b)................................      3,325
  35,400 Micromuse, Inc.(b)..........................................      4,048
  13,500 MicroStrategy, Inc.(b)(c)...................................      1,654
  84,600 National Computer Systems, Inc. ............................      3,247
  91,300 National Information Consortium, Inc.(b)(c).................      2,408
 138,500 NetObjects, Inc.(b).........................................      1,878
  85,700 ONYX Software Corp.(b)......................................      2,764
  57,600 Remedy Corp.(b).............................................      2,009
 100,000 Sapiens International Corp. NV, ADR(b)......................      1,388
  42,450 SonicWall, Inc.(b)(c).......................................      1,451
  93,000 Symantec Corp.(b)...........................................      4,341
 166,720 The 3DO Co.(b)..............................................      1,579
  89,000 Zoran Corp.(b)(c)...........................................      3,549
                                                                        --------
                                                                          51,071
                                                                        --------
 Data Processing & Reproduction (0.9%):
 158,000 Novadigm, Inc.(b)...........................................      2,745
                                                                        --------

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks, continued:
 Electrical Equipment (1.0%):
  85,500 SBS Technologies, Inc.(b)...................................   $  2,886
                                                                        --------
 Electronic Components/Instruments (7.4%):
 107,900 Audiovox Corp., Class A(b)..................................      3,210
  87,800 CTS Corp. ..................................................      7,040
  87,400 DII Group, Inc.(b)..........................................      5,517
 159,600 Gentex Corp.(b).............................................      2,983
  13,000 Optical Coating Laboratory, Inc. ...........................      2,558
                                                                        --------
                                                                          21,308
                                                                        --------
 Financial Services (0.9%):
  83,000 Metris Cos., Inc. ..........................................      2,625
                                                                        --------
 Gaming (0.5%):
  28,300 Anchor Gaming...............................................      1,558
                                                                        --------
 Health Care--Services (1.9%):
 179,600 Hooper Holmes, Inc. ........................................      4,243
  56,400 Priority Healthcare Corp., Class B(b).......................      1,396
                                                                        --------
                                                                           5,639
                                                                        --------
 Home Furnishings (0.9%):
 104,200 Trex Company, Inc.(b).......................................      2,683
                                                                        --------
 Industrial Goods & Services (0.4%):
  41,900 Church & Dwight Co., Inc. ..................................      1,173
                                                                        --------
 Insurance (1.5%):
  91,400 Annuity & Life Re Holdings Ltd. ............................      2,605
 189,600 Scottish Annuity & Life Holdings............................      1,612
                                                                        --------
                                                                           4,217
                                                                        --------
 Leisure (0.5%):
  93,700 Cheap Tickets, Inc.(b)(c)...................................      1,564
                                                                        --------
 Machinery & Equipment (2.0%):
  60,200 Helix Technology Corp. .....................................      2,437
 106,500 Optimal Robotics Corp.(b)...................................      3,461
                                                                        --------
                                                                           5,898
                                                                        --------
 Manufacturing-Consumer Goods (1.2%):
 165,300 Monaco Coach Corp.(b).......................................      3,554
                                                                        --------
 Medical Equipment & Supplies (3.6%):
  20,330 ArthroCare Corp.(b).........................................      1,230
  71,500 Biomatrix, Inc.(b)(c).......................................      1,680
 133,600 Datascope Corp.(b)..........................................      4,956
 145,600 PolyMedica Corp.(b).........................................      2,548
                                                                        --------
                                                                          10,414
                                                                        --------
 Oil & Gas Exploration, Production & Services (1.0%):
  89,300 Forest Oil Corp.(b).........................................      1,021
  53,800 Louis Dreyfus Natural Gas Corp.(b)..........................        968
  67,300 Tesoro Petroleum Corp.(b)...................................        808
                                                                        --------
                                                                           2,797
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Small Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks, continued:
 Oil & Gas Utility (1.2%):
  56,000 Nicor, Inc .................................................   $  1,943
  63,800 Southwest Gas Corp. ........................................      1,495
                                                                        --------
                                                                           3,438
                                                                        --------
 Oilfield Services & Equipment (0.4%):
  32,750 Cal Dive International, Inc.(b).............................      1,191
                                                                        --------
 Pharmaceuticals (4.6%):
  61,600 ChiRex, Inc.(b).............................................      2,141
  42,700 Enzon, Inc.(b)..............................................      1,441
 107,050 King Pharmaceuticals, Inc.(b)(c)............................      4,938
  15,300 Millennium Pharmaceuticals, Inc.(b).........................      1,489
 134,900 Theragenics Corp.(b)........................................      1,290
 153,000 Titan Pharmaceuticals, Inc. ................................      2,199
                                                                        --------
                                                                          13,498
                                                                        --------
 Radio (3.2%):
  45,400 Citadel Communications Corp.(b).............................      2,273
 101,400 Cumulus Media, Inc., Class A(b).............................      4,056
  92,400 Spanish Broadcasting System, Inc.(b)........................      2,934
                                                                        --------
                                                                           9,263
                                                                        --------
 Resorts & Entertainment (1.6%):
  86,600 Station Casinos, Inc.(b)....................................      2,078
  50,400 THQ, Inc.(b)(c).............................................      2,709
                                                                        --------
                                                                           4,787
                                                                        --------
 Restaurants (1.0%):
 142,000 Jack in the Box, Inc.(b)....................................      2,991
                                                                        --------
 Retail (4.0%):
  80,600 BJ's Wholesale Club, Inc.(b)................................      3,012
 116,900 REX Stores Corp.(b).........................................      4,362
  75,900 The Children's Place Retail Stores, Inc.(b)(c)..............      1,874
 124,750 Too, Inc.(b)................................................      2,308
                                                                        --------
                                                                          11,556
                                                                        --------
 Semiconductors (8.8%):
  27,800 Ancor Communications, Inc.(b)(c)............................      1,685
 221,000 ASM International NV(b)(c)..................................      3,591
  50,000 Burr-Brown Corp.(b).........................................      2,216
  40,300 Credence Systems Corp.(b)...................................      2,335

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks, continued:
 Semiconductors, continued:
  70,500 Cymer, Inc.(b)(c)...........................................   $  2,820
  63,500 Fairchild Semiconductor International, Inc., Class A(b).....      1,778
  62,000 Integrated Device Technology, Inc.(b).......................      1,461
 242,000 NETsilicon, Inc.(b).........................................      3,207
  40,100 PRI Automation, Inc.(b)(c)..................................      1,900
  91,300 Silicon Storage Technology, Inc.(b).........................      2,419
  41,000 TranSwitch Corp.(b).........................................      1,927
                                                                        --------
                                                                          25,339
                                                                        --------
 Technology (2.4%):
 107,100 ACT Manufacturing, Inc.(b)..................................      3,273
  66,600 Mercury Computer Systems, Inc.(b)...........................      3,801
                                                                        --------
                                                                           7,074
                                                                        --------
 Telecommunications - Services & Equipment (11.4%):
  62,500 Adelphia Business Solutions, Inc.(b)........................      1,953
  59,300 Antec Corp.(b)(c)...........................................      3,321
  39,550 C-COR.net Corp.(b)..........................................      2,020
 156,600 Commscope, Inc.(b)..........................................      6,597
  70,500 Exar Corp.(b)...............................................      3,428
 155,000 ICG Communications, Inc.(b)(c)..............................      2,935
  61,700 Intermedia Communications, Inc.(b)(c).......................      1,720
  46,400 Mastec, Inc.(b).............................................      1,911
   3,050 Next Level Communications, Inc.(b)(c).......................        197
  31,500 Proxim, Inc.(b).............................................      1,764
  88,600 Sawtek, Inc.(b).............................................      4,042
 264,900 SBA Communications Corp.(b).................................      3,046
                                                                        --------
                                                                          32,934
                                                                        --------
 Transportation & Shipping (2.0%):
  88,600 Atlas Air, Inc.(b)..........................................      2,232
  85,700 Expeditors International of Washington, Inc. ...............      3,492
                                                                        --------
                                                                           5,724
                                                                        --------
  Total Common Stocks                                                    267,732
                                                                        --------
 Cash Equivalents (4.2%):
 $12,099 Goldman Sachs Financial Square Premium......................     12,099
                                                                        --------
  Total Cash Equivalents                                                  12,099
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Small Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                  Security                             Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ---------

 Short Term Securities Purchased with Collateral (13.4%):
 Commercial Paper (5.1%):
  15,000 Federal Signal Corp., 5.88%, 12/1/99......................   $  15,000
                                                                      ---------
 Repurchase Agreement (8.3%):
  24,011 Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
          (See Significant Accounting Policies, Lending Portfolio
          Securities in the Notes to Financial Statements for
          collateral description)..................................      24,011
                                                                      ---------
  Total Short Term Securities Purchased with Collateral               $  39,011
                                                                      ---------
  Total Investments (Cost $245,078)(a)--109.8%                          318,842
  Other assets in excess of liabilities--(9.8)%                        (28,422)
                                                                      ---------
  Total Net Assets--100.0%                                            $ 290,420
                                                                      =========

- -------

                                Open Futures Contracts
                          ----------------------------------
                          Number of Contracts Contract Value Expiration Date Unrealized Gain/Loss
                          ------------------- -------------- --------------- --------------------
Russell 2000 Stock Index
 Futures................           13             $2,941        12/16/99             $214

The aggregate market value of cash pledged to cover margin requirements for open futures positions at November 30, 1999 was $150.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation.................................. $81,379
          Unrealized depreciation..................................  (7,401)
                                                                    -------
          Net unrealized appreciation.............................. $73,978
                                                                    =======

(b) Represents non-income producing securities.
(c) All or part of the security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Mid Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (91.9%):
 Advertising (1.9%):
   45,000  Interpublic Group of Companies, Inc. .....................   $  2,115
   76,800  Valassis Communications, Inc.(b)..........................      3,024
   42,000  Young & Rubicam, Inc. ....................................      2,192
                                                                        --------
                                                                           7,331
                                                                        --------
 Air Transportation (0.5%):
  123,000  Southwest Airlines Co. ...................................      2,006
                                                                        --------
 Beverages & Tobacco (0.6%):
   48,000  Coors (Adolph), Class B...................................      2,388
                                                                        --------
 Broadcasting & Publishing (2.8%):
   79,100  AMFM, Inc.(b).............................................      5,591
   21,400  Univision Communications, Inc.(b).........................      1,873
   58,800  Westwood One, Inc.(b).....................................      3,366
                                                                        --------
                                                                          10,830
                                                                        --------
 Business Services (1.4%):
  142,200  Paychex, Inc. ............................................      5,679
                                                                        --------
 Computer Hardware (1.6%):
   76,600  Lexmark International Group, Inc.(b)......................      6,358
                                                                        --------
 Computer Software & Peripherals (19.3%):
   90,000  Adobe Systems Inc. .......................................      6,182
  100,000  Citrix Systems, Inc.(b)(c)................................      9,489
   19,200  DoubleClick, Inc.(b)(c)...................................      3,073
   34,400  Exodus Communications, Inc.(b)(c).........................      3,709
   69,700  J.D. Edwards & Co.(b).....................................      2,056
   50,000  Legato Systems, Inc.(b)...................................      3,377
   75,000  Mercury Interactive Corp.(b)..............................      6,234
  190,000  Novell, Inc.(b)...........................................      3,717
  158,300  Rational Software Corp. ..................................      8,093
   25,800  RealNetworks, Inc.(b).....................................      3,599
  126,800  Siebel Systems, Inc.(b)(c)................................      8,892
  156,000  Symantec Corp. ...........................................      7,283
   68,400  Unisys Corp.(b)...........................................      1,967
   16,400  VeriSign, Inc.(b).........................................      3,047
   49,500  VERITAS Software Corp.(b)(c)..............................      4,532
                                                                        --------
                                                                          75,250
                                                                        --------
 Data Processing & Reproduction (0.6%):
   64,000  Fiserv, Inc.(b)...........................................      2,272
                                                                        --------
 Electric Utility (2.7%):
  107,400  AES Corp.(b)(c)...........................................      6,222
   76,000  Calpine Corp.(b)..........................................      4,484
                                                                        --------
                                                                          10,706
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Electrical & Electronic (5.7%):
   82,700  Analog Devices, Inc.(b)...................................   $  4,750
   60,600  CTS Corp. ................................................      4,859
  142,000  Gentex Corp.(b)...........................................      2,654
   47,800  Jabil Circuit, Inc.(b)....................................      3,056
   26,500  Maxim Integrated Products, Inc.(b)........................      2,128
   48,800  Sanmina Corp.(b)(c).......................................      4,691
                                                                        --------
                                                                          22,138
                                                                        --------
 Financial Services (2.0%):
   42,100  Capital One Financial Corp. ..............................      1,960
  220,000  Concord EFS, Inc.(b)(c)...................................      5,830
                                                                        --------
                                                                           7,790
                                                                        --------
 Health Care - Services (0.0%):
       54  U.S. Surgical Corp. - Rights..............................        (d)
                                                                        --------
 Insurance (3.0%):
  173,000  AFLAC, Inc. ..............................................      8,283
   92,000  Nationwide Financial Services, Inc. ......................      3,306
                                                                        --------
                                                                          11,589
                                                                        --------
 Medical Equipment & Supplies (0.5%):
   24,200  VISX, Inc.(b).............................................      1,877
                                                                        --------
 Oil & Gas Exploration, Production & Services (2.1%):
  154,000  Apache Corp. .............................................      5,515
  104,200  Baker Hughes, Inc. .......................................      2,631
                                                                        --------
                                                                           8,146
                                                                        --------
 Pharmaceuticals (5.3%):
   51,200  Biogen, Inc.(b)...........................................      3,741
  169,100  Forest Laboratories, Inc.(b)..............................      8,656
   70,400  Medimmune, Inc.(b)(c).....................................      8,461
                                                                        --------
                                                                          20,858
                                                                        --------
 Restaurants (1.0%):
  186,100  Jack in the Box, Inc.(b)..................................      3,920
                                                                        --------
 Retail (7.8%):
  110,400  Best Buy Co., Inc.(b).....................................      6,899
  125,500  BJ's Wholesale Club, Inc.(b)..............................      4,691
  135,000  Cheap Tickets, Inc.(b)....................................      2,253
   61,400  Circuit City Stores, Inc. ................................      2,978
  227,800  Family Dollar Stores, Inc. ...............................      4,086
   64,000  Tandy, Inc. ..............................................      4,904
  180,000  The Children's Place Retail Stores, Inc.(b)(c)............      4,444
                                                                        --------
                                                                          30,255
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Mid Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Semiconductors (15.0%):
  125,000  Altera Corp.(b)...........................................   $  6,734
   67,200  KLA-Tenor Corp.(b)........................................      5,683
   28,000  Linear Technology Corp. ..................................      1,990
   51,500  LSI Logic Corp.(b)........................................      3,113
   70,300  Novellus Systems, Inc.(b).................................      5,773
   61,400  PMC-Sierra, Inc.(b).......................................      6,328
   51,600  SDL, Inc.(b)..............................................      8,398
  130,900  Teradyne, Inc.(b).........................................      5,702
  123,200  Vitesse Semiconductor Corp.(b)............................      5,552
  103,000  Xilinx, Inc.(b)...........................................      9,218
                                                                        --------
                                                                          58,491
                                                                        --------
 Technology (4.6%):
   70,600  Electronics for Imaging, Inc.(b)..........................      3,146
   79,000  Gemstar International Group Ltd.(b)(c)....................      8,907
  122,000  Symbol Technologies, Inc. ................................      5,818
                                                                        --------
                                                                          17,871
                                                                        --------
 Telecommunications - Services & Equipment (13.0%):
   73,000  Broadwing, Inc.(b)........................................      2,126
  182,000  CenturyTel, Inc. .........................................      8,372
   79,000  Comverse Technology, Inc.(b)(c)...........................      9,549
   28,500  EchoStar Communications Corp., Class A(b).................      1,883
   21,200  JDS Uniphase Corp.(b).....................................      4,850
  121,000  McLeodUSA, Inc.(b)(c).....................................      5,203
   72,800  Nextel Communications, Inc., Class A(b)(c)................      7,216
   58,000  RCN Corp.(b)..............................................      2,617
   86,000  RF Micro Devices, Inc.(b).................................      5,843
   33,000  VoiceStream Wireless Corp.(b)(c)..........................      3,044
                                                                        --------
                                                                          50,703
                                                                        --------
 Transportation & Shipping (0.5%):
   50,000  Expeditors International of Washington, Inc. .............      2,038
                                                                        --------
  Total Common Stocks                                                    358,496
                                                                        --------

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ---------

 Repurchase Agreements (4.4%):
  $17,000  Prudential Securities, 5.53%, 12/1/99, (Collateralized
           by $19,000, Freddie Mac, 6.50%, 11/15/27, market value-
           $17,436)................................................   $  17,000
                                                                      ---------
  Total Repurchase Agreements                                            17,000
                                                                      ---------
 Cash Equivalents (4.1%):
   16,138  Goldman Sachs Financial Square Premium..................      16,138
                                                                      ---------
  Total Cash Equivalents                                                 16,138
                                                                      ---------
 Short Term Securities Purchased with Collateral (18.2%)
 Commercial Paper (3.8%):
  $15,000  Federal Signal Corp., 5.88%, 12/1/99....................   $  15,000
                                                                      ---------
 Floating Rate Note (3.8%):
   15,000  Household CCMT ABT 96 Series A4, 5.49%, 1/18/00.........      15,000
                                                                      ---------
 Investment Companies (2.6%):
   10,000  AIM Liquid Asset Money Fund, 5.69%, 12/1/99.............      10,000
                                                                      ---------
 Repurchase Agreement (8.0%):
   31,138  Bear Stearns Triparty Agreement, 5.83%, 12/1/99, (See
           Significant Accounting Policies, Lending Portfolio
           Securities in the Notes to Financial Statements for
           collateral description).................................      31,138
                                                                      ---------
  Total Short Term Securities Purchased with Collateral                  71,138
                                                                      ---------
  Total Investments (Cost $349,398)(a)--118.6%                          462,772
  Liabilities in excess of other assets--(18.6)%                       (72,643)
                                                                      ---------
  Total Net Assets--100.0%                                            $ 390,129
                                                                      =========

- -------

                               Open Futures Contracts
                         ----------------------------------
                         Number of Contracts Contract Value Expiration Date Unrealized Gain/Loss
                         ------------------- -------------- --------------- --------------------
S&P400 MidCap Index
 Futures................          70            $14,691        12/16/99             $259

The aggregate market value of cash pledged to cover margin requirements for open futures positions at November 30, 1999 was $700.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................. $122,228
          Unrealized depreciation.................................   (8,596)
                                                                   --------
          Net unrealized appreciation............................. $113,632
                                                                   ========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1999.
(d) Market value is less than $1,000.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Large Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks (97.3%):
 Advertising (1.3%):
  60,000 Omnicom Group, Inc. ........................................   $  5,288
  18,500 Young & Rubicam, Inc. ......................................        965
                                                                        --------
                                                                           6,253
                                                                        --------
 Broadcasting/Cable (1.6%):
  85,000 Comcast Corp., Class A......................................      3,841
 100,000 USA Networks, Inc.(b).......................................      4,000
                                                                        --------
                                                                           7,841
                                                                        --------
 Computer Hardware (5.3%):
 110,000 Dell Computer Corp.(b)(c)...................................      4,737
  70,600 EMC Corp.(b)................................................      5,900
  79,000 IBM Corp. ..................................................      8,141
  50,200 Sun Microsystems, Inc.(b)...................................      6,639
                                                                        --------
                                                                          25,417
                                                                        --------
 Computer Software & Peripherals (8.3%):
  90,000 BMC Software, Inc.(b).......................................      6,553
  79,400 Charter Communication, Inc., Class A(b).....................      1,841
  20,000 Citrix Systems, Inc.(b).....................................      1,898
 240,200 Microsoft, Inc.(b)..........................................     21,869
  75,000 Oracle Corp.(b).............................................      5,086
  45,000 Rational Software Corp.(b)..................................      2,301
                                                                        --------
                                                                          39,548
                                                                        --------
 Consumer Goods & Services (3.8%):
  83,200 Colgate Palmolive Co. ......................................      4,566
 128,200 Procter & Gamble Co. .......................................     13,845
                                                                        --------
                                                                          18,411
                                                                        --------
 Diversified Operations (2.0%):
 239,600 Tyco International Ltd. ....................................      9,599
                                                                        --------
 Electrical & Electronic (7.7%):
 110,000 Analog Devices, Inc.(b).....................................      6,318
  75,000 Applied Materials, Inc.(b)..................................      7,308
 141,900 General Electric Co. .......................................     18,446
  60,000 Solectron Corp.(b)..........................................      4,943
                                                                        --------
                                                                          37,015
                                                                        --------
 Financial Services (1.4%):
 160,000 Concord EFS, Inc.(b)........................................      4,240
 104,000 MBNA Corp. .................................................      2,626
                                                                        --------
                                                                           6,866
                                                                        --------
 Food & Beverage (0.7%):
  51,300 The Coca-Cola Co. ..........................................      3,453
                                                                        --------
 Food Products & Services (1.3%):
  86,000 Kroger Co.(b)...............................................      1,833
 118,000 Safeway, Inc.(b)............................................      4,351
                                                                        --------
                                                                           6,184
                                                                        --------
 Industrial Goods & Services (0.5%):
  40,000 United Technologies Corp. ..................................      2,260
                                                                        --------

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks, continued:
 Insurance (2.2%):
 100,703 American International Group, Inc. .........................   $ 10,398
                                                                        --------
 Manufacturing - Consumer Goods (1.6%):
  95,000 Lexmark International Group, Inc.(b)........................      7,885
                                                                        --------
 Medical Equipment & Supplies (1.5%):
  70,800 Guidant Corp. ..............................................      3,540
  95,600 Medtronic, Inc. ............................................      3,716
                                                                        --------
                                                                           7,256
                                                                        --------
 Office Equipment & Services (0.8%):
  35,000 Honeywell, Inc. ............................................      3,918
                                                                        --------
 Oil & Gas (1.9%):
 140,000 Burlington Resources, Inc.(c)...............................      4,708
  70,000 Schlumberger Ltd. ..........................................      4,204
                                                                        --------
                                                                           8,912
                                                                        --------
 Paper Products (1.2%):
 108,000 International Paper Co. ....................................      5,636
                                                                        --------
 Pharmaceuticals (16.1%):
  40,000 American Home Products Corp. ...............................      2,080
 205,000 Bristol Myers Squibb Co. ...................................     14,977
 110,200 Eli Lilly & Co. ............................................      7,907
  78,000 Johnson & Johnson...........................................      8,093
 124,000 Merck & Co., Inc. ..........................................      9,734
 294,600 Pfizer, Inc. ...............................................     10,661
 207,600 Schering Plough Corp. ......................................     10,614
 144,000 Warner-Lambert Co. .........................................     12,915
                                                                        --------
                                                                          76,981
                                                                        --------
 Resorts & Entertainment (1.4%):
 108,000 Time Warner, Inc.(c)........................................      6,662
                                                                        --------
 Retail (8.2%):
  65,000 Dayton Hudson Corp. ........................................      4,587
 110,000 Home Depot, Inc. ...........................................      8,697
  50,000 Kohls Corp. (b).............................................      3,609
  83,000 Tandy, Inc. ................................................      6,360
 182,600 Wal-Mart Stores, Inc. ......................................     10,522
 188,000 Walgreen Co.(c).............................................      5,476
                                                                        --------
                                                                          39,251
                                                                        --------
 Semiconductors (7.0%):
 110,000 Altera Corp.(b).............................................      5,926
 150,000 Intel Corp. ................................................     11,503
  50,000 KLA-Tencor Corp.(b).........................................      4,228
 121,200 Texas Instruments, Inc. ....................................     11,643
                                                                        --------
                                                                          33,300
                                                                        --------
 Telecommunications - Services & Equipment (21.5%):
  80,700 Alltel Corp. ...............................................      6,981
  80,000 Amdocs Ltd.(b)..............................................      2,815
 327,400 Cisco Systems, Inc.(b)......................................     29,201
 125,000 GTE Corp. ..................................................      9,125
 171,800 Lucent Technologies, Inc.(c)................................     12,552

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Large Capitalization Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                   Security                              Market
 Shares                           Description                            Value
 ------- ------------------------------------------------------------   --------

 Common Stocks, continued:
 Telecommunications - Services & Equipment, continued:
 113,000 MCI WorldCom, Inc.(b).......................................   $  9,344
  40,000 Motorola, Inc.(c)...........................................      4,570
 110,000 Nortel Networks Corp. ......................................      8,140
  33,000 QUALCOMM, Inc.(b)...........................................     11,956
 148,700 SBC Communications, Inc. ...................................      7,723
                                                                        --------
                                                                         102,407
                                                                        --------
  Total Common Stocks                                                    465,453
                                                                        --------
 Cash Equivalents (2.8%):
  13,645 Goldman Sachs Financial Square Premium......................     13,645
                                                                        --------
  Total Cash Equivalents                                                  13,645
                                                                        --------

                                  Security                             Market
 Shares                          Description                           Value
 ------- ----------------------------------------------------------   --------

 Short Term Securities Purchased with Collateral (6.1%)
 Commercial Paper (1.0%):
 $ 5,000 OGE Energy Corp., 5.81%, 12/6/99..........................   $  4,995
                                                                      --------
 Floating Rate Note ( 2.1%):
  10,000 Amex Centurion, 5.70%, 4/24/00............................     10,000
                                                                      --------
 Repurchase Agreement (3.0%):
  14,188 Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
          (See Significant Accounting Policies, Lending Portfolio
          Securities in the Notes to Financial Statements for
          collateral description)..................................     14,188
                                                                      --------
  Total Short Term Securities Purchased with Collateral               $ 29,183
                                                                      --------
  Total Investments (Cost $312,143)(a)--106.2%                         508,281
  Liabilities in excess of other assets--(6.2)%                        (29,488)
                                                                      --------
  Total Net Assets--100.0%                                            $478,793
                                                                      ========

- -------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................. $201,061
          Unrealized depreciation.................................   (4,923)
                                                                   --------
          Net unrealized appreciation............................. $196,138
                                                                   ========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
International Discovery Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (94.7%):
 Australia (0.8%):
 Banking (0.8%):
  198,993  National Australia Bank Ltd. .............................   $  2,871
                                                                        --------
 Austria (0.4%):
 Manufacturing - Capital Goods (0.4%):
   36,544  Mayr-Melnhof Karton AG....................................      1,523
                                                                        --------
 Canada (1.0%):
 Telecommunications (1.0%):
   27,252  BCE, Inc. ................................................      1,837
   25,530  BCE, Inc., ADR............................................      1,726
                                                                        --------
                                                                           3,563
                                                                        --------
                                                                           3,563
                                                                        --------
 Finland (2.9%):
 Paper Products (0.4%):
   36,399  Upm-Kymmene...............................................      1,217
                                                                        --------
 Telecommunications - Services & Equipment (2.5%):
   41,394  Nokia AB, Class A, ADR....................................      5,720
   77,018  Sonera Oyj................................................      3,180
                                                                        --------
                                                                           8,900
                                                                        --------
                                                                          10,117
                                                                        --------
 France (9.5%):
 Commercial Services (1.5%):
   10,861  Altran Technologies.......................................      5,168
                                                                        --------
 Computer Hardware (0.5%):
   16,803  Equant NV(b)..............................................      1,624
                                                                        --------
 Energy (1.5%):
   38,466  Total SA, B Shares........................................      5,116
                                                                        --------
 Engineering (0.4%):
    8,336  Compagnie De Saint-Gobain.................................      1,418
                                                                        --------
 Home Furnishings (0.1%):
    7,377  Thomson Multimedia SA(b)..................................        319
                                                                        --------
 Industrial Goods & Services (1.7%):
   64,493  Rhone-Poulenc SA..........................................      3,994
   26,594  Vivendi...................................................      2,129
                                                                        --------
                                                                           6,123
                                                                        --------
 Insurance (1.4%):
   34,619  AXA.......................................................      4,667
                                                                        --------
 Retail (1.2%):
   16,240  Castorama Dubois Investissements..........................      4,219
                                                                        --------
 Telecommunications - Services & Equipment (1.2%):
   34,701  France Telecom SA.........................................      4,022
                                                                        --------
                                                                          32,676
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Germany (8.2%):
 Banking (1.6%):
    54,536 Deutsche Bank AG(c).......................................   $  3,594
    31,380 HypoVereinsbank AG(c).....................................      1,946
                                                                        --------
                                                                           5,540
                                                                        --------
 Conglomerates (0.5%):
    99,974 Viag AG...................................................      1,651
                                                                        --------
 Electrical & Electronic (1.6%):
    56,483 Siemens AG(c).............................................      5,693
                                                                        --------
 Electronic Components/Instruments (0.7%):
    37,047 Epcos AG(b)...............................................      2,275
                                                                        --------
 Engineering (0.7%):
    47,835 Linde AG..................................................      2,384
                                                                        --------
 Insurance (0.7%):
     8,177 Allianz AG................................................      2,394
                                                                        --------
 Telecommunications (1.8%):
    30,591 Mannesmann AG(c)..........................................      6,358
                                                                        --------
 Telecommunications - Services & Equipment (0.6%):
    34,794 Deutsche Telekom(c).......................................      1,992
                                                                        --------
                                                                          28,287
                                                                        --------
 Hong Kong (5.6%):
 Banking (0.8%):
   196,156 HSBC Holdings PLC.........................................      2,601
                                                                        --------
 Conglomerates (0.5%):
   306,357 Swire Pacific Ltd., Class A...............................      1,759
                                                                        --------
 Distribution (0.3%):
   475,002 LI & Fung Ltd. ...........................................      1,092
                                                                        --------
 Electrical & Electronic (1.4%):
   678,443 Johnson Electric Holdings Ltd.............................      4,848
                                                                        --------
 Industrial Holding Company (0.9%):
   264,762 Hutchison Whampoa.........................................      3,256
                                                                        --------
 Telecommunications - Services & Equipment (1.7%):
 1,066,265 China Telecom (Hong Kong) Ltd.(b).........................      5,725
                                                                        --------
                                                                          19,281
                                                                        --------
 Ireland (0.6%):
 Banking (0.6%):
   241,947 Bank of Ireland...........................................      1,995
                                                                        --------
 Israel (0.4%):
 Computer Hardware (0.4%):
    22,443 BATM Advanced Communications Ltd. ........................      1,466
                                                                        --------
 Italy (2.4%):
 Insurance (0.3%):
    38,089 Assicurazioni Generali....................................      1,097
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
International Discovery Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Italy, continued:
 Jewelry (0.5%):
  231,976  Bulgari SpA...............................................   $  1,787
                                                                        --------
 Telecommunications - Services & Equipment (1.6%):
  318,260  Telecom Italia Mobile SpA(c)..............................      2,500
  266,416  Telecom Italia SpA........................................      2,934
                                                                        --------
                                                                           5,434
                                                                        --------
                                                                           8,318
                                                                        --------
 Japan (26.9%):
 Automobiles (0.3%):
   26,475  Honda Motor...............................................      1,088
                                                                        --------
 Banking (1.1%):
   71,148  Bank of Tokyo-Mitsubishi Ltd. ............................      1,028
  101,819  Sanwa Bank Ltd. ..........................................      1,236
   89,094  Sumitomo Bank Ltd. .......................................      1,364
                                                                        --------
                                                                           3,628
                                                                        --------
 Commercial Services (1.6%):
   23,218  Benesse Corp. ............................................      5,562
                                                                        --------
 Computer Software (5.6%):
   10,398  Internet Initiative Japan, Inc., ADR(b)...................        993
   67,545  Nihon Unisys..............................................      2,585
    8,775  Softbank Corp. ...........................................      6,329
       13  Yahoo Japan Corp(b).......................................      9,159
                                                                        --------
                                                                          19,066
                                                                        --------
 Consumer Electronics (2.1%):
   38,782  Sony Corp. ...............................................      7,173
                                                                        --------
 Cosmetics/Personal Care (0.4%):
    3,406  Fancl Corp. ..............................................      1,207
                                                                        --------
 Data Processing & Reproduction (0.8%):
   81,460  Fujitsu Ltd. .............................................      2,886
                                                                        --------
 Electronic Components/Instruments (3.4%):
   64,805  Fanuc Co. Ltd. ...........................................      5,390
  126,851  NEC Corp. ................................................      2,961
   31,655  Tokyo Electron Ltd. ......................................      3,284
                                                                        --------
                                                                          11,635
                                                                        --------
 Financial Services (1.2%):
  189,827  Nikko Securities Co., Ltd. ...............................      2,359
   11,196  Takefuji Corp. ...........................................      1,600
                                                                        --------
                                                                           3,959
                                                                        --------
 Manufacturing - Consumer Goods (0.8%):
   15,231  SMC Corp. ................................................      2,686
                                                                        --------
 Pharmaceuticals (1.4%):
   81,810  Takeda Chemical Industries................................      4,820
                                                                        --------
 Retail (1.7%):
   36,786  Seven-Eleven Japan Ltd.(c)................................      5,976
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Japan, continued:
 Telecommunications - Services & Equipment (4.3%):
    2,233  Hikari Tsushin, Inc. .....................................   $  3,496
       66  Nippon Telegraph & Telephone Corp. .......................      1,182
      292  NTT Mobile Communications.................................     10,230
                                                                        --------
                                                                          14,908
                                                                        --------
 Toys (0.5%):
   10,059  Nintendo Co., Ltd. .......................................      1,674
                                                                        --------
 Wholesale & International Trade (1.7%):
  513,000  Itochu Corp.(b)...........................................      3,052
  713,000  Marubeni Corp. ...........................................      2,770
                                                                        --------
                                                                           5,822
                                                                        --------
                                                                          92,090
                                                                        --------
 Korea (1.0%):
 Metals (1.0%):
   99,078  Pohang Iron & Steel, ADR..................................      3,561
                                                                        --------
 Mexico (0.9%):
 Telecommunications (0.9%):
   33,100  Telefonos de Mexico SA, ADR...............................      3,064
                                                                        --------
 Netherlands (5.0%):
 Beverages & Tobacco (0.5%):
   33,027  Heineken NV...............................................      1,596
                                                                        --------
 Broadcasting & Publishing (0.7%):
   74,412  Wolters Kluwer NV.........................................      2,244
                                                                        --------
 Energy (1.2%):
   73,579  Royal Dutch Petroleum.....................................      4,329
                                                                        --------
 Insurance (0.9%):
   56,315  ING Groep NV..............................................      3,167
                                                                        --------
 Retail (0.5%):
   48,596  Kon Ahold NV..............................................      1,547
                                                                        --------
 Semiconductors (1.2%):
   32,783  STMicroelectronics NV.....................................      4,456
                                                                        --------
                                                                          17,339
                                                                        --------
 Poland (0.1%):
 Oil & Gas Exploration, Production & Services (0.1%):
   25,023  Polski Koncern Naftowy, ADR(b)............................        258
                                                                        --------
 Singapore (3.2%):
 Banking (1.2%):
  317,515  DBS Group Holdings Ltd. ..................................      4,121
                                                                        --------
 Electrical & Electronic (0.5%):
  407,332  Natsteel Electronics Ltd. ................................      1,685
                                                                        --------
 Printing & Publishing (0.4%):
   81,168  Singapore Press Holdings..................................      1,522
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
International Discovery Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Singapore, continued:
 Transportation & Shipping (1.1%):
  362,523  Singapore Airlines Ltd. ..................................   $  3,668
                                                                        --------
                                                                          10,996
                                                                        --------
 Spain (1.2%):
 Telecommunications - Services & Equipment (1.2%):
  179,738  Telefonica SA(b)..........................................      3,742
    7,450  Terra Networks SA(b)......................................        257
                                                                        --------
                                                                           3,999
                                                                        --------
                                                                           3,999
                                                                        --------
 Sweden (2.7%):
 Paper Products (0.4%):
   53,143  Svenska Cellulosa AB, Class A.............................      1,469
                                                                        --------
 Retail (1.0%):
  109,917  Hennes & Mauritz AB.......................................      3,491
                                                                        --------
 Telecommunications (1.3%):
   88,170  Telefonaktiebolager LM Ericsson, ADR......................      4,249
                                                                        --------
                                                                           9,209
                                                                        --------
 Switzerland (6.3%):
 Banking (1.7%):
   14,305  Credit Suisse Group.......................................      2,675
   11,953  UBS AG....................................................      3,268
                                                                        --------
                                                                           5,943
                                                                        --------
 Business Services (0.5%):
    2,560  Adecco SA.................................................      1,637
                                                                        --------
 Food Products & Services (0.6%):
    1,150  Nestle SA.................................................      2,069
                                                                        --------
 Insurance (0.9%):
    1,448  Swiss Reinsurance Co. ....................................      2,954
                                                                        --------
 Pharmaceuticals (2.6%):
    3,045  Novartis AG...............................................      4,744
      342  Roche Holdings AG.........................................      4,128
                                                                        --------
                                                                           8,872
                                                                        --------
                                                                          21,475
                                                                        --------
 Taiwan (1.0%):
 Semiconductors (1.0%):
   92,411  Taiwan Semiconductor, ADR(b)..............................      3,309
                                                                        --------
 United Kingdom (14.2%):
 Advertising (0.7%):
  152,303  WPP Group PLC.............................................      2,254
                                                                        --------
 Aerospace/Defense (0.2%):
  118,529  British Aerospace PLC(b)..................................        677
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 United Kingdom, continued:
 Banking (1.3%):
  250,626  Allied Zurich PLC.........................................   $  3,044
  108,190  Standard Chartered PLC....................................      1,466
                                                                        --------
                                                                           4,510
                                                                        --------
 Beverages & Tobacco (0.4%):
  127,362  Bass PLC..................................................      1,434
                                                                        --------
 Commercial Services (1.1%):
  151,611  Logica PLC................................................      3,804
                                                                        --------
 Electric Utility (0.9%):
  398,199  National Grid Group PLC...................................      3,063
                                                                        --------
 Energy (1.2%):
  401,158  BP Amoco PLC..............................................      4,092
                                                                        --------
 Engineering (0.8%):
  599,579  Invensys PLC..............................................      2,769
                                                                        --------
 Food Products & Services (0.7%):
  191,189  Compass Group PLC.........................................      2,319
                                                                        --------
 Industrial Goods & Services (1.0%):
  166,393  Boc Group PLC.............................................      3,429
                                                                        --------
 Media and Entertainment (1.3%):
  189,261  Pearson PLC...............................................      4,517
                                                                        --------
 Pharmaceuticals (0.4%):
  106,270  Smithkline Beecham PLC....................................      1,418
                                                                        --------
 Retail (0.4%):
  207,000  QXL.com PLC(b)............................................      1,434
                                                                        --------
 Telecommunications (0.9%):
  151,285  British Telecom PLC ......................................      3,041
                                                                        --------
 Telecommunications - Services & Equipment (2.9%):
   54,525  Colt Telecom Group PLC(b).................................      2,057
   56,083  Energis PLC(b)............................................      2,300
  276,425  Marconi PLC(b)............................................      3,530
  291,450  Thus PLC(b)...............................................      1,824
                                                                        --------
                                                                           9,711
                                                                        --------
                                                                          48,472
                                                                        --------
 United States (0.4%):
 Computer Software (0.0%):
      971  OpenTV Corp.(b)...........................................   $     75
                                                                        --------
 Pharmaceuticals (0.4%):
   23,274  Pharmacia & Upjohn, Inc. .................................      1,273
                                                                        --------
                                                                           1,348
                                                                        --------
  Total Common Stocks                                                    325,217
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
International Discovery Fund
(Unaudited)
(Amounts in Thousands, except Shares)

   Shares
     or
  Principal                          Security                            Market
   Amount                           Description                          Value
 ----------- --------------------------------------------------------   --------

 Commercial Paper (0.4%):
 Diversified Operations (0.4%):
 $ 1,500,000 General Electric International, 5.48%, 12/2/99..........   $  1,500
                                                                        --------
  Total Commercial Paper                                                   1,500
                                                                        --------
 Convertible Bonds (0.0%):
 United Kingdom (0.0%):
 Aerospace/Defense (0.0%):
      37,436 British Aerospace PLC, 7.45%, 11/29/03, Loan Stock......         56
                                                                        --------
  Total Convertible Bonds                                                     56
                                                                        --------
 Cash Equivalents (4.6%):
  15,696,416 Goldman Sachs Financial Square Premium..................     15,696
                                                                        --------
  Total Cash Equivalents                                                  15,696
                                                                        --------

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Short Term Securities Purchased with Collateral (6.7%)
 Commercial Paper (1.5%):
  $ 5,000  OGE Energy Corp., 5.81%, 12/6/99........................   $  4,994
                                                                      --------
 Repurchase Agreements (5.2):
      182  Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
            (See Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................        182
   17,669  Lehman Brothers Triparty Agreement, 5.83%, 12/1/99, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................     17,669
                                                                      --------
                                                                        17,851
                                                                      --------
  Total Short Term Securities Purchased with Collateral                 22,845
                                                                      --------
  Total Investments (Cost $265,263)(a)--106.4%                         365,314
  Liabilities in excess of other assets--(6.4)%                        (21,949)
                                                                      --------
  Total Net Assets--100.0%                                            $343,365
                                                                      ========

- -------

                                Open Futures Contracts
                          ----------------------------------
                          Number of Contracts Contract Value Expiration Date Unrealized Gain/Loss
                          ------------------- -------------- --------------- --------------------
CAC40 Index Futures.....           30             $1,583        12/30/99             $ 42
DAX Index Futures.......           10             $1,483        12/17/99             $(20)
FTSE100 Index Futures...           45             $4,748        12/17/99             $203
Hang Seng Index Futures.           22             $2,181        12/29/99             $ 48
Nikkei Index Futures....            4             $  726        12/09/99             $ 30

The aggregate market value of cash pledged to cover margin requirements for open futures positions at November 30, 1999 was $580.

(a) Cost for Federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................. $104,904
          Unrealized depreciation.................................   (4,852)
                                                                   --------
          Net unrealized appreciation............................. $100,052
                                                                   ========

(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Limited Maturity Bond Fund
(Unaudited)
(Amounts in Thousands)

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 U.S. Treasury Notes (9.1%):
  $ 2,500  6.25%, 10/31/01(b)......................................   $  2,512
    9,000  5.75%, 8/15/03..........................................      8,896
                                                                      --------
  Total U.S. Treasury Notes                                             11,408
                                                                      --------
 Corporate Bonds (47.6%):
 Asset Backed Securities (4.8%):
    6,000  Flagship Auto Receivables Owner Trust, 6.84%, 11/18/04..      5,987
                                                                      --------
 Computer Rental & Leasing (2.0%):
    2,600  Comdisco, Inc., 5.95%, 4/30/02..........................      2,515
                                                                      --------
 Euro Dollar (8.0%):
    5,000  National Power Co. PLC, 7.12%, 7/11/01..................      4,985
    5,000  SNCB Belgium Rail, 8.25%, 2/2/00........................      5,014
                                                                      --------
                                                                         9,999
                                                                      --------
 Financial Services (11.7%):
    3,600  First Chicago Corp., 10.26%, 5/1/01.....................      3,767
    5,000  Franchise Financial Corporation of America, 7.00%,
            11/30/00...............................................      4,974
    5,000  Lehman Brothers Holdings, 6.89%, 10/10/00...............      5,023
      125  Prime Property Funding, 6.80%, 8/15/02..................        120
      920  Prime Property Funding II, 7.00%, 8/15/04...............        899
                                                                      --------
                                                                        14,783
                                                                      --------
 Industrial Goods & Services (10.9%):
    3,300  Browning Ferris, 6.08%, 1/18/00.........................      3,289
    1,500  Champion International Corp., 9.70%, 5/1/01.............      1,551
    2,975  Computer Assoc. International, 6.25%, 4/15/03...........      2,871
    1,500  Dial Corp., 6.63%, 6/15/03..............................      1,468
    4,700  Ingersoll-Rand, 6.34%, 12/3/01..........................      4,653
                                                                      --------
                                                                        13,832
                                                                      --------
 Railroads (2.2%):
    2,600  General American Transportation, 10.13%, 3/15/02........      2,757
                                                                      --------
 Retail Stores/Catalog (3.8%):
    2,000  Dillards, Inc., 9.50%, 10/15/01.........................      2,070
    2,700  Limited, Inc., 7.00%*, 5/22/01..........................      2,693
                                                                      --------
                                                                         4,763
                                                                      --------
 Telecommunications (2.4%):
    3,000  US West, Inc., 6.13%, 11/21/00..........................      2,985
                                                                      --------
 Transportation & Shipping (1.8%):
    2,250  JB Hunt Transport Services, 6.00%, 12/12/00.............      2,225
                                                                      --------
  Total Corporate Bonds                                                 59,846
                                                                      --------

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Asset Backed Securities (30.3%):
  $ 4,554  Amresco Snimt, 7.55%, 9/26/27...........................   $  4,521
    4,000  Case Credit, 6.12%, 8/1/01..............................      3,955
   15,000  Champion Home Equity Loan Trust, Series 1998-1, Class
            A2, Interest Only, 8.12%, 9/25/01......................      1,966
    5,000  Copelco Capital Funding Corp., Series 1997-A, Class A4,
            6.47%, 4/20/05.........................................      4,953
    2,500  Empire Funding, Series 99-1, Class A3, 6.44%, 4/25/13...      2,439
    2,001  Green Tree Financial Corp., 6.55%, 7/15/28..............      2,009
      598  Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09..        588
    4,989  Oakwood Mortgage Investors, Inc., 6.95%, 8/15/27........      4,968
    2,735  PALS, Series 99-1, Class A1, 6.30%, 3/25/29.............      2,652
    4,150  Saxon Asset Securities Trust, Series 1997-1, Class AF3,
            7.38%, 11/25/23........................................      4,154
    6,000  WFS Financial Owner Trust, 5.70%, 11/20/03..............      5,857
                                                                      --------
  Total Asset Backed Securities                                         38,062
                                                                      --------
 Mortgage Backed Securities (9.2%):
    2,100  Bombardier Capital Mortgage Securitization, 7.18%,
            12/15/15...............................................      2,103
    2,091  Merrill Lynch Mortgage Investors, Inc., 7.15%, 4/25/28..      2,083
    3,000  New Century Home Equity Loan Trust, 7.01%, 5/25/26......      2,964
    1,308  Residential Asset Securitization Trust, Series 1997-A1,
            Class A1, 7.00%, 3/25/27...............................      1,305
    3,100  Vendee, 6.50%, 1/15/06..................................      3,025
                                                                      --------
  Total Mortgage Backed Securities                                      11,480
                                                                      --------
 U.S. Government Agencies (2.7%):
 Fannie Mae (2.7%):
    3,360  5.00%, 11/18/20.........................................      3,324
                                                                      --------
  Total U.S. Government Agencies                                         3,324
                                                                      --------
 Cash Equivalents (0.5%):
      573  Goldman Sachs Financial Square Premium..................        573
                                                                      --------
  Total Cash Equivalents                                                   573
                                                                      --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Limited Maturity Bond Fund
(Unaudited)
(Amounts in Thousands)

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Short Term Securities Purchased with Collateral (2.1%):
 Repurchase Agreement (2.1%):
  $ 2,572  Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
            (See Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)                                   $  2,572
                                                                      --------
  Total Short Term Securities Purchased with Collateral                  2,572
                                                                      --------
  Total Investments (Cost $129,404)(a)--101.5%                         127,265
  Liabilities in excess of other assets--(1.5)%                        (1,843)
                                                                      --------
  Total Net Assets--100.0%                                            $125,422
                                                                      ========

- -------
 * Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on November 30, 1999.
(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

          Unrealized appreciation                                  $    94
          Unrealized depreciation.................................  (2,233)
                                                                   -------
          Net unrealized depreciation............................. $(2,139)
                                                                   =======

(b) All or a portion of this security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Intermediate Government Obligations Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 U.S. Treasury Notes (23.8%):
  $ 5,196  3.63%, 1/15/08(c).........................................   $  5,009
    3,071  3.88%, 1/15/09(b)(c)......................................      3,008
    4,000  5.75%, 11/15/00(b)........................................      3,997
    3,500  5.75%, 8/15/03............................................      3,460
    3,300  6.13%, 12/31/01(b)........................................      3,308
    1,580  6.13%, 8/15/07(b).........................................      1,565
    6,015  6.63%, 3/31/02............................................      6,092
                                                                        --------
  Total U.S. Treasury Notes                                               26,439
                                                                        --------
 U.S. Government Agencies (52.8%):
 Fannie Mae (34.1%):
   10,000  5.63%, 3/15/01(b).........................................      9,932
    1,473  6.00%, 2/1/29.............................................      1,367
    5,000  6.25%, 11/15/02(b)........................................      4,980
   14,219  6.38%, 6/15/09(b).........................................     13,798
      946  6.50%, 2/1/28.............................................        903
      822  8.25%, 7/1/17.............................................        841
      898  8.50%, 2/1/25.............................................        926
      473  8.75%, 8/1/09.............................................        492
      835  9.00%, 08/01/09-01/01/10..................................        874
    1,017  9.00%, 1/1/10.............................................      1,064
      628  11.50%, 5/1/10............................................        676
    1,773  13.00%, 8/15/15...........................................      2,008
                                                                        --------
                                                                          37,861
                                                                        --------
 Federal Home Loan Bank (13.3%):
    5,000  5.53%, 1/15/03............................................      4,872
   10,000  5.63%, 3/15/01............................................      9,930
                                                                        --------
                                                                          14,802
                                                                        --------
 Freddie Mac (5.4%):
    5,000  7.44%, 9/20/06, Callable 9/20/01 @ 100....................      4,991
      384  8.00%, 5/1/17.............................................        394
      632  8.75%, 4/1/17.............................................        662
                                                                        --------
                                                                           6,047
                                                                        --------
  Total U.S. Government Agencies                                          58,710
                                                                        --------

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Government Obligations (12.0%):
 Government National Mortgage Association (12.0%):
  $ 1,988  6.00%, 7/20/29...........................................   $  1,826
    5,970  6.50%, 4/15/29...........................................      5,685
    1,432  7.00%, 8/15/28...........................................      1,400
    1,553  9.00%, 9/15/04-7/15/09...................................      1,633
    2,617  9.50%, 12/20/13-12/20/22.................................      2,762
                                                                       --------
  Total Government Obligations                                           13,306
                                                                       --------
 Collateralized Mortgage Obligations (10.0%):
 Fannie Mae (6.4%):
    7,000  7.50%, 8/25/22, Series 1994-93...........................      7,115
                                                                       --------
 Residential Funding Mortgage, Inc. (1.1%):
    1,370  6.75%, 6/25/28, Series 1998-S13, Class A-21..............      1,259
                                                                       --------
 Ryland Acceptance Corp. (1.3%):
    1,400  9.00%, 7/1/16............................................      1,466
                                                                       --------
 Vendee Mortgage Trust (1.2%):
    1,420  6.50%, 6/15/25...........................................      1,329
                                                                       --------
  Total Collateralized Mortgage Obligations                              11,169
                                                                       --------
 Cash Equivalents (0.6%):
      710  Goldman Sachs Financial Square Government................        710
                                                                       --------
  Total Cash Equivalents                                                    710
                                                                       --------
 Short Term Securities Purchased with Collateral (33.0%):
 Repurchase Agreements (33.0%):
   36,656  Paine Webber Triparty Agreement, 5.70%, 12/1/99, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description).................................     36,656
                                                                       --------
  Total Short Term Securities Purchased with Collateral                  36,656
                                                                       --------
  Total Investments (Cost $149,432)(a)--132.2%                          146,990
  Liabilities in excess of other assets--(32.2)%                       (35,789)
                                                                       --------
  Total Net Assets--100.0%                                             $111,201
                                                                       ========

- -------
(a) Cost for federal tax income purposes differs from value by net unrealized depreciation of securities as follows:

          Unrealized appreciation................................. $    27
          Unrealized depreciation.................................  (2,469)
                                                                   -------
          Net unrealized depreciation............................. $(2,442)
                                                                   =======

(b) All or a portion of this security has been loaned at November 30, 1999.
(c) Inflation indexed note.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
U.S. Government Income Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 U.S. Government Obligations (49.7%):
 Government National Mortgage Association (49.3%):
  $36,983  6.00%, 11/15/28-7/20/29..................................   $ 34,106
    6,779  6.50%, 11/15/23-6/15/29..................................      6,456
    6,810  7.00%, 10/15/22-3/15/29..................................      6,675
      673  7.50%, 5/15/22-12/15/23..................................        678
    1,932  8.00%, 4/15/17-5/20/24...................................      1,979
      994  8.25%, 1/15/05-6/15/16...................................      1,029
      578  8.50%, 3/20/17-9/15/24...................................        597
      486  8.75%, 8/15/08-6/15/17...................................        511
    4,279  9.00%, 10/15/04-12/15/22.................................      4,491
    1,305  9.25%, 5/15/16-5/15/21...................................      1,390
   12,170  9.50%, 6/15/09-5/15/22...................................     12,992
      238  10.50%, 9/15/00-12/20/04.................................        250
      166  11.00%, 4/15/00-3/20/01..................................        175
      484  11.50%, 3/15/00-12/15/15.................................        541
    2,234  12.00%, 5/15/00-5/15/18..................................      2,555
    4,081  12.50%, 4/15/10-1/20/16..................................      4,718
      186  12.75%, 9/20/13-12/20/14.................................        212
    1,938  13.00%, 11/15/10-6/20/15.................................      2,246
    1,939  13.50%, 5/15/10-6/20/15..................................      2,292
    1,612  14.00%, 5/15/11-2/15/15..................................      1,937
       28  14.50%, 9/15/12-8/15/14..................................         34
    3,809  15.00%, 6/15/11-1/15/13..................................      4,703
       11  16.00%, 11/15/11-12/15/11................................         13
       91  17.00%, 11/15/11.........................................        107
                                                                       --------
                                                                         90,687
                                                                       --------
 U.S. Treasury Bonds (0.4%):
      800  6.25%, 8/15/23(b)........................................        774
                                                                       --------
  Total U.S. Government Obligations                                      91,461
                                                                       --------
 Collateralized Mortgage Obligations (23.1%):
    4,598  BA Mortgage Securities, Inc., Series 1997-2, Class 1A6,
            7.25%, 10/25/27.........................................      4,485
      129  CityFed Mortgage Trust, Series 1, Class D, 10.00%,
            1/1/18..................................................        135
    2,200  Credit Suisse First Boston Mortgage, Series 1997-C1,
            Class A1C, 7.24%, 4/20/07...............................      2,163
    1,605  Drexel Burnham Lambert, Series H, Class 4, 8.50%, 4/1/17.      1,636
    3,100  Fannie Mae, Series 1992-214PL, Series 1992-214 Pl, 7.50%,
            5/25/21.................................................      3,131
    1,843  Fannie Mae, Series 1992-29Z, 8.00%, 2/25/22..............      1,860
    3,000  Fannie Mae, Series 1994-93PH, 7.50%, 8/25/22.............      3,049
   12,500  Fannie Mae, Series 1998-50, Class CD, 6.00%, 5/25/14.....     11,339
    1,607  Freddie Mac, Series 1273, Class Z, Series 1273, Class Z,
            7.50%, 5/15/22..........................................      1,593
    1,928  General Electric Capital Mortgage Services, Inc., Series
            1999-1, Class A1, 6.50%, 1/25/29........................      1,764
      483  MDC Asset Investors Trust, Series 6, Class 8, 7.00%,.....        478

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Collateralized Mortgage Obligations, continued:
  $ 1,439  Merrill Lynch Mortgage Investors, Inc., Series 1996-C1,
            Class A1, 7.15%, 4/25/28................................   $  1,434
    4,864  Norwest Asset Securities Corp., Series 1999-5, Class A5,
            6.50%, 3/25/14..........................................      4,623
    1,690  Residential Funding Mortgage, Inc., Series 1998-S13,
            Class A21, 6.75%, 6/25/28...............................      1,553
    2,810  Security Mortgage Acceptance Corp., Series II, 9.00%,
            12/1/16.................................................      2,850
      552  Structured Mortgage Residential Trust, 8.25%, 6/25/19....        566
                                                                       --------
  Total Collateralized Mortgage Obligations                              42,659
                                                                       --------
 U.S. Government Agencies (26.7%):
 Fannie Mae (20.2%):
   21,306  6.00%, 12/1/28-2/1/29....................................     19,767
    9,417  6.50%, 2/1/28-7/1/29.....................................      8,993
      525  7.50%, 9/1/22-11/1/22....................................        530
    4,639  8.00%, 12/1/17-3/1/23....................................      4,698
      552  8.50%, 11/1/21-9/1/23....................................        575
      455  9.00%, 6/1/09-10/1/19....................................        479
      671  9.50%, 9/1/11............................................        706
      119  10.00%, 6/1/21...........................................        129
      152  10.50%, 9/1/00-5/1/04....................................        161
      124  11.00%, 8/1/00-9/1/06....................................        131
       68  11.25%, 6/1/13-12/1/15...................................         75
       22  11.50%, 2/1/00-1/1/01....................................         24
       31  12.00%, 4/1/00-9/1/00....................................         34
      744  12.50%, 8/1/03-5/15/15...................................        858
      188  14.00%, 11/1/12..........................................        209
                                                                       --------
                                                                         37,369
                                                                       --------
 Freddie Mac (6.5%):
    1,990  8.00%, 9/1/03-3/1/22.....................................      2,060
    2,151  8.50%, 3/1/06-1/1/22.....................................      2,257
      693  8.75%, 6/1/16-7/1/17.....................................        726
    2,279  9.00%, 9/1/01-9/1/20.....................................      2,419
      188  9.25%, 8/1/13-11/1/19....................................        201
      462  9.75%, 11/1/08-4/1/09....................................        500
    2,442  10.00%, 6/1/05-9/1/16....................................      2,587
      231  10.50%, 7/1/00-11/1/02...................................        243
       47  11.50%, 1/1/00-1/1/01....................................         50
       42  12.00%, 3/1/00-11/1/00...................................         45
      726  12.25%, 8/1/15...........................................        836
        6  12.50%, 6/1/00-4/1/01....................................          6
                                                                       --------
                                                                         11,930
                                                                       --------
  Total U.S. Government Agencies                                         49,299
                                                                       --------
 Cash Equivalents (0.4%):
      819  Goldman Sachs Financial Square Government................        819
                                                                       --------
  Total Cash Equivalents                                                    819
                                                                       --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
U.S. Government Income Fund
(Unaudited)
(Amounts in Thousands)

 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Short Term Securities Purchased with Collateral (0.4%):
 Repurchase Agreement (0.4%):
  $   800  Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
            (See Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................   $    800
                                                                      --------
  Total Short Term Securities Purchased with Collateral                    800
                                                                      --------
  Total Investments (Cost $189,504)(a)--100.3%                         185,038
  Liabilities in excess of other assets --(0.3)%                         (538)
                                                                      --------
  Total Net Assets--100.0%                                            $184,500
                                                                      ========

- -------
(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

          Unrealized appreciation................................. $   529
          Unrealized depreciation.................................  (4,995)
                                                                   -------
          Net unrealized depreciation............................. $(4,466)
                                                                   =======

(b) All or part of this security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Bond Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 U.S. Treasury Notes (1.7%):
  $   955  6.13%, 8/15/07(b).........................................   $    946
    5,118  3.88%, 1/15/09(b)(c)......................................      5,014
                                                                        --------
  Total U.S. Treasury Notes                                                5,960
                                                                        --------
 U.S. Treasury Bonds (6.1%):
   13,140  6.25%, 8/15/23(b).........................................     12,713
    9,340  3.63%, 4/15/28(b)(c)......................................      8,553
                                                                        --------
  Total U.S. Treasury Bonds                                               21,266
                                                                        --------
 U.S. Government Obligations (10.7%):
 Government National Mortgage Assoc. (10.7%):
    4,286  7.50%, 4/15/23............................................      4,295
    2,799  6.50%, 9/15/23............................................      2,689
    9,708  7.50%, 8/15/25............................................      9,705
    5,600  6.50%, 11/15/28...........................................      5,328
    5,658  6.50%, 11/15/28...........................................      5,383
    8,539  6.50%, 4/15/29............................................      8,131
    1,825  7.50%, 11/15/29...........................................      1,823
                                                                        --------
                                                                          37,354
                                                                        --------
  Total U.S. Government Obligations                                       37,354
                                                                        --------
 U.S. Government Agencies (14.9%):
 Fannie Mae (13.3%):
    1,252  9.00%, 8/1/09.............................................      1,310
    1,789  9.00%, 11/1/24............................................      1,873
    1,560  8.50%, 7/1/25.............................................      1,608
      682  6.50%, 8/1/27.............................................        650
      103  6.50%, 9/1/27.............................................         98
      689  6.50%, 10/1/27............................................        657
      104  6.50%, 10/1/27............................................         99
      732  6.50%, 12/1/27............................................        699
       27  6.50%, 12/1/27............................................         26
      721  6.50%, 12/1/27............................................        688
      122  6.50%, 12/1/27............................................        116
        9  6.00%, 7/1/28.............................................          9
    9,991  6.50%, 11/1/28............................................      9,535
    5,640  6.00%, 12/1/28............................................      5,232
      569  6.00%, 3/1/29.............................................        528
   11,748  6.00%, 3/1/29.............................................     10,900
    6,275  6.00%, 3/1/29.............................................      5,822
    4,452  6.00%, 5/1/29.............................................      4,130
    2,145  6.50%, 8/1/29.............................................      2,047
                                                                        --------
                                                                          46,027
                                                                        --------
 Freddie Mac (1.6%):
      715  9.00%, 5/15/20............................................        755
    1,564  9.50%, 10/1/20............................................      1,675
    3,318  7.00%, 11/1/28............................................      3,248
                                                                        --------
                                                                           5,678
                                                                        --------
  Total U.S. Government Agencies                                          51,705
                                                                        --------

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Corporate Bonds (29.4%):
 Automotive (1.4%):
  $ 1,325  DaimlerChrysler, 6.90%, 9/1/04...........................   $  1,323
    3,650  Ford Motor Credit Co., 7.38%, 10/28/09...................      3,673
                                                                       --------
                                                                          4,996
                                                                       --------
 Banking (5.9%):
    5,610  Citicorp, 6.38%, 11/15/08................................      5,246
    3,370  First Chicago Corp., 6.88%, 6/15/03......................      3,362
    2,000  First Maryland Bancorp, 7.20%, 7/1/07....................      1,970
    4,375  First Union Capital II, 7.95%, 11/15/29..................      4,260
    3,945  First Union Corp., 6.95%, 11/1/04........................      3,920
    1,850  HSBC Holding PLC, 7.50%, 7/15/09.........................      1,858
                                                                       --------
                                                                         20,616
                                                                       --------
 Consumer Goods & Services (1.8%):
    6,700  American Greetings, 6.10%, 8/1/28........................      6,114
                                                                       --------
 Electrical & Electronic (0.8%):
    3,000  Arrow Electronic, Inc., 6.88%, 6/1/18....................      2,655
                                                                       --------
 Financial (3.8%):
    2,145  Bradley Operating LP, 7.00%, 11/15/04....................      2,040
    2,500  Ford Motor Credit Co., 6.70%, 7/16/04....................      2,472
   63,461  General Motors Acceptance Corp., Interest Only, 1.64%*,
            7/15/27.................................................      5,018
    4,000  Susa Partnership LP, 7.00%, 12/1/07......................      3,630
                                                                       --------
                                                                         13,160
                                                                       --------
 Industrials (11.1%):
    5,000  Archer Daniels Midland Co., 7.50%,
            3/15/27.................................................      4,906
    4,950  Brunswick Corp., 6.75%, 12/15/06.........................      4,690
    6,500  Computer Assoc. International, 6.25%, 4/15/03............      6,273
    2,000  Cummins Engine, Inc., 6.45%, 3/1/05......................      1,890
    1,095  Halliburton Co., 5.63%, 12/1/08..........................        984
    4,810  Lubrizol Corp., 5.88%, 12/1/08...........................      4,305
    2,800  Monsanto Co., 5.38%, 12/1/01.............................      2,734
    4,090  Motorola, Inc., 7.50%, 5/15/25...........................      4,059
    2,665  Pentair, Inc., 7.85%, 10/15/09...........................      2,635
    6,600  Worthington Industries, Inc., 7.13%,
            5/15/06.................................................      6,411
                                                                       --------
                                                                         38,887
                                                                       --------
 Real Estate Investment Trust (4.6%):
    3,000  Commercial Net Lease Realty Trust, 8.13%, 6/15/04........      2,944
    4,050  Federal Realty Investment Trust, 8.75%, 12/1/09..........      4,005
    3,650  Gables Realty Trust, 6.80%, 3/15/05......................      3,448
    5,845  New Plan Excel Realty Trust, 6.88%, 10/15/04.............      5,720
                                                                       --------
                                                                         16,117
                                                                       --------
  Total Corporate Bonds                                                 102,545
                                                                       --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Bond Fund
(Unaudited)
(Amounts in Thousands)

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Asset Backed Securities (16.0%):
  $ 4,578  Amresco Securitized Net Interest Margin, Series 1999-1A,
            Class A, 9.10%, 9/27/29.................................   $  4,475
    2,664  EQCC Home Equity Loan Trust, 5.73%, 12/15/08.............      2,596
    6,000  Equivantage Home Equity Loan Trust, 7.05%, 12/25/28......      5,893
    5,260  First Security Auto Owner Trust, 5.74%, 6/15/04..........      5,154
    1,600  Flagship Auto Receivables Owner Trust, Series 1999-2,
            Class A3, 6.84%, 11/18/04...............................      1,597
    6,090  General Electric Capital Mortgage Services, Inc., 6.19%,
            1/25/23.................................................      5,920
    1,154  Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09...      1,135
    7,790  IMC Home Equity Loan Trust, 6.76%, 10/20/20..............      7,701
    4,467  PALS, 6.30%, 3/25/29.....................................      4,331
    2,300  Residential Asset Securities Corp., 7.18%, 1/25/25.......      2,295
    3,460  Saxon Asset Securities Trust, 7.53%,
            6/25/14.................................................      3,442
    8,010  Saxon Asset Securities Trust, 7.55%, 10/25/26............      8,019
    3,135  Vanderbilt Mortgage Finance Trust, Series 1999-C, Class
            1A3, 7.39%, 1/7/20......................................      3,133
                                                                       --------
  Total Asset Backed Securities                                          55,691
                                                                       --------
 Mortgage Backed Securities (20.3%):
    1,965  Champion Home Equity Loan Trust, Series 1997-2, Class A5,
            6.71%, 9/25/29..........................................      1,914
    9,000  Credit Suisse First Boston, 7.24%, 4/20/07...............      8,850
    3,589  General Electric Capital Mortgage
            Services, Inc., 6.50%, 1/25/29..........................      3,284
    3,245  Greenpoint Manufactured Housing, Series 1999-1, Class A3,
            6.11%, 11/15/18.........................................      3,059
    4,084  Housing Securities, Inc., 7.50%, 1/25/09.................      4,117
    1,069  Housing Securities, Inc., 7.50%, 3/25/09.................      1,079
    6,000  Morgan Stanley Capital, Inc., 6.53%,
            3/15/32.................................................      5,688
    4,550  New Century Home Equity Loan Trust, Series 1997-NC6,
            Class A6, 7.01%, 5/25/26................................      4,495

 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

 Mortgage Backed Securities, continued:
  $ 3,469  New Century Home Equity Loan Trust, 7.22%, 11/25/27.....   $  3,399
    3,645  New Century Home Equity Loan Trust, 7.53%, 9/25/28......      3,632
    6,418  PNC, Series 98-7, Class A5, 6.75%, 9/25/28..............      6,003
    4,960  Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07................................................      4,701
    3,640  Prudential Securities Secured Financing Corp., 6.48%,
            1/15/09................................................      3,446
   10,309  Residential Accredit Loans, Inc., 6.50%, 3/25/29........      9,493
    3,750  Residential Funding Mortgage, Inc., 6.75%, 6/25/28......      3,446
    4,225  Vendee Mortgage Trust, 6.50%, 6/15/25...................      3,954
                                                                      --------
  Total Mortgage Backed Securities                                      70,560
                                                                      --------
 Cash Equivalents (0.5%):
    1,620  Goldman Sachs Financial Square Premium..................      1,620
                                                                      --------
  Total Cash Equivalents                                                 1,620
                                                                      --------
 Short Term Securities Purchased with Collateral (7.9%):
 Commercial Paper (3.1%):
   10,729  Federal Signal Corp., 5.88%, 12/1/99....................     10,729
                                                                      --------
 Floating Rate Note (2.9%):
   10,000  Merrill Lynch & Co., 6.02%, 2/28/00.....................     10,000
                                                                      --------
 Repurchase Agreement (1.9%):
    6,756  Lehman Brothers Triparty Agreement, 5.83%, 12/1/99, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)................................      6,756
                                                                      --------
  Total Short Term Securities Purchased with Collateral                 27,485
                                                                      --------
  Total Investments (Cost $386,554)(a)--107.5%                         374,186
  Liabilities in excess of other assets--(7.5)%                        (26,250)
                                                                      --------
  Total Net Assets--100.0%                                            $347,936
                                                                      ========

- -------
 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1999.
(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

          Unrealized appreciation................................ $    494
          Unrealized depreciation................................  (12,861)
                                                                  --------
          Net unrealized depreciation............................ $(12,367)
                                                                  ========

(b) All or a portion of this security has been loaned at November 30, 1999.
(c) Inflation indexed bond.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
National Tax Exempt Bond Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds (97.3%):
 Colorado (1.2%):
 $   1,000 Jefferson County School District, 5.25%, 12/15/05, MBIA...   $ 1,025
                                                                        -------
 Connecticut (4.6%):
     2,000 Connecticut Special Tax Obligation, 5.38%, 9/1/08.........     2,053
     1,770 Connecticut Clean Water Fund, 6.38%, 6/1/05...............     1,920
                                                                        -------
                                                                          3,973
                                                                        -------
 Delaware (2.8%):
     1,000 Delaware Transportation Authority, 7.80%, 7/1/04, ETM.....     1,086
     1,250 Delaware Transportation Authority, 6.00%, 7/1/06, AMBAC...     1,333
                                                                        -------
                                                                          2,419
                                                                        -------
 Florida (8.3%):
     1,630 Dade County School District, 6.50%, 2/15/06, MBIA.........     1,774
     1,000 Florida State Department of Transportation G.O., 6.00%,
            7/1/07...................................................     1,071
       135 Florida Board of Education Capital Outlay, 9.13%, 6/1/14,
            ETM......................................................       178
     2,000 Florida Board of Education, Series G, 6.90%, 5/1/03, ETM..     2,152
     1,000 Gulf Breeze, Revenue, 3.39%*, 12/1/17.....................       980
     1,000 Tampa Sports Authority Revenue, 6.00%, 1/1/06, MBIA.......     1,064
                                                                        -------
                                                                          7,219
                                                                        -------
 Georgia (6.6%):
     1,200 Fayette County School District, G.O., 6.25%, 3/1/04.......     1,275
     2,000 Georgia, 6.60%, 4/1/05....................................     2,180
     2,000 Georgia Municipal Electric Power Revenue, Series X, 6.50%,
            1/1/12, MBIA.............................................     2,203
                                                                        -------
                                                                          5,658
                                                                        -------
 Guam (1.8%):
     1,505 Government Highway Revenue, Series A, 5.90%, 5/1/02, CGIC.     1,560
                                                                        -------
 Idaho (2.0%):
     1,560 Canyon County School District, G.O., 8.13%, 7/30/03,......     1,741
                                                                        -------
 Kansas (1.3%):
     1,000 Kansas State Department of Transportation & Highway,
            7.25%, 3/1/04............................................     1,100
                                                                        -------
 Kentucky (3.8%):
     3,000 Kentucky Turnpike Authority, 6.50%, 7/1/07, AMBAC.........     3,293
                                                                        -------

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds, continued:
 Maryland (1.2%):
 $   1,000 Montgomery County, G.O., 5.70%, 7/1/05....................   $ 1,051
                                                                        -------
 Massachusetts (1.2%):
     1,000 Massachusetts G.O., 5.75%, 8/1/08, FGIC...................     1,054
                                                                        -------
 Minnesota (2.5%):
     1,000 Minnesota, 6.00%, 5/1/06..................................     1,069
     1,000 North Saint Paul Maplewood, 6.88%, 2/1/15, Prerefunded
            2/1/05 @ 100, MBIA.......................................     1,097
                                                                        -------
                                                                          2,166
                                                                        -------
 Missouri (5.6%):
     1,535 Kansas City, G.O., 6.00%, 2/1/04..........................     1,615
     1,000 Missouri G.O., Series A, 6.00%, 4/1/02....................     1,038
     1,545 Missouri State Environmental Authority Water Revenue,
            6.00%, 1/1/07............................................     1,641
       495 Missouri State Environment Authority Revolving Fund, Water
            Pollution Control, 7.00%, 10/1/10........................       515
                                                                        -------
                                                                          4,809
                                                                        -------
 New Mexico (2.5%):
     1,000 Albuquerque Water & Sewer, 6.00%, 7/1/05..................     1,063
     1,000 Albuquerque Water & Sewer, 6.00%, 7/1/07..................     1,067
                                                                        -------
                                                                          2,130
                                                                        -------
 New York (7.0%):
     1,300 Buffalo Sewer Authority Revenue, Series F, 6.00%, 7/1/13,
            FGIC.....................................................     1,381
     1,000 Municipal Assistance Corp. for New York City, 6.00%,......     1,055
       995 New York City G.O., 8.00%, 4/1/03, AMBAC, ETM.............     1,102
     1,005 New York City G.O., 8.00%, 4/1/03,
            AMBAC....................................................     1,107
     1,365 New York City, Transitional Financial Authority Revenue,
            5.50%, 8/15/07...........................................     1,411
                                                                        -------
                                                                          6,056
                                                                        -------
 Ohio (5.2%):
       795 Cleveland City School District, 8.00%, 12/1/01, ETM.......       852
       820 Cleveland, OH, 0.00%, 12/1/12, Capital Appreciation.......       396
       820 Cleveland, OH, 0.00%, 12/1/15, Capital Appreciation.......       320
       815 Cleveland, OH, 0.00%, 12/1/16, Capital Appreciation.......       296
     1,920 Ohio Housing Financial Agency Single Family, Mortgage,
            Revenue, 0.00%, 1/15/15, Prerefunded 1/15/13 @ 81.879....       763
     1,715 Ohio State Water Development Authority, 6.00%, 6/1/07.....     1,835
                                                                        -------
                                                                          4,462
                                                                        -------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
National Tax Exempt Bond Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds, continued:
 Oregon (7.0%):
 $   1,000 Deschutes & Jefferson School District, G.O., 6.00%,
            6/1/03, MBIA.............................................   $ 1,049
     1,435 Lane County School District, G.O., 6.00%, 1/1/04..........     1,503
     1,220 Washington County School District G.O., 7.80%, 6/1/04.....     1,374
     2,000 Washington County Sewer Revenue, 5.75%, 10/1/08, FGIC.....     2,105
                                                                        -------
                                                                          6,031
                                                                        -------
 Puerto Rico (6.4%):
     4,000 Puerto Rico Electric Power Authority, 6.50%, 7/1/06, MBIA.     4,405
     1,000 University of Puerto Rico, 6.25%, 6/1/07, MBIA............     1,093
                                                                        -------
                                                                          5,498
                                                                        -------
 Rhode Island (1.3%):
     1,130 Rhode Island G.O., 5.00%, 8/1/06..........................     1,143
                                                                        -------
 South Carolina (2.5%):
     2,095 Cherokee County School District G.O., 5.50%, 3/1/05,......     2,171
                                                                        -------
 Tennessee (8.1%):
     1,290 Memphis, G.O., 6.00%, 11/1/03.............................     1,359
     1,435 Metro Government Nashville and Davidson County, 5.25%,
            5/15/07..................................................     1,465
     2,000 Shelby County, G.O., Series B, 5.20%, 12/1/09.............     2,018
     2,000 Tennessee, G.O., 6.00%, 5/1/05............................     2,125
                                                                        -------
                                                                          6,967
                                                                        -------

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Municipal Bonds, continued:
 Texas (6.6%):
 $   2,500 Conroe Independent School District, G.O., 5.50%, 2/15/15,
            PSFG.....................................................   $ 2,469
     1,000 Dallas, G.O., 6.13%, 2/15/07, Prerefunded 2/15/03 @ 100...     1,048
     1,540 Harris County G.O., 6.50%, 8/15/15........................     1,617
       575 Robinson Independent School District G.O., 5.75%, 8/15/12,
            PSFG.....................................................       589
                                                                        -------
                                                                          5,723
                                                                        -------
 Utah (2.4%):
     2,000 Utah State G.O., 5.50%, 7/1/04............................     2,075
                                                                        -------
 Vermont (1.7%):
     1,355 Burlington Electric Revenue Bond, 6.00%, 7/1/07, MBIA.....     1,438
                                                                        -------
 Washington (1.2%):
     1,000 Seattle Water Revenue, 5.00%, 12/1/03.....................     1,021
                                                                        -------
 Wisconsin (2.5%):
     2,000 Milwaukee G.O., 6.00%, 2/1/07.............................     2,125
                                                                        -------
  Total Municipal Bonds                                                  83,908
                                                                        -------
 Investment Companies (1.3%):
 1,090,119 Provident Institutional Muni Cash Fund....................     1,090
                                                                        -------
  Total Investment Companies                                              1,090
                                                                        -------
  Total Investments (Cost $84,905)(a)--98.6%                             84,998
  Other assets in excess of liabilities--1.4%                             1,222
                                                                        -------
  Total Net Assets--100.0%                                              $86,220
                                                                        =======

- -------
 * Variable rate security. Interest rate changes every six months based on percentage change in the Consumer Price Index plus a predetermined spread.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................... $ 787
          Unrealized depreciation...................................  (694)
                                                                     -----
          Net unrealized appreciation............................... $  93
                                                                     =====

AMBAC--American Municipal Bond Assurance Corp.
CGIC--Capital Guarantee Insurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guarantee Insurance Corp.
G.O.--General Obligation
MBIA--Municipal Bond Insurance Association
PSFG--Permanent School Fund Guarantee

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Michigan Municipal Bond Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds (98.1%):
 Michigan (90.1%):
 $   2,000 Brighton School District, Series II, 0.00%, 5/1/11, AMBAC.   $  1,083
     1,380 Byron Center Public Schools, G.O., 8.25%, 5/1/08, MBIA....      1,668
     1,380 Byron Center Public Schools, G.O., 8.25%, 5/1/09, MBIA....      1,689
     1,000 Chippewa Valley School District, 7.00%, 5/1/11,
            Prerefunded 5/1/01 @ 102.................................      1,056
     2,375 Chippewa Valley School District, G.O., 7.80%, 5/1/01......      2,488
     1,285 Chippewa Valley School District, Refunding Bonds, 6.00%,
            5/1/08, AMBAC............................................      1,367
     1,000 Clarkston Community Schools, 6.25%, 5/1/05, FGIC..........      1,070
     1,150 Clinton Township Building Authority, 4.80%, 11/1/13,......      1,071
     1,100 Dearborn School District, 8.38%, 5/1/01, Prerefunded
            5/1/00 @ 102.............................................      1,141
     2,000 Detroit Revenue Bonds, G.O., 5.25%, 5/1/08, AMBAC.........      2,025
     1,600 Detroit, 6.25%, 7/15/11, AMBAC............................      1,730
     1,000 Detroit, 5.50%, 4/1/08, MBIA..............................      1,030
     1,065 Detroit Local Development Financing Authority, 5.50%,.....      1,088
     1,000 Detroit Sewage Disposal Revenue, Series B, 6.00%, 7/1/09,
            MBIA.....................................................      1,066
     1,380 Detroit Sewage Disposal Revenue, 6.00%, 7/1/10, MBIA......      1,465
     2,500 Detroit Sewage Disposal Revenue, 6.00%, 7/1/07, MBIA......      2,656
     1,000 Detroit Water, 6.50%, 7/1/15, FGIC........................      1,096
     2,000 Detroit Water Supply Systems, 5.40%, 7/1/10, MBIA.........      2,035
     2,250 Detroit Water Supply Systems, Series B, 5.55%, 7/1/12,....      2,298
     1,000 Detroit Water Supply Systems, Series A, 6.00%, 7/1/13,....      1,050
     1,350 Ecorse Public School, 6.50%, 5/1/07, FGIC.................      1,478
     1,110 Flint, 6.00%, 11/1/04, MBIA...............................      1,178
     1,125 Goodrich Area School District, G.O., 7.65%, 5/1/11,
            Prerefunded 5/1/05 @ 102, AMBAC..........................      1,298
     1,235 Grand Haven Public Schools, G.O., 7.00%, 5/1/07, MBIA.....      1,386
     1,000 Grand Haven Electric, 5.20%, 7/1/06, MBIA.................      1,019
     2,655 Grand Ledge Public School District, 5.25%, 5/1/09, MBIA...      2,682
     1,250 Grand Ledge Public School District, G.O., 5.45%, 5/1/11,
            MBIA.....................................................      1,266
     1,570 Grand Rapids Building Authority, 5.00%, 4/1/15............      1,474

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $   1,925 Grand Rapids School District, G.O., 5.00%, 5/1/06,
            Callable 5/1/01 @ 102....................................   $  1,937
     1,535 Grand Rapids Sanitation Sewer System, Series A, 5.38%,
            1/1/16, FGIC.............................................      1,487
       500 Grand Rapids Water Supply, 7.00%, 1/1/12, Callable 1/1/00
            @ 102....................................................        511
     1,500 Greater Detroit Resources Recovery, 6.25%, 12/13/08,
            AMBAC....................................................      1,616
       600 Holt School District, G.O., 8.75%, 5/1/00.................        611
       600 Holt School District, G.O., 8.75%, 5/1/01.................        636
     1,000 Huron Valley School District, 5.75%, 5/1/06, FGIC.........      1,049
     1,000 Jenison Public School District, G.O., 5.25%, 5/1/12, FGIC,
            FGIC.....................................................        991
     1,650 Kalamazoo, G.O., 6.20%, 10/1/06, Callable 10/1/02 @.......      1,735
       675 Kalamazoo Hospital Authority, 6.25%, 7/1/04, Callable
            7/1/99 @ 100, FGIC.......................................        676
     2,000 Kalamazoo Hospital Finance Authority, Borgess Medical
            Center, 6.13%, 7/1/07, FGIC..............................      2,105
     1,440 Kalamazoo Hospital Finance Authority, Bronson Hospital,
            5.88%, 5/15/03...........................................      1,499
     2,000 Kalamazoo Hospital Finance Authority, Borgess Medical
            Center, Series A, 6.00%, 6/1/03, FGIC....................      2,095
     1,000 Kalamazoo Public Library, 5.20%, 5/1/11, MBIA.............        991
     5,000 Kent County Hospital Authority, Butterworth Hospital,
            Series A, 7.25%, 1/15/13.................................      5,687
       500 Kentwood School District, 5.90%, 5/1/04, Prerefunded
            5/1/02 @ 102.............................................        525
       500 Kentwood School District, 5.90%, 5/1/04...................        523
     2,000 Lake Orion County School District, G.O., 7.00%, 5/1/20,
            Prerefunded 5/1/05 @ 101, AMBAC..........................      2,230
     1,335 Lansing, G.O., 6.00%, 1/1/07..............................      1,418
     1,000 Lansing Building Authority, 6.00%, 6/1/04, Callable 6/1/00
            @ 102, ETM...............................................      1,028
     2,000 Lansing School District, G.O., 6.88%, 5/1/09, Prefunded
            5/1/05 @ 100.............................................      2,203
     1,000 Lansing, G.O., 6.00%, 10/1/02.............................      1,040
     1,000 Livonia School District, G.O., 6.35%, 5/1/04, Callable
            5/01/02 @ 102............................................      1,056
     1,000 Municipal Bond Authority, 5.15%, 10/1/08..................      1,009
     1,000 Local Government Loan Program, 6.20%, 5/1/04, AMBAC.......      1,063
     2,000 State Recreation Program, G.O., 5.75%, 11/1/01............      2,055

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Michigan Municipal Bond Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $   1,000 State Environmental Protection Program, G.O., 6.25%,
            11/1/07, Prerefunded 11/1/02 @ 102.......................   $  1,068
     3,250 State Environmental Protection Program, G.O., 6.25%,
            11/1/12..................................................      3,537
     3,000 State Environmental Protection Program, G.O., 5.50%,
            11/1/05..................................................      3,120
     1,000 State Building Authority, Series II, 6.40%, 10/1/04,
            Callable 10/1/01 @ 102...................................      1,051
     1,020 State Building Authority, Michigan University Adult
            General Hospital, 7.00%, 12/1/08, Prerefunded 12/1/02 @
            100......................................................      1,094
     1,000 State Building Authority, 6.25%, 10/1/00, AMBAC...........      1,019
       300 State Building Authority Revenue, 4.10%, 10/1/00..........        301
     1,000 State Building Authority Revenue, 5.38%, 10/15/10,
            Callable.................................................      1,011
     1,000 State Building Authority Revenue, Series 2, 5.00%,
            10/15/14, Callable.......................................        938
     1,600 Comprehensive Transportation, Series B, 5.40%, 5/15/01....      1,626
     1,135 State Hospital Finance Authority, Harper Grace Hospital,
            7.12%, 5/1/09, ETM.......................................      1,231
     1,000 Housing Development Authority, Series A, 6.45%, 6/1/04,
            Callable 6/1/02 @ 102....................................      1,040
     1,200 State Hospital Finance Authority, Oakwood Hospital, Series
            A, 5.00%, 11/1/03, FGIC..................................      1,218
     5,000 State Hospital Finance Authority, Sisters of Mercy, 5.38%,
            8/15/14, MBIA............................................      4,949
       500 State Hospital Authority, Henry Ford, 6.00%, 9/1/11.......        533
     2,000 State Hospital Authority, Henry Ford, 6.00%, 9/1/12.......      2,125
     3,500 State Hopital Financial Authority, Genesys Health System,
            Series A, 8.10%, 10/1/13, Prerefunded 10/1/05 @ 102......      4,147
     1,000 State Hospital Revenue Bonds, 6.00%, 8/15/02..............      1,031
     1,000 State Housing Development, 6.63%, 10/15/06, Callable
            10/15/02 @ 103, FSA......................................      1,063
     1,525 Housing Development Authority, AMT, 5.75%, 10/1/04, AMBAC.      1,576
     1,055 State South Central Power Agency, 5.70%, 11/1/04, MBIA....      1,105
     2,000 State South Central Power Agency, 5.80%, 11/1/05, MBIA....      2,105
     5,950 Strategic Fund (Ford), 7.10%, 2/1/06......................      6,581
     3,000 Strategic Fund (Detroit Edison), 7.00%, 7/15/08, MBIA.....      3,398

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $   2,000 Strategic Fund (Detroit Edison), 6.95%, 5/1/11, FGIC......   $  2,290
     1,000 Strategic Fund (General Motors Corp.), 6.20%, 9/1/20......      1,041
     1,005 State Trunk Line, 6.25%, 11/1/03, FGIC....................      1,067
     1,000 State Trunk Line, Series A, 5.25%, 11/1/12................        995
     2,000 State Underground Storage, 6.00%, 5/1/04, AMBAC...........      2,110
     1,000 State Underground Storage, 6.00%, 5/1/05, AMBAC...........      1,058
     1,000 Michigan State University, Series A, 5.70%, 8/15/03,
            Callable 8/15/02 @ 101...................................      1,040
     2,075 Mona Shores School District, G.O., 6.75%, 5/1/09, FGIC....      2,327
     1,000 Oakland County Community College, 6.65%, 5/1/11...........      1,068
     1,000 Paw Paw Public School District, G.O., 6.50%, 5/1/09,......      1,103
     1,000 Plymouth-Canton School District, 6.50%, 5/1/05,
            Prerefunded 5/1/01 @ 101.................................      1,040
     2,000 Rochester School District, 6.30%, 5/1/04, Prerefunded
            5/1/02 @ 100.............................................      2,083
     1,000 Rochester School District, 6.50%, 5/1/07, Prerefunded
            5/1/02 @ 100.............................................      1,046
     1,000 Rochester Community School District, 5.25%, 5/1/04, FGIC..      1,026
     1,000 Rochester, 5.75%, 5/1/08, MBIA............................      1,046
     1,135 Rockford School District, 5.75%, 5/1/07, Callable 5/1/02 @
            102......................................................      1,176
       400 Rockford School District, Refunding Bonds, 6.00%, 5/1/07,
            FGIC.....................................................        426
     2,120 Royal Oak Hospital Financial Authority, William Beaumont
            Hospital, Series G, 6.00%, 11/15/02......................      2,194
       955 St. Johns Public Schools, 5.00%, 5/1/21, FGIC.............        855
     1,665 Southgate Community School District, G.O., 5.75%, 5/1/11,
            FGIC.....................................................      1,719
     1,000 Traverse City Public Schools, 7.00%, 5/1/05, Prerefunded
            5/1/01 @ 101.5...........................................      1,051
     1,000 Troy School District, 7.75%, 5/1/01, Prerefunded 5/1/00 @
            102......................................................      1,035
     1,000 University of Michigan, Student Fees, 5.00%, 4/1/02.......      1,016
     2,000 University of Michigan, Student Fees, Series B, 5.60%,
            4/1/08, Callable 4/1/03 @ 102............................      2,075
     2,000 University of Michigan Hospital Revenue Bonds, 7.00%,
            12/1/21, Prerefunded 12/1/00 @ 102.......................      2,097
       500 University of Michigan, 6.00%, 4/1/05.....................        531

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Michigan Municipal Bond Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued:
 Michigan, continued:
 $   1,315 University of Michigan, Student Fees, Series A, 6.00%,...   $  1,400
     1,975 Utica School District, 5.60%, 5/1/05.....................      2,054
       285 Wayne County Airport Revenue, AMT, 7.25%, 12/1/10, AMBAC.        297
     2,000 Wayne County Building Authority, 6.00%, 6/1/07, Callable
            6/1/06 @ 102, MBIA......................................      2,130
     1,985 West Ottawa, 6.00%, 5/1/06, FGIC.........................      2,109
     1,500 Western Michigan University, Series A, 5.40%, 7/15/08,
            Callable 7/15/03 @ 105, FGIC............................      1,524
     1,680 Western Michigan School District, 5.90%, 5/1/10, MBIA....      1,775
     1,000 Western Township Utilities Authority, 6.00%, 1/1/00, FSA.      1,002
     1,000 Wyandotte City School District, G.O., 6.90%, 5/1/16,
            Prerefunded 5/1/01 @ 102................................      1,055
     3,000 Wyandotte Electric Revenue, 6.25%, 10/1/08, MBIA.........      3,221
                                                                       --------
                                                                        177,678
                                                                       --------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds, continued:
 Puerto Rico (7.3%):
 $   4,000 Commonwealth, G.O., 6.25%, 7/1/09, MBIA..................   $  4,404
     2,000 Commonwealth, G.O., 6.25%, 7/1/10, MBIA..................      2,203
     1,000 Commonwealth, Aqueduct & Sewer Authority, 6.00%, 7/1/07,
            MBIA....................................................      1,078
     4,000 Public Buildings Authority, 5.50%, 7/1/07, FSA...........      4,185
     1,250 Electric Power Authority, Series W, 6.50%, 7/1/05, MBIA..      1,367
     1,000 University of Puerto Rico, 6.25%, 6/1/07, MBIA...........      1,093
                                                                       --------
                                                                         14,330
                                                                       --------
 Virgin Islands (0.7%):
     1,340 Public Finance Authority, 7.00%, 10/1/04, ETM............      1,432
                                                                       --------
  Total Municipal Bonds                                                 193,440
                                                                       --------
 Investment Companies (1.2%):
 Investment Companies (1.2%):
 2,437,812 Federated Michigan Tax Free Money Market.................      2,438
                                                                       --------
  Total Investment Companies                                              2,438
                                                                       --------
  Total Investments (Cost $192,319)(a)--99.3%                           195,878
  Other assets in excess of liabilities--0.7%                             1,420
                                                                       --------
  Total Net Assets--100.0%                                             $197,298
                                                                       ========

- -------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................. $ 4,752
          Unrealized depreciation.................................  (1,193)
                                                                   -------
          Net unrealized appreciation............................. $ 3,559
                                                                   =======

AMBAC--American Municipal Bond Assurance Corp.
AMT--Alternative Minimum Tax
ETM--Escrowed to Maturity
FGIC--Federal Guarantee Insurance Corp.
FSA--Financial Securities Assurance, Inc.
G.O.--General Obligation
MBIA--Municipal Bond Insurance Association

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Equity Income Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                    Security                             Market
  Shares                          Description                            Value
 -------- -----------------------------------------------------------   --------

 Common Stocks (94.4%):
 Aerospace (2.7%):
   31,300 General Dynamics Corp......................................   $  1,614
   53,200 Northrop Grumman Corp......................................      2,989
   41,400 United Technologies Corp...................................      2,339
                                                                        --------
                                                                           6,942
                                                                        --------
 Automotive (2.5%):
   48,800 Ford Motor Co..............................................      2,464
   35,800 General Motors Corp........................................      2,578
   53,200 Genuine Parts Co...........................................      1,370
                                                                        --------
                                                                           6,412
                                                                        --------
 Banks (11.9%):
   88,679 Bank of America Corp.......................................      5,187
   29,600 Chase Manhattan Corp.......................................      2,287
   53,700 Comerica, Inc..............................................      2,846
   76,700 First Tennessee National Corp..............................      2,522
   74,000 FleetBoston Financial Corp.................................      2,798
   85,400 PNC Financial Corp.........................................      4,761
   84,100 SouthTrust Corp............................................      3,264
  102,600 UnionBanCal Corp...........................................      4,521
   73,000 Washington Mutual, Inc.....................................      2,117
                                                                        --------
                                                                          30,303
                                                                        --------
 Building & Building Supplies (1.8%):
   42,400 Armstrong World Industries, Inc............................      1,420
  121,800 Masco Corp.................................................      3,076
                                                                        --------
                                                                           4,496
                                                                        --------
 Chemicals (3.4%):
   30,600 Dow Chemical Co............................................      3,584
   39,000 E. I. Du Pont de Nemours...................................      2,318
  237,500 RPM, Inc...................................................      2,791
                                                                        --------
                                                                           8,693
                                                                        --------
 Computers (1.6%):
   38,500 IBM Corp...................................................      3,968
                                                                        --------
 Diversified Manufacturing (0.8%):
    8,600 Minnesota Mining and Manufacturing Co......................        822
   18,600 Textron, Inc...............................................      1,322
                                                                        --------
                                                                           2,144
                                                                        --------
 Drugs & Health Care (0.3%):
   15,600 American Home Products Corp................................        811
                                                                        --------
 Electrical Services (2.3%):
   17,200 Consolidated Edison, Inc...................................        593
   32,100 Duke Power Co..............................................      1,627
   49,500 FPL Group, Inc.............................................      2,166
   26,600 General Public Utility Corp................................        851
   36,500 LG&E Energy Corp...........................................        730
                                                                        --------
                                                                           5,967
                                                                        --------

                                    Security                             Market
  Shares                          Description                            Value
 -------- -----------------------------------------------------------   --------

 Common Stocks, continued:
 Financial (4.6%):
   40,966 Allstate Corp..............................................   $  1,073
   47,900 Chubb Corp.................................................      2,566
   35,500 Cigna Corp.................................................      2,920
   66,500 Marsh & McLennan Cos., Inc.................................      5,228
                                                                        --------
                                                                          11,787
                                                                        --------
 Financial Services (4.6%):
   68,400 Fannie Mae.................................................      4,558
   55,700 Freddie Mac................................................      2,750
   32,800 J.P. Morgan & Co...........................................      4,313
                                                                        --------
                                                                          11,621
                                                                        --------
 Food & Beverage (3.7%):
  112,500 Flowers Industries, Inc....................................      1,842
  102,800 General Mills, Inc.........................................      3,874
  156,900 Sara Lee, Inc..............................................      3,805
                                                                        --------
                                                                           9,521
                                                                        --------
 Games, Toys & Children's Vehicles (0.4%):
   64,200 Mattel, Inc................................................        919
                                                                        --------
 Gas & Natural Gas (3.9%):
   78,100 Consolidated Natural Gas Co................................      5,008
  130,100 Enron Corp.................................................      4,952
                                                                        --------
                                                                           9,960
                                                                        --------
 Handtools & General Hardware (1.7%):
   75,600 Fortune Brands, Inc........................................      2,585
   61,600 Snap-On, Inc...............................................      1,863
                                                                        --------
                                                                           4,448
                                                                        --------
 Household Appliances (0.7%):
   35,400 Maytag Corp................................................      1,688
                                                                        --------
 Machinery (0.5%):
   13,200 Caterpillar, Inc...........................................        612
   18,400 Deere & Co.................................................        790
                                                                        --------
                                                                           1,402
                                                                        --------
 Medical & Medical Services (0.3%):
   11,200 Baxter International, Inc..................................        757
                                                                        --------
 Metals & Mining (3.8%):
  120,800 Alcoa, Inc.................................................      7,912
   74,500 USX-United States Steel Group, Inc.........................      1,886
                                                                        --------
                                                                           9,798
                                                                        --------
 Office & Business Equipment (1.9%):
   74,700 Pitney Bowes, Inc..........................................      3,581
   47,800 Xerox Corp.................................................      1,294
                                                                        --------
                                                                           4,875
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Equity Income Fund
(Unaudited)
(Amounts in Thousands, except Shares)

                                    Security                             Market
  Shares                          Description                            Value
 -------- -----------------------------------------------------------   --------

 Common Stocks, continued:
 Paper & Forest Products (2.4%):
   36,800 Kimberly-Clark Corp........................................   $  2,351
   10,700 Temple-Inland, Inc.........................................        613
   50,500 Weyerhaeuser Co............................................      3,092
                                                                        --------
                                                                           6,056
                                                                        --------
 Petroleum Integrated (14.6%):
   65,500 Atlantic Richfield Co......................................      6,313
   65,800 Chevron Corp...............................................      5,827
  101,000 Mobil Corp.................................................     10,535
   94,100 Royal Dutch Petroleum Co...................................      5,458
   96,500 Texaco, Inc................................................      5,880
  120,800 Ultramar Diamond Shamrock Corp.............................      3,058
                                                                        --------
                                                                          37,071
                                                                        --------
 Printing & Publishing (0.4%):
   27,200 New York Times Co., Class A................................      1,046
                                                                        --------
 Professional Services (2.2%):
   85,900 Dun & Bradstreet Corp......................................      2,319
   77,700 H&R Block, Inc.............................................      3,341
                                                                        --------
                                                                           5,660
                                                                        --------
 Real Estate Investment Trust (3.3%):
  115,500 Arden Realty, Inc..........................................      2,223
   49,100 Developers Diversified Realty Corp.........................        684
  161,800 Duke Realty Investments, Inc...............................      2,994
   41,100 Kimco Realty Corp..........................................      1,367
   43,600 Mack-Cali Realty Corp......................................      1,076
                                                                        --------
                                                                           8,344
                                                                        --------
 Retail (4.0%):
   51,790 Intimate Brands, Inc.......................................      2,220
   72,400 J.C. Penney Co., Inc.......................................      1,615
  123,150 May Department Stores Co. .................................      4,142
   66,850 Sears, Roebuck & Co. ......................................      2,285
                                                                        --------
                                                                          10,262
                                                                        --------
 Specialty Machinery (3.2%):
   38,500 Cooper Industries, Inc.....................................      1,653
   55,800 Emerson Electric Co........................................      3,181
   39,200 Hubbell, Inc., Class B.....................................      1,093
   53,400 Thomas & Betts Corp........................................      2,189
                                                                        --------
                                                                           8,116
                                                                        --------

                                   Security                            Market
  Shares                         Description                           Value
 -------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Telephone & Telecommunication (9.3%):
  148,550 AT&T Corp. ..............................................   $  8,301
   43,600 Bell Atlantic Corp. .....................................      2,760
   87,100 GTE Corp. ...............................................      6,358
  119,061 SBC Communications, Inc. ................................      6,184
                                                                      --------
                                                                        23,603
                                                                      --------
 Tobacco (1.0%):
   96,800 UST, Inc. ...............................................      2,577
                                                                      --------
 Utilities (0.6%):
   58,600 American Water Works, Inc................................      1,498
                                                                      --------
  Total Common Stocks                                                  240,745
                                                                      --------
 Preferred Stocks (1.8%):
 Financial (1.5%):
   41,000 American General Delaware, L.L.C.........................      3,731
                                                                      --------
 Paper & Forest Products (0.3%):
   15,000 International Paper Capital Trust........................        774
                                                                      --------
  Total Preferred Stocks                                                 4,505
                                                                      --------
 Cash Equivalents (2.6%):
    6,567 Goldman Sachs Financial Square Premium...................      6,567
                                                                      --------
  Total Cash Equivalents                                                 6,567
                                                                      --------
 Short Term Securities Purchased with Collateral (12.6%)
 Commercial Paper (2.0%):
   $5,000 OGE Energy Corp., 5.81%, 12/6/99.........................   $  5,000
                                                                      --------
 Repurchase Agreements (10.6%):
   27,109 Bear Stearns & Co. Triparty Agreement, 5.83%, 12/1/99,
           (See Significant Accounting Policies, Lending Portfolio
           Securities in the Notes to Financial Statements for
           collateral description).................................     27,109
                                                                      --------
  Total Short Term Securities Purchased with Collateral                 32,109
                                                                      --------
  Total Investments (Cost $262,007) (a)--111.4%                        283,926
  Liabilities in excess of other assets--(11.4)%                       (28,996)
                                                                      --------
  Total Net Assets--100.0%                                            $254,930
                                                                      ========

- -------
(a) Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation................................. $40,139
          Unrealized depreciation................................. (18,220)
                                                                   -------
          Net unrealized appreciation............................. $21,919
                                                                   =======

(b) All or a portion of this security has been loaned at November 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (48.3%):
 Advertising (0.5%):
    6,600  Omnicom Group.............................................   $    582
    7,850  Valassis Communications, Inc.(b)..........................        309
                                                                        --------
                                                                             891
                                                                        --------
 Aerospace & Defense (0.2%):
   11,300  Titan Corp.(b)............................................        306
                                                                        --------
 Banking (1.0%):
    6,100  Comerica, Inc.............................................        323
    8,550  Cullen/Frost Bankers, Inc.................................        244
   12,800  Imperial Bancorp(b).......................................        307
   39,200  Republic Security Financial Corp. ........................        315
    7,800  State Street Corp.........................................        573
                                                                        --------
                                                                           1,762
                                                                        --------
 Broadcasting/Cable (0.6%):
   23,900  Comcast Corp., Class A....................................      1,080
                                                                        --------
 Building Products (0.2%):
   11,800  Trex Co., Inc.(b).........................................        304
                                                                        --------
 Business Services (0.9%):
   11,100  Automatic Data Processing, Inc............................        547
    4,050  Corporate Executive Board Corp.(b)........................        188
    4,200  Diamond Technology Partners, Inc.(b)......................        221
    6,300  FYI, Inc.(b)..............................................        202
   18,450  Online Resources & Communications Corp.(b)................        226
    3,250  QRS Corp.(b)..............................................        189
                                                                        --------
                                                                           1,573
                                                                        --------
 Computer Hardware (1.7%):
    8,900  EMC Corp.(b)..............................................        744
    8,100  IBM Corp..................................................        835
    7,550  Mercury Computer Systems, Inc.(b).........................        431
   10,300  Silicon Storage Technology, Inc.(b).......................        273
    8,600  Visual Networks, Inc.(b)..................................        507
                                                                        --------
                                                                           2,790
                                                                        --------
 Computer Services (0.4%):
    4,550  Credence Systems Corp.(b).................................        264
    3,900  eGain Communications Corp.(b).............................        164
    2,700  InfoSpace.com, Inc.(b)....................................        274
                                                                        --------
                                                                             702
                                                                        --------
 Computer Software & Peripherals (5.0%):
    6,150  Advanced Digital Information Corp.(b).....................        276
    1,900  Allaire Corp.(b)..........................................        289
    3,150  Ancor Communications, Inc.(b).............................        191
    7,550  Business Objects SA(b)....................................        668
    4,950  Clarify, Inc.(b)..........................................        461
    2,250  Digex, Inc.(b)............................................         75
    7,350  Digital River, Inc.(b)....................................        224
    8,700  Lexmark International Group, Inc.(b)......................        723

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Computer Software & Peripherals, continued:
    4,500  Mercury Interactive Corp.(b)..............................   $    374
    4,000  Micromuse, Inc.(b)........................................        458
   18,600  Microsoft, Inc.(b)........................................      1,694
    1,550  MicroStrategy, Inc.(b)(c).................................        190
    9,550  National Computer Systems, Inc............................        366
   10,300  National Information Consortium, Inc.(b)(c)...............        272
   15,650  NetObjects, Inc.(b).......................................        212
   17,850  Novadigm, Inc.(b).........................................        310
    9,700  ONYX Software Corp.(b)....................................        313
       58  OpenTV Corp.(b)...........................................          4
    6,500  Remedy Corp.(b)...........................................        227
   10,500  Symantec Corp.(b).........................................        490
   18,850  The 3DO Co.(b)............................................        178
   10,050  Zoran Corp.(b)............................................        401
                                                                        --------
                                                                           8,396
                                                                        --------
 Consumer Goods & Services (0.9%):
   12,200  Gillette Co...............................................        490
    9,800  Procter & Gamble Co.......................................      1,059
                                                                        --------
                                                                           1,549
                                                                        --------
 Diversified Operations (0.7%):
   28,400  Tyco International Ltd. ..................................      1,138
                                                                        --------
 Electric Utilities (0.2%):
    5,450  Calpine Corp.(b)..........................................        322
                                                                        --------
 Electrical & Electronic (0.2%):
    5,900  Analog Devices, Inc.(b)...................................        339
                                                                        --------
 Electrical Equipment (0.5%):
    9,300  Emerson Electric Co. .....................................        530
    9,650  SBS Technologies, Inc.(b).................................        326
                                                                        --------
                                                                             856
                                                                        --------
 Electronic Components/Instruments (3.4%):
   12,200  Audiovox Corp., Class A(b)................................        363
    5,650  Burr-Brown Corp.(b).......................................        250
   11,100  CTS Corp..................................................        890
   10,800  DII Group, Inc.(b)........................................        682
   11,500  General Electric Co.......................................      1,495
   18,050  Gentex Corp.(b)...........................................        337
    2,700  Optical Coating Laboratory, Inc. .........................        531
   14,600  Tandy, Inc. ..............................................      1,119
                                                                        --------
                                                                           5,667
                                                                        --------
 Financial Services (2.1%):
   17,700  Concord EFS, Inc.(b)......................................        469
   13,100  Fannie Mae................................................        873
   14,600  Freddie Mac...............................................        721
    3,800  J.P. Morgan & Co., Inc....................................        500
   24,200  MBNA Corp.................................................        611
    9,400  Metris Cos., Inc..........................................        297
                                                                        --------
                                                                           3,471
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Food & Beverage (0.4%):
    9,300  The Coca-Cola Co..........................................   $    626
                                                                        --------
 Food Products & Services (0.3%):
   15,700  Safeway, Inc.(b)..........................................        579
                                                                        --------
 Gaming (0.1%):
    3,200  Anchor Gaming(b)..........................................        176
                                                                        --------
 Health Care - Services (0.3%):
   22,300  Hooper Holmes, Inc. ......................................        527
                                                                        --------
 Industrial Goods & Services (0.6%):
    4,750  Church & Dwight Co., Inc. ................................        133
   12,000  Monsanto Co...............................................        506
    7,500  United Technologies Corp..................................        424
                                                                        --------
                                                                           1,063
                                                                        --------
 Insurance (1.0%):
   12,125  American International Group, Inc.........................      1,251
   10,350  Annuity & Life Re Holdings Ltd............................        295
   24,650  Scottish Annuity & Life Holdings Ltd......................        210
                                                                        --------
                                                                           1,756
                                                                        --------
 Leisure (0.1%):
   10,600  Cheap Tickets, Inc.(b)....................................        177
                                                                        --------
 Machinery & Equipment (0.4%):
    6,800  Helix Technology Corp.....................................        275
   12,050  Optimal Robotics Corp.(b).................................        392
                                                                        --------
                                                                             667
                                                                        --------
 Manufacturing - Consumer Goods (0.2%):
   18,700  Monaco Coach Corp.(b).....................................        402
                                                                        --------
 Medical Equipment & Supplies (1.1%):
    2,300  ArthroCare Corp.(b).......................................        139
    8,100  Biomatrix, Inc.(b)(c).....................................        190
    3,750  Colorado MEDtech, Inc.(b).................................         48
   15,100  Datascope Corp.(b)........................................        560
   14,200  Medtronic, Inc............................................        552
   16,450  PolyMedica Corp.(b).......................................        288
                                                                        --------
                                                                           1,777
                                                                        --------
 Motorcycles (0.4%):
   10,100  Harley-Davidson, Inc......................................        616
                                                                        --------
 Office Equipment & Services (0.6%):
    9,900  Avery Dennison Corp.......................................        588
    5,100  Hewlett-Packard Co........................................        484
                                                                        --------
                                                                           1,072
                                                                        --------
 Oil & Gas (2.0%):
    8,500  Chevron Corp. ............................................        753
   10,500  Coastal Corp. ............................................        370
   16,300  Conoco, Inc. .............................................        427
   14,400  Exxon Mobil Corp..........................................      1,141
   10,100  Forest Oil Corp.(b).......................................        116

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Oil & Gas, continued:
    6,100  Louis Dreyfus Natural Gas Corp.(b)........................   $    110
    6,350  Nicor, Inc................................................        220
    7,200  Southwest Gas Corp. ......................................        169
    7,600  Tesoro Petroleum Corp.(b).................................         91
                                                                        --------
                                                                           3,397
                                                                        --------
 Oilfield Services & Equipment (0.4%):
    3,700  Cal Dive International, Inc.(b)...........................        135
    7,700  Schlumberger Ltd..........................................        462
                                                                        --------
                                                                             597
                                                                        --------
 Paper Products (0.3%):
   10,700  International Paper Co....................................        558
                                                                        --------
 Pharmaceuticals (4.1%):
    1,100  Affymetrix, Inc.(b).......................................        108
    4,000  Bristol Myers Squibb Co...................................        292
    6,950  ChiRex, Inc.(b)...........................................        242
    4,900  Eli Lilly & Co............................................        352
    4,850  Enzon, Inc.(b)............................................        164
   12,450  Geltex Pharmaceuticals, Inc.(b)...........................        132
    6,600  Johnson & Johnson.........................................        685
   12,100  King Pharmaceuticals, Inc.(b)(c)..........................        558
   11,500  Merck & Co., Inc. ........................................        903
    1,750  Millennium Pharmaceuticals, Inc.(b).......................        170
   37,700  Pfizer, Inc. .............................................      1,364
    1,610  Pharmacia & Upjohn, Inc. .................................         88
    6,400  Priority Healthcare Corp., Class B(b).....................        158
   10,800  Schering Plough Corp......................................        552
   15,250  Theragenics Corp.(b)......................................        146
   17,300  Titan Pharmaceuticals, Inc.(b)............................        249
    8,200  Warner-Lambert Co. .......................................        735
                                                                        --------
                                                                           6,898
                                                                        --------
 Radio (0.4%):
    5,150  Citadel Communications Corp.(b)...........................        258
   11,450  Cumulus Media, Inc., Class A(b)...........................        458
                                                                        --------
                                                                             716
                                                                        --------
 Resorts & Entertainment (0.9%):
    9,800  Station Casinos, Inc.(b)..................................        235
    5,700  THQ, Inc.(b)(c)...........................................        306
   14,900  Time Warner, Inc. ........................................        920
                                                                        --------
                                                                           1,461
                                                                        --------
 Restaurants (0.2%):
   16,050  Jack in the Box, Inc.(b)..................................        338
                                                                        --------
 Retail (3.8%):
    9,100  BJ's Wholesale Club, Inc.(b)..............................        340
    7,200  Costco Companies, Inc.(b).................................        660
   10,500  Dayton Hudson Corp. ......................................        741
   14,525  Home Depot, Inc...........................................      1,148
   13,200  REX Stores Corp.(b).......................................        493

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Retail, continued:
    8,600  The Children's Place Retail Stores, Inc.(b)(c)............   $    212
   12,700  The Gap, Inc..............................................        514
   14,900  TJX Companies, Inc........................................        390
   14,100  Too, Inc.(b)..............................................        261
   18,600  Wal-Mart Stores, Inc.(c)..................................      1,072
   18,800  Walgreen Co.(c)...........................................        548
                                                                        --------
                                                                           6,379
                                                                        --------
 Semiconductors (2.5%):
   12,000  Altera Corp.(b)...........................................        647
    7,950  Cymer, Inc.(b)(c).........................................        318
    7,200  Fairchild Semiconductor International, Inc.(b)............        202
    7,000  Integrated Device Technology, Inc.(b).....................        165
   13,400  Intel Corp................................................      1,027
   27,350  NETsilicon, Inc.(b).......................................        362
    4,550  PRI Automation, Inc.(b)(c)................................        216
   10,900  Texas Instruments, Inc....................................      1,046
    4,650  TranSwitch Corp.(b).......................................        219
                                                                        --------
                                                                           4,202
                                                                        --------
 Technology (0.5%):
   12,100  ACT Manufacturing, Inc.(b)................................        370
    7,600  Macrovision Corp.(b)......................................        485
                                                                        --------
                                                                             855
                                                                        --------
 Telecommunications - Services & Equipment (8.3%):
    7,050  Adelphia Business Solutions, Inc.(b)......................        220
    7,200  Alltel Corp...............................................        623
    6,700  Antec Corp.(b)(c).........................................        375
    4,450  C-COR.net Corp.(b)........................................        227
   44,400  Cisco Systems, Inc.(b)....................................      3,959
   17,700  Commscope, Inc.(b)........................................        746
    7,950  Exar Corp.(b).............................................        387
   12,400  GTE Corp..................................................        905
   17,550  ICG Communications, Inc.(b)(c)............................        332
    7,000  Intermedia Communications, Inc.(b)(c).....................        195
   24,300  Lucent Technologies, Inc..................................      1,775
    5,250  Mastec, Inc.(b)...........................................        216
   11,800  MCI WorldCom, Inc.(b).....................................        976
    3,550  Proxim, Inc.(b)...........................................        199
    3,200  QUALCOMM, Inc.(b).........................................      1,159
   11,200  Sawtek, Inc.(b)...........................................        511
   25,450  SBA Communications Corp.(b)...............................        293
   19,728  SBC Communications, Inc...................................      1,025
                                                                        --------
                                                                          14,123
                                                                        --------
 Transportation & Shipping (0.4%):
   10,000  Atlas Air, Inc.(b)........................................        252
    9,700  Expeditors International of Washington, Inc...............        395
                                                                        --------
                                                                             647
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Utilities - Electric (0.2%):
   10,400  Texas Utilities Co........................................   $    372
                                                                        --------
 Wholesale Distribution - Pharmaceuticals (0.3%):
    8,300  Cardinal Health, Inc......................................        434
                                                                        --------
  Total Common Stocks                                                     81,561
                                                                        --------
 Foreign Common Stocks (13.1%):
 Australia (0.1%):
 Banking (0.1%):
   13,573  National Australia Bank Ltd.(c)...........................        196
                                                                        --------
 Austria (0.1%):
 Paper Products (0.1%):
    2,496  Mayr-Melnhof Karton AG....................................        104
                                                                        --------
 Canada (0.1%):
 Telecommunications - Services & Equipment (0.1%):
    1,099  BCE, Inc..................................................         74
    2,205  BCE, Inc., ADR............................................        149
                                                                        --------
                                                                             223
                                                                        --------
 Finland (0.2%):
 Paper Products (0.0%):
    2,476  Upm-Kymmene...............................................         83
                                                                        --------
 Telecommunications - Services & Equipment (0.2%):
    4,909  Sonera Oyj................................................        202
                                                                        --------
                                                                             285
                                                                        --------
 France (1.2%):
 Engineering (0.2%):
      753  Altran Technologies.......................................        358
      519  Compagnie De Saint-Gobain.................................         88
                                                                        --------
                                                                             446
                                                                        --------
 Home Furnishings (0.0%):
      457  Thomson Multimedia SA(b)..................................         20
                                                                        --------
 Industrial Goods & Services (0.2%):
    4,371  Rhone-Poulenc SA..........................................        271
    1,750  Vivendi...................................................        140
                                                                        --------
                                                                             411
                                                                        --------
 Insurance (0.2%):
    2,326  AXA.......................................................        314
                                                                        --------
 Retail (0.2%):
    1,110  Castorama Dubois Investissements..........................        288
                                                                        --------
 Telecommunications - Services & Equipment (0.2%):
    2,328  France Telecom SA.........................................        270
                                                                        --------
 Utilities - Electrical & Gas (0.2%):
    2,588  Total SA, B Shares........................................        344
                                                                        --------
                                                                           2,093
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Foreign Common Stocks, continued:
 Germany (1.1%):
 Banking (0.2%):
    3,676  Deutsche Bank AG..........................................   $    242
    2,156  HypoVereinsbank AG........................................        134
                                                                        --------
                                                                             376
                                                                        --------
 Conglomerates (0.1%):
    6,158  Viag AG...................................................        102
                                                                        --------
 Electrical & Electronic (0.2%):
    3,732  Siemens AG................................................        376
                                                                        --------
 Electronic Components/Instruments (0.1%):
    2,320  Epcos AG(b)...............................................        142
                                                                        --------
 Engineering (0.1%):
    3,261  Linde AG..................................................        163
                                                                        --------
 Insurance (0.1%):
      586  Allianz AG................................................        172
                                                                        --------
 Telecommunications (0.2%):
    2,100  Mannesmann AG(c)..........................................        436
                                                                        --------
 Telecommunications - Services & Equipment (0.1%):
    2,378  Deutsche Telekom..........................................        136
                                                                        --------
                                                                           1,903
                                                                        --------
 Hong Kong (0.8%):
 Banking (0.1%):
   13,645  HSBC Holdings PLC.........................................        181
                                                                        --------
 Conglomerates (0.1%):
   20,699  Swire Pacific Ltd., Class A...............................        119
                                                                        --------
 Distribution (0.1%):
   42,099  LI & Fung Ltd.............................................         97
                                                                        --------
 Electrical & Electronic (0.2%):
   45,539  Johnson Electric Holdings Ltd.............................        325
                                                                        --------
 Industrial Holding Company (0.1%):
   16,299  Hutchison Whampoa.........................................        200
                                                                        --------
 Telecommunications - Services & Equipment (0.2%):
   64,529  China Telecom (Hong Kong) Ltd.(b).........................        347
                                                                        --------
                                                                           1,269
                                                                        --------
 Ireland (0.1%):
 Banking (0.1%):
   17,564  Bank of Ireland...........................................        145
                                                                        --------
 Italy (0.3%):
 Insurance (0.0%):
    2,598  Assicurazioni Generali....................................         75
                                                                        --------
 Jewelry (0.1%):
   13,827  Bulgari SpA...............................................        107
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Foreign Common Stocks, continued:
 Italy, continued:
 Telecommunications (0.2%):
   21,054  Telecom Italia Mobile SpA(c)..............................   $    165
   21,782  Telecom Italia SpA........................................        240
                                                                        --------
                                                                             405
                                                                        --------
                                                                             587
                                                                        --------
 Japan (3.8%):
 Automobiles (0.0%):
    1,998  Honda Motor Co., Ltd......................................         82
                                                                        --------
 Banking (0.1%):
    4,265  Bank of Tokyo-Mitsubishi Ltd..............................         62
    5,214  Sanwa Bank Ltd............................................         63
    4,562  Sumitomo Bank Ltd.........................................         70
                                                                        --------
                                                                             195
                                                                        --------
 Commercial Services (0.2%):
    1,515  Benesse Corp..............................................        363
                                                                        --------
 Computer - Integrated Systems (0.1%):
    5,706  Fujitsu Ltd.(c)...........................................        202
                                                                        --------
 Computer Software (0.9%):
      752  Internet Initiative Japan, Inc., ADR(b)...................         72
    4,410  Nihon Unisys..............................................        169
      579  Softbank Corp.............................................        418
        1  Yahoo Japan Corp.(b)......................................        704
                                                                        --------
                                                                           1,363
                                                                        --------
 Consumer Electronics (0.3%):
    2,679  Sony Corp. ...............................................        496
                                                                        --------
 Cosmetics/Personal Care (0.0%):
      199  Fancl Corp. ..............................................         70
                                                                        --------
 Electrical & Electronic (0.1%):
    8,959  NEC Corp.(c)..............................................        209
                                                                        --------
 Electronic Components/Instruments (0.6%):
    4,437  Fanuc Co. Ltd. ...........................................        369
    3,794  Tokyo Electron Ltd. ......................................        394
                                                                        --------
                                                                             763
                                                                        --------
 Financial Services (0.2%):
   12,265  Nikko Securities Co., Ltd. ...............................        153
      708  Takefuji Corp. ...........................................        101
                                                                        --------
                                                                             254
                                                                        --------
 Manufacturing - Consumer Goods (0.1%):
      997  SMC Corp. ................................................        176
                                                                        --------
 Pharmaceuticals (0.2%):
    6,031  Takeda Chemical Industries................................        355
                                                                        --------
 Retail (0.2%):
    2,241  Seven-Eleven Japan Ltd. ..................................        364
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Foreign Common Stocks, continued:
 Japan, continued:
 Telecommunications (0.0%):
        3  Nippon Telegraph & Telephone Corp. .......................   $     54
                                                                        --------
 Telecommunications - Services & Equipment (0.6%):
      139  Hikari Tsushin, Inc. .....................................        218
       20  NTT Mobile Communications Network, Inc. ..................        700
                                                                        --------
                                                                             918
                                                                        --------
 Toys (0.1%):
      926  Nintendo Co., Ltd. .......................................        154
                                                                        --------
 Wholesale & International Trade (0.1%):
   21,998  Itochu Corp.(b)...........................................        131
   31,180  Marubeni Corp. ...........................................        121
                                                                        --------
                                                                             252
                                                                        --------
                                                                           6,270
                                                                        --------
 Korea (0.1%):
 Metals (0.1%):
    6,616  Pohang Iron & Steel, ADR..................................        238
                                                                        --------
 Mexico (0.1%):
 Telecommunications (0.1%):
    1,291  Telefonos de Mexico SA, ADR...............................        119
                                                                        --------
 Netherlands (1.0%):
 Beverages & Tobacco (0.1%):
    2,354  Heineken NV...............................................        114
                                                                        --------
 Broadcasting & Publishing (0.1%):
    4,990  Wolters Kluwer CVA........................................        150
                                                                        --------
 Computer - Integrated Systems (0.1%):
    1,022  Equant NV(b)..............................................         99
                                                                        --------
 Energy (0.2%):
    5,002  Royal Dutch Petroleum.....................................        294
                                                                        --------
 Insurance (0.1%):
    4,124  ING Groep NV..............................................        232
                                                                        --------
 Retail (0.1%):
    3,506  Kon Ahold NV..............................................        112
                                                                        --------
 Semiconductors (0.3%):
   25,000  ASM International NV(b)(c)................................        406
    2,248  STMicroelectronics NV.....................................        306
                                                                        --------
                                                                             712
                                                                        --------
                                                                           1,713
                                                                        --------
 Poland (0.0%):
 Oil & Gas Exploration, Production & Services (0.0%):
    1,522  Polski Koncern Naftowy, GDR(b)............................         16
                                                                        --------
 Singapore (0.4%):
 Banking (0.1%):
   20,862  DBS Group Holdings Ltd. ..................................        270
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Foreign Common Stocks, continued:
 Singapore, continued:
 Electrical & Electronic (0.1%):
   30,006  Natsteel Electronics Ltd. ................................   $    124
                                                                        --------
 Printing & Publishing (0.1%):
    5,810  Singapore Press Holdings..................................        109
                                                                        --------
 Transportation & Shipping (0.1%):
   24,174  Singapore Airlines Ltd. ..................................        245
                                                                        --------
                                                                             748
                                                                        --------
 Spain (0.2%):
 Telecommunications - Services & Equipment (0.2%):
   11,870  Telefonica SA(b)..........................................        247
      431  Terra Networks SA(b)......................................         15
                                                                        --------
                                                                             262
                                                                        --------
                                                                             262
                                                                        --------
 Sweden (0.6%):
 Paper Products (0.1%):
    1,953  Svenska Cellulosa AB, Class A.............................         54
    1,692  Svenska Cellulosa AB, Class B.............................         47
                                                                        --------
                                                                             101
                                                                        --------
 Retail (0.1%):
    7,516  Hennes & Mauritz AB.......................................        239
                                                                        --------
 Telecommunications (0.4%):
    2,789  Nokia Corp., ADR..........................................        385
    5,990  Telefonaktiebolager LM Ericsson, ADR......................        289
                                                                        --------
                                                                             674
                                                                        --------
                                                                           1,014
                                                                        --------
 Switzerland (0.8%):
 Banking (0.2%):
      977  Credit Suisse Group.......................................        183
      862  UBS AG....................................................        235
                                                                        --------
                                                                             418
                                                                        --------
 Business Services (0.1%):
      177  Adecco SA.................................................        113
                                                                        --------
 Food Products & Services (0.1%):
       79  Nestle SA.................................................        142
                                                                        --------
 Insurance (0.1%):
       98  Swiss Reinsurance Co. ....................................        200
                                                                        --------
 Pharmaceuticals (0.3%):
      155  Novartis AG...............................................        242
       20  Roche Holdings AG.........................................        241
                                                                        --------
                                                                             483
                                                                        --------
                                                                           1,356
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands, except Shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Foreign Common Stocks, continued:
 Taiwan (0.1%):
 Semiconductors (0.1%):
    6,354  Taiwan Semiconductor, ADR(b)..............................   $    228
                                                                        --------
 United Kingdom (2.0%):
 Advertising (0.1%):
    8,264  WPP Group PLC.............................................        122
                                                                        --------
 Aerospace/Defense (0.0%):
    8,177  British Aerospace PLC(b)..................................         47
                                                                        --------
 Banking (0.2%):
   18,230  Allied Zurich PLC.........................................        221
    7,379  Standard Chartered PLC....................................        100
                                                                        --------
                                                                             321
                                                                        --------
 Beverages & Tobacco (0.1%):
    9,198  Bass PLC..................................................        104
                                                                        --------
 Computer Hardware (0.0%):
    1,288  Batm Advanced Communications..............................         84
                                                                        --------
 Computer Software (0.2%):
   10,267  Logica PLC................................................        258
                                                                        --------
 Energy (0.2%):
   26,705  BP Amoco PLC..............................................        272
                                                                        --------
 Engineering (0.1%):
   40,429  Siebe PLC.................................................        187
                                                                        --------
 Food Products & Services (0.1%):
   12,613  Compass Group.............................................        153
                                                                        --------
 Industrial Goods & Services (0.1%):
   10,045  Boc Group PLC.............................................        207
                                                                        --------
 Media and Entertainment (0.2%):
   12,994  Pearson PLC...............................................        310
                                                                        --------
 Pharmaceuticals (0.1%):
    7,329  Smithkline Beecham PLC....................................         98
                                                                        --------
 Retail (0.1%):
   14,700  QXL.com PLC(b)............................................        102
                                                                        --------
 Telecommunications (0.1%):
   10,307  British Telecom PLC.......................................        207
                                                                        --------
 Telecommunications - Services & Equipment (0.3%):
    3,150  Colt Telecom Group PLC(b).................................        119
    3,326  Energis PLC(b)............................................        136
   19,069  Marconi PLC(b)............................................        243
   17,120  Thus PLC(b)...............................................        107
                                                                        --------
                                                                             605
                                                                        --------
 Utilities - Electrical & Gas (0.1%):
   26,739  National Grid Group PLC...................................        206
                                                                        --------
                                                                           3,283
                                                                        --------
   Total Foreign Common Stocks                                            22,052
                                                                        --------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Corporate Bonds (10.9%):
 Banking (1.9%):
 $    765  Citicorp, 6.38%, 11/15/08................................   $    715
      600  First Chicago Corp., 6.88%, 6/15/03......................        599
      800  First Union Capital II, 7.95%, 11/15/29..................        778
      705  First Union Corp., 6.95%, 11/1/04........................        701
      390  HSBC Holdings PLC, 7.50%, 7/15/09........................        392
                                                                       --------
                                                                          3,185
                                                                       --------
 Consumer Goods & Services (0.4%):
      825  American Greetings, 6.10%, 8/1/28........................        753
                                                                       --------
 Electrical & Electronic (0.2%):
      450  Arrow Electronic, Inc., 6.88%, 6/1/18....................        398
                                                                       --------
 Financial (0.5%):
      800  Ford Motor Credit Co., 7.38%, 10/28/09...................        805
                                                                       --------
 Financial Services (2.9%):
      300  Bradley Operating Limited Partnership, 7.00%, 11/15/04...        285
    2,065  Countrywide Home, 6.84%, 10/22/04........................      2,018
      950  Prudential Securities Secured Financing Corp., 6.35%,
            9/15/07.................................................        900
      665  Prudential Securities Secured Financing Corp., 6.48%,
            1/15/09.................................................        630
    1,050  Susa Partnership, 7.00%, 12/1/07.........................        953
                                                                       --------
                                                                          4,786
                                                                       --------
 Industrial (0.3%):
      440  Pentair Inc., 7.85%, 10/15/09............................        435
                                                                       --------
 Industrial Goods & Services (1.9%):
      785  Brunswick Corp., 6.75%, 12/15/06.........................        744
    1,275  Computer Assoc. International,
            6.25%, 4/15/03..........................................      1,231
      650  Cummins Engine, Inc., 6.45%, 3/1/05......................        614
      645  Motorola, Inc., 7.50%, 5/15/25...........................        640
                                                                       --------
                                                                          3,229
                                                                       --------
 Metals (0.7%):
    1,200  Worthington Industries, 7.13%, 5/15/06...................      1,166
                                                                       --------
 Real Estate Investment Trust (2.1%):
    1,000  Commercial Net Lease Realty,
            8.13%, 6/15/04..........................................        981
    1,100  Federal Realty Investment Trust,
            8.75%, 12/1/09..........................................      1,088
      485  Gables Realty, 6.80%, 3/15/05............................        458
    1,050  New Plan Excel Realty Trust, 6.88%, 10/15/04.............      1,028
                                                                       --------
                                                                          3,555
                                                                       --------
   Total Corporate Bonds                                                 18,312
                                                                       --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Convertible Bonds (0.0%):
 United Kingdom (0.0%):
 Aerospace/Defense (0.0%):
 $      3  British Aerospace PLC, 7.45%, 11/29/03, Loan Stock.......   $      4
                                                                       --------
   Total Convertible Bonds                                                    4
                                                                       --------
 Asset Backed Securities (4.0%):
    1,180  First Security Auto Owner Trust, 5.74%, 6/15/04..........      1,156
      290  Flagship Auto Receivables Owner Trust, Series 1999-2,
            Class A3, 6.84%, 11/18/04...............................        289
      840  General Electric Capital Mortgage Services, Inc., 6.19%,
            1/25/23.................................................        817
    1,600  IMC Home Equity Loan Trust, 6.76%, 10/20/20..............      1,582
      700  Saxon Asset Securities Trust, 7.53%, 6/25/14.............        696
    1,560  Saxon Asset Securities Trust, 7.55%, 10/25/26............      1,562
      600  Vanderbilt Mortgage Finance, Series 1999-C, Class 1A3,
            7.39%, 1/7/20...........................................        600
                                                                       --------
   Total Asset Backed Securities                                          6,702
                                                                       --------
 Mortgage Backed Securities (7.5%):
      350  Champion Home Equity Loan Trust, Series 1997-2, Class A5,
            6.71%, 9/25/29..........................................        341
    1,200  Credit Suisse First Boston, Series 1997-C1, Class A1C,
            7.24%, 4/20/07..........................................      1,180
      823  General Electric Capital Mortgage Services, Inc., 6.50%,
            1/25/29.................................................        753
      610  Greenpoint Manufactured Housing, Series 1999-1, Class A3,
            6.11%, 11/15/18.........................................        575
    1,500  Morgan Stanley Capital, Inc., 6.53%, 3/15/32.............      1,422
    1,000  New Century Home Equity Loan Trust, Series 1997-NC6,
            Class A6, 7.01%, 5/25/26................................        988
      770  New Century Home Equity Loan Trust, 7.22%, 11/25/27......        754
      670  New Century Home Equity Loan Trust, 7.53%, 9/25/28.......        668
    1,748  PNC, Series 98-7, Class A5, 6.75%, 9/25/28...............      1,635
    2,654  Residential Accredit Loans, Inc., 6.50%, 3/25/29.........      2,444
      400  Residential Asset Securities Corp., 7.18%, 1/25/25.......        399
      770  Residential Funding Mortgage, Inc., 6.75%, 6/25/28.......        708
      760  Vendee Mortgage Trust, 6.50%, 6/15/25....................        711
                                                                       --------
   Total Mortgage Backed Securities                                      12,578
                                                                       --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 U.S. Government Agencies (5.0%):
 Fannie Mae (5.0%):
 $  2,932  7.00%, 9/1/27.............................................   $  2,868
      492  6.00%, 8/1/28.............................................        457
    1,656  6.50%, 11/1/28............................................      1,580
    3,823  6.00%, 3/1/29.............................................      3,547
      (d)  6.50%, 8/1/29.............................................        (d)
                                                                        --------
   Total U.S. Government Agencies                                          8,452
                                                                        --------
 Government Obligations (5.6%):
 Government National Mortgage Association (5.6%):
      634  6.50%, 9/15/23............................................        603
      692  6.50%, 12/15/23...........................................        659
    3,437  7.50%, 8/15/25............................................      3,436
    4,500  7.50%, 9/15/28............................................      4,493
      335  7.50%, 11/15/29...........................................        335
                                                                        --------
   Total Government Obligations                                            9,526
                                                                        --------
 U.S. Treasury Notes (2.9%):
      500  6.25%, 10/31/01(c)........................................        502
    2,300  6.50%, 5/15/05(c).........................................      2,331
    2,040  6.13%, 8/15/07(c).........................................      2,021
                                                                        --------
   Total U.S. Treasury Notes                                               4,854
                                                                        --------
 U.S. Treasury Bonds (1.5%):
    2,600  6.25%, 8/15/23(c).........................................      2,516
                                                                        --------
   Total U.S. Treasury Bonds                                               2,516
                                                                        --------
 Cash Equivalents (0.2%):
      382  Goldman Sachs Financial Square Premium....................        382
                                                                        --------
   Total Cash Equivalents                                                    382
                                                                        --------

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
Balanced Allocation Fund
(Unaudited)
(Amounts in Thousands)

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ---------

 Short Term Securities Purchased With Collateral (7.8%)
 Repurchase Agreement (7.8%):
 $ 13,187  Lehman Brothers Triparty Agreement, 5.83%, 12/1/99, (See
            Significant Accounting Policies, Lending Portfolio
            Securities in the Notes to Financial Statements for
            collateral description)                                   $  13,187
                                                                      ---------
  Total Short Term Securities Purchased With Collateral                  13,187
                                                                      ---------
  Total Investments (Cost $147,967)(a) -- 106.8%                        180,126
  Liabilities in excess of other assets -- (6.8)%                      (11,495)
                                                                      ---------
  Total Net Assets -- 100.0%                                          $ 168,631
                                                                      =========

- -------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

          Unrealized appreciation.................................. $35,382
          Unrealized depreciation..................................  (3,223)
                                                                    -------
          Net unrealized appreciation.............................. $32,159
                                                                    =======

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at November 30, 1999.
(d) Market value and principal amount are less than $1,000.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 Prime Obligations Fund
                         ------------------------------------------------------------------------------
                                  Six Months Ended                              Year Ended
                                  November 30, 1999                            May 31, 1999
                         ----------------------------------------   -----------------------------------
                         Investor A    Investor B   Institutional   Investor A Investor B Institutional
                         ----------    ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....  $ 1.000        $1.000       $  1.000       $ 1.000     $1.000     $  1.000
                          -------        ------       --------       -------     ------     --------
Investment Activities
Net investment income...    0.023         0.018          0.023         0.046      0.037        0.047
Distributions
 Net investment income..   (0.023)       (0.018)        (0.023)       (0.046)    (0.037)      (0.047)
                          -------        ------       --------       -------     ------     --------
Net Asset Value, End of
 Period.................  $ 1.000        $1.000       $  1.000       $ 1.000     $1.000     $  1.000
                          =======        ======       ========       =======     ======     ========
Total Return............     2.31%(a)      1.85%(a)       2.36%(a)      4.66%      3.73%        4.76%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $16,782        $  589       $589,718       $14,924     $  764     $628,553
Ratio of expenses to
 average net assets.....     0.76%(b)      1.66%(b)       0.66%(b)      0.76%      1.66%        0.65%
Ratio of net investment
 income to average net
 assets.................     4.55%(b)      3.66%(b)       4.65%(b)      4.76%      3.59%        4.67%
Ratio of expenses to
 average net assets*....     0.91%(b)      1.66%(b)       0.66%(b)      0.93%      1.67%        0.67%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              Prime Obligations Fund
                         ----------------------------------------------------------------------
                                   Eleven Months Ended
                                      May 31, 1998                     Year Ended June 30, 1997
                         -------------------------------------------   ------------------------
                         Investor A    Investor B (a)  Institutional   Investor A Institutional
                         ----------    --------------  -------------   ---------- -------------
Net Asset Value,
 Beginning of Period....  $  1.000        $ 1.000        $  1.000       $  1.000    $  1.000
                          --------        -------        --------       --------    --------
Investment Activities
 Net investment income..     0.045          0.027           0.046          0.048       0.049
Distributions
 Net investment income..    (0.045)        (0.027)         (0.046)        (0.048)     (0.049)
                          --------        -------        --------       --------    --------
Net Asset Value, End of
 Period.................  $  1.000        $ 1.000        $  1.000       $  1.000    $  1.000
                          ========        =======        ========       ========    ========
Total Return............      4.63%(b)       2.75%(b)        4.73%(b)       4.91%       5.01%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $217,934        $   387        $690,947       $195,046    $677,324
Ratio of expenses to
 average net assets.....      0.76%(c)       1.66%(c)        0.66%(c)       0.73%       0.63%
Ratio of net investment
 income to average net
 assets.................      4.93%(c)       4.01%(c)        5.04%(c)       4.80%       4.90%
Ratio of expenses to
 average net assets*....      0.93%(c)       1.68%(c)        0.68%(c)       0.90%       0.65%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) For the period September 30, 1997 (commencement of offering Investor B shares) to May 31, 1998.
(b) Not annualized
(c) Annualized

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    Prime Obligations Fund
                          --------------------------------------------------------------------------
                                 Year Ended               Year Ended               Year Ended
                               June 30, 1996            June 30, 1995            June 30, 1994
                          ------------------------ ------------------------ ------------------------
                          Investor A Institutional Investor A Institutional Investor A Institutional
                          ---------- ------------- ---------- ------------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                           --------    --------     --------    --------     --------    --------
Investment Activities
 Net investment income..      0.050       0.051        0.047       0.048        0.027       0.028
Distributions
 Net investment income..     (0.050)     (0.051)      (0.047)     (0.048)      (0.027)     (0.028)
                           --------    --------     --------    --------     --------    --------
Net Asset Value, End of
 Period.................   $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                           ========    ========     ========    ========     ========    ========
Total Return............       5.07%       5.17%        4.81%       4.91%        2.75%       2.85%
Ratios/Supplemetary Data
Net Assets at end of
 period (000)...........   $147,478    $596,075     $108,565    $640,380     $105,611    $561,697
Ratio of expenses to
 average net assets.....       0.74%       0.64%        0.75%       0.65%        0.74%       0.64%
Ratio of net investment
 income to average net
 assets.................       4.93%       5.05%        4.71%       4.83%        2.71%       2.84%
Ratio of net investment
 income to average net
 assets*................       0.91%       0.66%        0.92%       0.67%        0.91%       0.66%

- -------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                    U.S. Government Obligations Fund
                            -----------------------------------------------------
                                Six Months Ended                Year Ended
                               November 30, 1999               May 31, 1999
                            ---------------------------  ------------------------
                            Investor A    Institutional  Investor A Institutional
                            ----------    -------------  ---------- -------------
Net Asset Value, Beginning
 of Period................   $ 1.000         $ 1.000      $ 1.000     $  1.000
                             -------         -------      -------     --------
Investment Activities
 Net investment income....     0.022           0.023        0.044        0.045
Distributions
 Net investment income....    (0.022)         (0.023)      (0.044)      (0.045)
                             -------         -------      -------     --------
Net Asset Value, End of
 Period...................   $ 1.000         $ 1.000      $ 1.000     $  1.000
                             =======         =======      =======     ========
Total Return..............      2.22%(a)        2.27%(a)     4.53%        4.64%
Ratios/Supplementary Data
Net Assets at end of
 period (000).............   $   975         $99,202      $ 2,032     $121,475
Ratio of expenses to
 average net assets.......      0.84%(b)        0.73%(b)     0.75%        0.67%
Ratio of net investment
 income to average net
 assets...................      4.32%(b)        4.48%(b)     4.75%        4.57%
Ratio of expenses to
 average net assets*......      0.99%(b)        0.73%(b)     0.92%        0.69%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                   U.S. Government Obligations Fund
                           ------------------------------------------------------
                             Eleven Months Ended                Year Ended
                                 May 31, 1998                 June 30, 1997
                           ---------------------------   ------------------------
                           Investor A    Institutional   Investor A Institutional
                           ----------    -------------   ---------- -------------
Net Asset Value,
 Beginning of Period.....   $  1.000       $  1.000       $  1.000    $  1.000
                            --------       --------       --------    --------
Investment Activities....      0.044          0.045          0.047       0.048
Distributions............     (0.044)        (0.045)        (0.047)     (0.048)
                            --------       --------       --------    --------
Net Asset Value, End of
 Period..................   $  1.000       $  1.000       $  1.000    $  1.000
                            ========       ========       ========    ========
Total Return.............       4.53%(a)       4.62%(a)       4.79%       4.89%
Ratios/Supplementary Data
Net Assets at end of
 period (000)............   $169,210       $185,384       $212,082    $210,162
Ratio of expenses to
 average net assets......       0.76%(b)       0.66%(b)       0.74%       0.64%
Ratio of net investment
 income to average net
 assets..................       4.83%(b)       4.93%(b)       4.69%       4.79%
Ratio of expenses to
 average net assets*.....       0.93%(b)       0.68%(b)       0.91%       0.66%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              U.S. Government Obligations Fund
                         --------------------------------------------------------------------------
                                Year Ended               Year Ended               Year Ended
                               June 30, 1996            June 30, 1995            June 30, 1994
                         ------------------------ ------------------------ ------------------------
                         Investor A Institutional Investor A Institutional Investor A Institutional
                         ---------- ------------- ---------- ------------- ---------- -------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                          --------    --------     --------    --------     --------    --------
Investment Activities
 Net investment income..     0.049       0.050        0.047       0.048        0.027       0.028
Distributions
 Net investment income..    (0.049)     (0.050)      (0.047)     (0.048)      (0.027)     (0.028)
                          --------    --------     --------    --------     --------    --------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                          ========    ========     ========    ========     ========    ========
Total Return............      4.99%       5.10%        4.76%       4.87%        2.69%       2.79%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $186,944    $207,451     $169,179    $227,565     $172,482    $192,612
Ratio of expenses to
 average net assets.....      0.74%       0.64%        0.77%       0.67%        0.77%       0.67%
Ratio of net investment
 income to average net
 assets.................      4.88%       4.99%        4.62%       4.76%        2.64%       2.74%
Ratio of expenses to
 average net assets*....      0.91%       0.66%        0.94%       0.69%        0.94%       0.69%

- -------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              Tax-Free Fund
                            -----------------------------------------------------
                                Six Months Ended
                               November 30, 1999         Year Ended May 31, 1999
                            ---------------------------  ------------------------
                            Investor A    Institutional  Investor A Institutional
                            ----------    -------------  ---------- -------------
Net Asset Value, Beginning
 of Period................   $ 1.000         $ 1.000      $ 1.000     $  1.000
                             -------         -------      -------     --------
Investment Activities
 Net investment income....     0.013           0.013        0.025        0.026
Distributions
 Net investment income....    (0.013)         (0.013)      (0.025)      (0.026)
                             -------         -------      -------     --------
Net Asset Value, End of
 Period...................   $ 1.000         $ 1.000      $ 1.000     $  1.000
                             =======         =======      =======     ========
Total Return..............      1.28%(a)        1.33%(a)     2.56%        2.66%
Ratios/Supplementary Data
Net Assets at end of
 period (000).............   $   685         $88,305      $   621     $110,136
Ratio of expenses to
 average net assets.......      0.81%(b)        0.72%(b)     0.77%        0.68%
Ratio of net investment
 income to average net
 assets...................      2.49%(b)        2.62%(b)     2.71%        2.62%
Ratio of expenses to
 average net assets*......      0.96%(b)        0.72%(b)     0.94%        0.70%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              Tax-Free Fund
                            ------------------------------------------------------
                              Eleven Months Ended
                                  May 31, 1998            Year Ended June 30, 1997
                            ---------------------------   ------------------------
                            Investor A    Institutional   Investor A Institutional
                            ----------    -------------   ---------- -------------
Net Asset Value, Beginning
 of Period................   $ 1.000        $  1.000       $ 1.000     $  1.000
                             -------        --------       -------     --------
Investment Activities.....     0.026           0.027         0.028        0.029
Distributions.............    (0.026)         (0.027)       (0.028)      (0.029)
                             -------        --------       -------     --------
Net Asset Value, End of
 Period...................   $ 1.000        $  1.000       $ 1.000     $  1.000
                             =======        ========       =======     ========
Total Return..............      2.66%(a)        2.75%(a)      2.83%        2.94%
Ratios/Supplementary Data
Net Assets at end of
 period (000).............   $55,106        $104,062       $47,466     $108,884
Ratio of expenses to
 average net assets.......      0.76%(b)        0.66%(b)      0.78%        0.68%
Ratio of net investment
 income to average net
 assets...................      2.86%(b)        2.96%(b)      2.82%        2.90%
Ratio of expenses to
 average net assets*......      0.93%(b)        0.68%(b)      0.95%        0.70%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Tax-Free Fund
                         --------------------------------------------------------------------------
                                Year Ended               Year Ended               Year Ended
                              June 30, 1996            June 30, 1995            June 30, 1994
                         ------------------------ ------------------------ ------------------------
                         Investor A Institutional Investor A Institutional Investor A Institutional
                         ---------- ------------- ---------- ------------- ---------- -------------
Net Asset Value,
 Beginning of Period....  $ 1.000     $  1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                          -------     --------     -------      -------     -------      -------
Investment Activities
 Net investment income..    0.029        0.030       0.029        0.030       0.018        0.019
Distributions
 Net investment income..   (0.029)      (0.030)     (0.029)      (0.030)     (0.018)      (0.019)
                          -------     --------     -------      -------     -------      -------
Net Asset Value, End of
 Period.................  $ 1.000     $  1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                          =======     ========     =======      =======     =======      =======
Total Return............     2.91%        3.02%       2.90%        3.00%       1.81%        1.92%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $41,713     $106,154     $45,102      $98,489     $48,256      $84,465
Ratio of expenses to
 average net assets.....     0.76%        0.66%       0.74%        0.64%       0.68%        0.58%
Ratio of net investment
 income to average net
 assets.................     2.89%        2.97%       2.88%        2.97%       1.81%        1.90%
Ratio of expenses to
 average net assets*....     0.93%        0.68%       0.95%        0.70%       0.93%        0.68%

- -------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                            Treasury Fund
                          ------------------------------------------------------
                              Six Months Ended                 Year Ended
                             November 30, 1999                May 31, 1999
                          ---------------------------   ------------------------
                          Investor A    Institutional   Investor A Institutional
                          ----------    -------------   ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 1.000        $  1.000       $ 1.000     $  1.000
                           -------        --------       -------     --------
Investment Activities
 Net investment income..     0.022           0.022         0.044        0.045
Distributions
 Net investment income..    (0.022)         (0.022)       (0.044)      (0.045)
                           -------        --------       -------     --------
Net Asset Value, End of
 Period.................   $ 1.000        $  1.000       $ 1.000     $  1.000
                           =======        ========       =======     ========
Total Return............      2.19%(a)        2.24%(a)      4.51%        4.61%
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........   $ 9,573        $235,662       $ 9,161     $269,534
Ratio of expenses to
 average net assets.....      0.69%(b)        0.60%(b)      0.67%        0.58%
Ratio of net investment
 income to average net
 assets.................      4.31%(b)        4.42%(b)      4.77%        4.52%
Ratio of expenses to
 average net assets*....      0.91%(b)        0.67%(b)      0.91%        0.68%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)Not annualized.
(b)Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                             Treasury Fund
                           ------------------------------------------------------
                             Eleven Months Ended
                                 May 31, 1998            Year Ended June 30, 1997
                           ---------------------------   ------------------------
                           Investor A    Institutional   Investor A Institutional
                           ----------    -------------   ---------- -------------
Net Asset Value,
 Beginning of Period.....   $  1.000       $  1.000       $  1.000    $  1.000
                            --------       --------       --------    --------
Investment Activities....      0.045          0.046          0.047       0.048
Distributions............     (0.045)        (0.046)        (0.047)     (0.048)
                            --------       --------       --------    --------
Net Asset Value, End of
 Period..................   $  1.000       $  1.000       $  1.000    $  1.000
                            ========       ========       ========    ========
Total Return.............       4.61%(a)       4.70%(a)       4.82%       4.93%
Ratios/Supplementary Data
Net Assets at end of
 period (000)............   $240,208       $321,584       $176,006    $324,377
Ratio of expenses to
 average net assets......       0.67%(b)       0.57%(b)       0.67%       0.57%
Ratio of net investment
 income to average net
 assets..................       4.90%(b)       5.00%(b)       4.72%       4.83%
Ratio of expenses to
 average net assets*.....       0.92%(b)       0.67%(b)       0.92%       0.67%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       Treasury Fund
                         -----------------------------------------------------------------------------
                                Year Ended               Year Ended          December 1, 1993 to
                              June 30, 1996            June 30, 1995          June 30, 1994 (a)
                         ------------------------ ------------------------ ---------------------------
                         Investor A Institutional Investor A Institutional Investor A    Institutional
                         ---------- ------------- ---------- ------------- ----------    -------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000     $  1.000    $  1.000     $ 1.000         $ 1.000
                          --------    --------     --------    --------     -------         -------
Investment Activities...     0.049       0.050        0.047       0.048       0.016           0.017
Distributions...........    (0.049)     (0.050)      (0.047)     (0.048)     (0.016)         (0.017)
                          --------    --------     --------    --------     -------         -------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000     $  1.000    $  1.000     $ 1.000         $ 1.000
                          ========    ========     ========    ========     =======         =======
Total Return............      5.04%       5.14%        4.81%       4.91%       1.66%(b)        1.72%(b)
Ratios/Supplementary
 Data
Net Assets at end of
 period (000)...........  $158,723    $223,416     $105,391    $192,232     $56,535         $76,035
Ratio of expenses to
 average................      0.70%       0.60%        0.75%       0.64%       0.64%(c)        0.54%(c)
Ratio of net investment
 income to..............      4.87%       4.98%        4.82%       4.95%       2.84%(c)        3.15%(c)
Ratio of expenses to
 average................      0.95%       0.70%        1.04%       0.78%       0.99%(c)        0.74%(c)

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from comencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 Small Capitalization Fund
                          -----------------------------------------------------------------------------------
                                   Six Months Ended                                 Year Ended
                                   November 30, 1999                               May 31, 1999
                          ------------------------------------------    -------------------------------------
                          Investor A     Investor B    Institutional    Investor A  Investor B  Institutional
                          ----------     ----------    -------------    ----------  ----------  -------------
Net Asset Value,
 Beginning of Period....   $ 18.49        $ 17.78        $  18.89        $ 25.72     $ 25.02      $  26.15
                           -------        -------        --------        -------     -------      --------
Investment Activities
 Net investment income
  (loss)................     (0.14)         (0.20)          (0.10)         (0.34)      (0.50)        (0.23)
 Net realized and
  unrealized gains
  (losses) from
  investments...........      5.97           5.70            6.07          (4.36)      (4.21)        (4.50)
                           -------        -------        --------        -------     -------      --------
 Total from Investment
  Activities............      5.83           5.50            5.97          (4.70)      (4.71)        (4.73)
                           -------        -------        --------        -------     -------      --------
Distributions
 Net realized gains.....       --             --              --           (2.53)      (2.53)        (2.53)
                           -------        -------        --------        -------     -------      --------
 Total Distributions....       --             --              --           (2.53)      (2.53)        (2.53)
                           -------        -------        --------        -------     -------      --------
Net Asset Value, End of
 Period.................   $ 24.32        $ 23.28        $  24.86        $ 18.49     $ 17.78      $  18.89
                           =======        =======        ========        =======     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............     31.53%(b)      30.93%(b)       31.60%(b)     (18.92)%     (9.52)%      (18.71)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $48,547        $19,243        $222,630        $57,813     $18,736      $226,139
Ratio of expenses to
 average net assets.....      1.70%(c)       2.45%(c)        1.45%(c)       1.61%       2.37%         1.36%
Ratio of net investment
 income (loss) to
 average net assets.....     (1.03)%(c)    (1.79)%(c)       (0.79)%(c)     (1.07)%     (1.82)%       (0.82)%
Portfolio turnover (a)..     65.25%         65.25%          65.25%         99.86%      99.86%        99.86%

- -------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             Small Capitalization Fund
                           -------------------------------------------------------------------------------------------------
                                        Eleven Months Ended                                                Year Ended
                                            May 31, 1998                                                 June 30, 1997
                           ----------------------------------------------------------    -----------------------------------
                           Investor A     Investor B     Investor C     Institutional    Investor A  Investor B  Investor C
                           ----------     ----------     ----------     -------------    ----------  ----------  ----------
Net Asset Value,
 Beginning of Period.....   $  27.55       $ 26.99        $ 27.05         $  27.91        $  34.17    $ 33.78     $ 33.83
                            --------       -------        -------         --------        --------    -------     -------
Investment Activities
 Net investment income
  (loss).................      (0.35)        (0.53)         (0.49)           (0.27)          (0.29)     (0.41)      (0.34)
 Net realized and
  unrealized gains
  (losses) from
  investments............      (0.18)        (0.14)         (0.18)           (0.19)          (1.08)     (1.13)      (1.19)
                            --------       -------        -------         --------        --------    -------     -------
 Total from Investment
  Activities.............      (0.53)        (0.67)         (0.67)           (0.46)          (1.37)     (1.54)      (1.53)
                            --------       -------        -------         --------        --------    -------     -------
Distributions
 Net realized gains......      (1.30)        (1.30)         (1.30)           (1.30)          (5.25)     (5.25)      (5.25)
                            --------       -------        -------         --------        --------    -------     -------
 Total Distributions.....      (1.30)        (1.30)         (1.30)           (1.30)          (5.25)     (5.25)      (5.25)
                            --------       -------        -------         --------        --------    -------     -------
Net Asset Value, End of
 Period..................   $  25.72       $ 25.02        $ 25.08         $  26.15        $  27.55    $ 26.99     $ 27.05
                            ========       =======        =======         ========        ========    =======     =======
Total Return (excludes
 sales and redemption
 charges)................      (1.90)%(a)    (2.47)%(a)     (2.43)%(a)       (1.62)%(a)      (4.53)%    (5.13)%     (5.08)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $163,178       $41,399        $14,747         $527,805        $188,645    $46,895     $14,962
Ratio of expenses to
 average net assets......       1.60%(b)      2.35%(b)       2.35%(b)         1.35%(b)        1.57%      2.32%       2.32%
Ratio of net investment
 income (loss) to average
 net assets..............      (1.23)%(b)    (1.99)%(b)     (1.99)%(b)       (0.99)%(b)      (1.19)%      (94)%     (1.94)%
Portfolio turnover (c)...      46.17%        46.17%         46.17%           46.17%          48.45%     48.45%      48.45%
                           Institutional
                           -------------
Net Asset Value,
 Beginning of Period.....    $  34.50
                           -------------
Investment Activities
 Net investment income
  (loss).................       (0.22)
 Net realized and
  unrealized gains
  (losses) from
  investments............       (1.12)
                           -------------
 Total from Investment
  Activities.............       (1.34)
                           -------------
Distributions
 Net realized gains......       (5.25)
                           -------------
 Total Distributions.....       (5.25)
                           -------------
Net Asset Value, End of
 Period..................    $  27.91
                           =============
Total Return (excludes
 sales and redemption
 charges)................       (4.39)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $602,787
Ratio of expenses to
 average net assets......        1.32%
Ratio of net investment
 income (loss) to average
 net assets..............       (0.94)%
Portfolio turnover (c)...       48.45%

- -------
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                           Small Capitalization Fund
                   ------------------------------------------------------------------------------------------------------
                                     Year Ended                                         Year Ended
                                   June 30, 1996                                       June 30, 1995
                   ------------------------------------------------ -----------------------------------------------------
                   Investor A  Investor B  Investor C Institutional Investor A  Investor  B Investor C (a)  Institutional
                   ----------  ----------  ---------- ------------- ----------  ----------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........   $  25.88    $ 25.79      $25.91     $  26.08     $ 19.75      $19.83        $24.17        $  19.83
                    --------    -------      ------     --------     -------      ------        ------        --------
Investment
 Activities
 Net investment
  income (loss)..      (0.23)     (0.39)      (0.20)       (0.27)      (0.18)      (0.19)        (0.05)          (0.25)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....      12.17      12.03       11.77        12.34        8.46        8.30          3.94            8.65
                    --------    -------      ------     --------     -------      ------        ------        --------
 Total from
  Investment
  Activities.....      11.94      11.64       11.57        12.07        8.28        8.11          3.89            8.40
                    --------    -------      ------     --------     -------      ------        ------        --------
Distributions
 Net realized
  gains..........      (3.65)     (3.65)      (3.65)       (3.65)      (2.15)      (2.15)        (2.15)          (2.15)
                    --------    -------      ------     --------     -------      ------        ------        --------
 Total
  Distributions..      (3.65)     (3.65)      (3.65)       (3.65)      (2.15)      (2.15)        (2.15)          (2.15)
                    --------    -------      ------     --------     -------      ------        ------        --------
Net Asset Value,
 End of Period...   $  34.17    $ 33.78      $33.83     $  34.50     $ 25.88      $25.79        $25.91        $  26.08
                    ========    =======      ======     ========     =======      ======        ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........      49.93%     48.87%      48.32%       50.03%      44.88%      43.78%        44.37%(e)       45.32%
Ratios/
 Supplementary
 Data:
Net Assets at end
 of period (000).   $187,016    $30,310      $5,751     $528,866     $71,894      $9,990        $  224        $354,825
Ratio of expenses
 to average net
 assets..........       1.54%      2.29%       2.29%        1.29%       1.55%       2.32%         3.53%(d)        1.33%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........      (1.18)%    (1.93)%     (1.94)%      (0.93)%     (1.27)%     (2.03)%       (3.06)%(d)       1.06%
Ratio of expenses
 to average net
 assets*.........        --         --          --           --         1.58%       2.55%         3.53%(d)        1.33%
Portfolio
 turnover (f)....      67.22%     67.22%      67.22%       67.22%      50.53%      50.53%        50.53%          50.53%
                                 Year Ended
                                June 30, 1994
                   -----------------------------------------
                   Investor A  Investor B (b)  Institutional
                   ----------- --------------- -------------
Net Asset Value,
 Beginning of
 Period..........   $ 20.31        $22.71        $  20.31
                   ----------- --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..     (0.15)        (0.09)          (0.28)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....      0.09         (2.79)           0.30
                   ----------- --------------- -------------
 Total from
  Investment
  Activities.....     (0.06)        (2.88)           0.02
                   ----------- --------------- -------------
Distributions
 Net realized
  gains..........     (0.50)          --            (0.50)
                   ----------- --------------- -------------
 Total
  Distributions..     (0.50)          --            (0.50)
                   ----------- --------------- -------------
Net Asset Value,
 End of Period...   $ 19.75        $19.83        $  19.83
                   =========== =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........     (0.55)%      (12.68)%(c)      (0.15)%
Ratios/
 Supplementary
 Data:
Net Assets at end
 of period (000).   $42,791        $2,130        $271,425
Ratio of expenses
 to average net
 assets..........      1.40%         2.35%(d)        1.30%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........     (1.24)%       (2.19)%(d)      (1.14)%
Ratio of expenses
 to average net
 assets*.........      1.55%         2.61%(d)        1.30%
Portfolio
 turnover (f)....     72.64%        72.64%          72.64%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  Mid Capitalization Fund
                          ------------------------------------------------------------------------------------
                                   Six Months Ended                                  Year Ended
                                   November 30, 1999                                May 31, 1999
                          -------------------------------------------    -------------------------------------
                          Investor A     Investor B     Institutional    Investor A  Investor B  Institutional
                          ----------     ----------     -------------    ----------  ----------  -------------
Net Asset Value,
 Beginning of Period....   $ 14.10        $ 13.14         $  14.27        $ 14.98     $ 14.20      $  15.12
                           -------        -------         --------        -------     -------      --------
Investment Activities
 Net investment income
  (loss)................     (0.10)         (0.14)           (0.07)         (0.19)      (0.28)        (0.14)
 Net realized and
  unrealized gains
  (losses) from
  investments...........      2.81           2.60             2.84           1.15        1.06          1.13
                           -------        -------         --------        -------     -------      --------
 Total from Investment
  Activities............      2.71           2.46             2.77           0.96        0.78          0.99
                           -------        -------         --------        -------     -------      --------
Distributions
 Net realized gains.....       --             --               --           (1.84)      (1.84)        (1.84)
                           -------        -------         --------        -------     -------      --------
 Total Distributions....       --             --               --           (1.84)      (1.84)        (1.84)
                           -------        -------         --------        -------     -------      --------
Net Asset Value, End of
 Period.................   $ 16.81        $ 15.60         $  17.04        $ 14.10     $ 13.14      $  14.27
                           =======        =======         ========        =======     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............     19.22%(b)      18.72%(b)        19.41%(b)       8.08%       7.19%         8.20%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $44,315        $16,585         $329,229        $50,605     $16,629      $319,733
Ratio of expenses to
 average net assets.....      1.60%(c)       2.35%(c)         1.35%(c)       1.57%       2.32%         1.32%
Ratio of net investment
 income (loss) to
 average net assets.....     (1.11)%(c)     (1.85)%(c)       (0.86)%(c)     (1.00)%     (1.75)%       (0.75)%
Portfolio turnover (a)..     52.62%         52.62%           52.62%        100.19%     100.19%       100.19%

- -------
(a)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b)Not Annualized.
(c)Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                        Mid Capitalization Fund
                           -------------------------------------------------------------------------------------------------------
                                     Eleven Months Ended                                            Year Ended
                                         May 31, 1998                                              June 30,1997
                           ------------------------------------------------------    ---------------------------------------------
                           Investor      Investor      Investor                      Investor   Investor   Investor
                              A             B             C         Institutional       A          B          C      Institutional
                           --------      --------      --------     -------------    --------   --------   --------  -------------
Net Asset Value,
 Beginning of Period.....  $ 15.72       $ 15.12        $15.24        $  15.82       $ 20.71    $ 20.28     $20.36     $  20.83
                           -------       -------        ------        --------       -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss).................    (0.14)        (0.23)        (0.23)          (0.11)        (0.16)     (0.24)     (0.21)       (0.13)
 Net realized and
  unrealized gains
  (losses) from
  investments............     2.51          2.42          2.46            2.52          1.30       1.21       1.22         1.25
                           -------       -------        ------        --------       -------    -------     ------     --------
 Total from Investment
  Activities.............     2.37          2.19          2.23            2.41          1.14       0.97       1.01         1.12
                           -------       -------        ------        --------       -------    -------     ------     --------
Distributions
 Net realized gains......    (3.11)        (3.11)        (3.11)          (3.11)        (6.13)     (6.13)     (6.13)       (6.13)
                           -------       -------        ------        --------       -------    -------     ------     --------
 Total Distributions.....    (3.11)        (3.11)        (3.11)          (3.11)        (6.13)     (6.13)     (6.13)       (6.13)
                           -------       -------        ------        --------       -------    -------     ------     --------
Net Asset Value, End of
 Period..................  $ 14.98       $ 14.20        $14.36        $  15.12       $ 15.72    $ 15.12     $15.24     $  15.82
                           =======       =======        ======        ========       =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)................    16.84%(a)     16.27%(a)     16.44%(a)       16.98%(a)      5.78%      4.94%      5.17%        5.58%
Ratios/Supplementary Da-
 ta:
Net Assets at end of
 period (000)............  $90,183       $23,780        $2,228        $518,080       $80,634    $21,994     $2,018     $544,082
Ratio of expenses to
 average net assets......     1.55%(b)      2.30%(b)      2.30%(b)        1.30%(b)      1.56%      2.31%      2.31%        1.31%
Ratio of net investment
 income (loss) to average
 net assets..............    (1.02)%(b)    (1.77)%(b)    (1.77)%(b)      (0.77)%(b)    (1.05)%    (1.80)%    (1.80)%      (0.80)%
Portfolio turnover (c)...    38.41%        38.41%        38.41%          38.41%        38.47%     38.47%     38.47%       38.47%

- -------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Mid Capitalization Fund
                      ---------------------------------------------------------------------------------------------
                                     Year Ended                                    Year Ended
                                   June 30, 1996                                 June 30, 1995
                      --------------------------------------------- -----------------------------------------------
                      Investor   Investor   Investor                Investor   Investor  Investor
                         A          B          C      Institutional    A          B       C (a)       Institutional
                      --------   --------   --------  ------------- --------   --------  --------     -------------
Net Asset Value,
 Beginning of
 Period..........     $ 16.56    $ 16.35     $16.40     $  16.62    $ 14.69     $14.63    $16.29        $  14.70
                      -------    -------     ------     --------    -------     ------    ------        --------
Investment
 Activities
 Net investment
  income (loss)..       (0.16)     (0.23)     (0.17)       (0.16)     (0.12)     (0.11)    (0.02)          (0.08)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        4.97       4.82       4.79         5.03       3.46       3.30      1.60            3.47
                      -------    -------     ------     --------    -------     ------    ------        --------
 Total from
  Investment
  Activities.....        4.81       4.59       4.62         4.87       3.34       3.19      1.58            3.39
                      -------    -------     ------     --------    -------     ------    ------        --------
Distributions
 Net realized
  gains..........       (0.66)     (0.66)     (0.66)       (0.66)     (0.48)     (0.48)      --            (0.49)
 In excess of net
  realized gains.         --         --         --           --       (0.99)     (0.99)    (1.47)          (0.98)
                      -------    -------     ------     --------    -------     ------    ------        --------
 Total
  Distributions..       (0.66)     (0.66)     (0.66)       (0.66)     (1.47)     (1.47)    (1.47)          (1.47)
                      -------    -------     ------     --------    -------     ------    ------        --------
Net Asset Value,
 End of Period...     $ 20.71    $ 20.28     $20.36     $  20.83    $ 16.56     $16.35    $16.40        $  16.62
                      =======    =======     ======     ========    =======     ======    ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........       29.57%     28.59%     28.69%       29.83%     24.85%     23.88%    23.56%(e)       25.20%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).     $66,260    $15,840     $1,088     $650,495    $43,803     $6,073    $  153        $683,320
Ratio of expenses
 to average net
 assets..........        1.54%      2.29%      2.29%        1.29%      1.51%      2.29%     2.27%(d)        1.29%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........       (0.94)%    (1.70)%    (1.73)%      (0.68)%    (0.87)%    (1.61)%   (1.43)%(d)      (0.64)%
Ratio of expenses
 to average net
 assets*.........         --         --         --           --        1.54%      2.54%     2.53%(d)        1.29%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         --         --         --           --       (0.90)%    (1.87)%   (1.70)%(d)      (0.65)%
Portfolio
 turnover (f)....       49.27%     49.27%     49.27%       49.27%     46.39%     46.39%    46.39%          46.39%
                                Year Ended
                               June 30, 1994
                      -------------------------------------
                      Investor   Investor
                         A        B (b)       Institutional
                      ---------- ------------ -------------
Net Asset Value,
 Beginning of
 Period..........     $ 15.11     $16.66        $  15.10
                      ---------- ------------ -------------
Investment
 Activities
 Net investment
  income (loss)..       (0.10)     (0.05)          (0.11)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....       (0.28)     (1.98)          (0.25)
                      ---------- ------------ -------------
 Total from
  Investment
  Activities.....       (0.38)     (2.03)          (0.36)
                      ---------- ------------ -------------
Distributions
 Net realized
  gains..........       (0.04)       --            (0.04)
 In excess of net
  realized gains.         --         --              --
                      ---------- ------------ -------------
 Total
  Distributions..       (0.04)       --            (0.04)
                      ---------- ------------ -------------
Net Asset Value,
 End of Period...     $ 14.69     $14.63        $  14.70
                      ========== ============ =============
Total Return
 (excludes sales
 and redemption
 charges)........       (2.57)%   (12.18)%(c)      (2.44)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).     $36,108     $1,616        $533,260
Ratio of expenses
 to average net
 assets..........        1.38%      2.30%(d)        1.28%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........       (0.75)%    (1.57)%(d)      (0.65)%
Ratio of expenses
 to average net
 assets*.........        1.53%      2.56%(d)        1.28%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........       (0.90)%    (1.83)%(d)      (0.65)%
Portfolio
 turnover (f)....       70.87%     70.87%          70.87%

- -------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 Large Capitalization Fund
                          ------------------------------------------------------------------------------------
                                   Six Months Ended                                  Year Ended
                                   November 30, 1999                                May 31, 1999
                          -------------------------------------------    -------------------------------------
                          Investor A     Investor B     Institutional    Investor A  Investor B  Institutional
                          ----------     ----------     -------------    ----------  ----------  -------------
Net Asset Value,
 Beginning of Period....   $ 19.67        $ 19.21         $  19.81        $ 16.19     $ 15.95      $  16.27
                           -------        -------         --------        -------     -------      --------
Investment Activities
 Net investment income
  (loss)................     (0.10)         (0.15)           (0.04)         (0.11)      (0.23)        (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments...........      3.47           3.36             3.47           3.89        3.79          3.90
                           -------        -------         --------        -------     -------      --------
 Total from Investment
  Activities............      3.37           3.21             3.43           3.78        3.56          3.84
                           -------        -------         --------        -------     -------      --------
Distributions
 Net realized gains.....       --             --               --           (0.30)      (0.30)        (0.30)
                           -------        -------         --------        -------     -------      --------
 Total Distributions....       --             --               --           (0.30)      (0.30)        (0.30)
                           -------        -------         --------        -------     -------      --------
Net Asset Value, End of
 Period.................   $ 23.04        $ 22.42         $  23.24        $ 19.67     $ 19.21      $  19.81
                           =======        =======         ========        =======     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............     17.13%(b)      16.71%(b)        17.31%(b)      23.42%      22.38%        23.67%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $24,363        $15,935         $438,495        $24,513     $14,128      $409,107
Ratio of expenses to
 average net assets.....      1.33%(c)       2.08%(c)         1.08%(c)       1.35%       2.11%         1.10%
Ratio of net investment
 income (loss) to
 average net assets.....     (0.58)%(c)     (1.33)%(c)       (0.33)%(c)     (0.59)%     (1.34)%       (0.33)%
Portfolio turnover (a)..     31.56%         31.56%           31.56%         50.51%      50.51%        50.51%

- -------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                                Large Capitalization Fund
                       -----------------------------------------------------------------------------------------------
                                    Eleven Months Ended                                             Year Ended
                                        May 31, 1998                                              June 30, 1997
                       ---------------------------------------------------------  ------------------------------------
                       Investor A     Investor B     Investor C    Institutional  Investor A   Investor B  Investor C
                       ----------     ----------     ----------    -------------  ----------   ----------  ----------
 Net Asset Value,
  Beginning of
  Period..........      $ 14.44        $ 14.34         $14.28        $  14.48      $ 11.23       $11.22      $11.16
                        -------        -------         ------        --------      -------       ------      ------
 Investment
  Activities
 Net investment
  income (loss)...        (0.06)         (0.12)         (0.06)          (0.03)         --         (0.05)      (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments.....         3.51           3.43           3.32            3.52         3.30         3.25        3.27
                        -------        -------         ------        --------      -------       ------      ------
  Total from
   Investment
   Activities.....         3.45           3.31           3.26            3.49         3.30         3.20        3.21
                        -------        -------         ------        --------      -------       ------      ------
 Distributions
 Net investment
  income..........        (1.67)         (1.67)         (1.67)          (1.67)       (0.01)         --        (0.01)
 Net realized
  gains...........          --             --             --              --         (0.08)       (0.08)      (0.08)
 Tax return of
  capital.........        (0.03)         (0.03)         (0.03)          (0.03)         --           --          --
                        -------        -------         ------        --------      -------       ------      ------
  Total
   Distributions..        (1.70)         (1.70)         (1.70)          (1.70)       (0.09)       (0.08)      (0.09)
                        -------        -------         ------        --------      -------       ------      ------
 Net Asset Value,
  End of Period...      $ 16.19        $ 15.95         $15.84        $  16.27      $ 14.44       $14.34      $14.28
                        =======        =======         ======        ========      =======       ======      ======
 Total Return
  (excludes sales
  and redemption
  charges)........        25.95%(b)      25.12%(b)      24.87%(b)       26.18%       29.52%       28.62%      28.82%
 Ratios/Supplementary
  Data:
 Net Assets at end
  of period (000).      $21,628        $10,169         $  268        $358,221      $12,260       $4,130      $   42
 Ratio of expenses
  to average net
  assets..........         1.35%(c)       2.09%(c)       2.09%(c)        1.10%        1.37%        2.12%       2.12%
 Ratio of net
  investment
  income (loss) to
  average net
  assets..........        (0.45)%(c)     (1.21)%(c)     (1.24)%(c)      (0.19)%      (0.14)%      (0.88)%     (0.91)%
 Ratio of expenses
  to average net
  assets*.........             (d)            (d)            (d)             (d)          (d)          (d)         (d)
 Portfolio
  turnover (e)....        24.74%         24.74%         24.74%          24.74%       48.44%       48.44%      48.44%
                                                   December 28, 1995 to
                                                    June 30, 1996 (a)
                                      --------------------------------------------------------
                       Institutional  Investor A   Investor B    Investor C    Institutional
                       -------------- ------------ ------------- ------------- ---------------
 Net Asset Value,
  Beginning of
  Period..........       $  11.25       $10.00       $10.00        $10.00        $  10.00
                       -------------- ------------ ------------- ------------- ---------------
 Investment
  Activities
 Net investment
  income (loss)...           0.03         0.03         0.01           --             0.03
 Net realized and
  unrealized gains
  (losses) from
  investments.....           3.31         1.23         1.23          1.17            1.25
                       -------------- ------------ ------------- ------------- ---------------
  Total from
   Investment
   Activities.....           3.34         1.26         1.24          1.17            1.28
                       -------------- ------------ ------------- ------------- ---------------
 Distributions
 Net investment
  income..........          (0.03)       (0.03)       (0.02)          --            (0.03)
 Net realized
  gains...........          (0.08)         --           --            --              --
 Tax return of
  capital.........            --           --           --          (0.01)            --
                       -------------- ------------ ------------- ------------- ---------------
  Total
   Distributions..          (0.11)       (0.03)       (0.02)        (0.01)          (0.03)
                       -------------- ------------ ------------- ------------- ---------------
 Net Asset Value,
  End of Period...       $  14.48       $11.23       $11.22        $11.16        $  11.25
                       ============== ============ ============= ============= ===============
 Total Return
  (excludes sales
  and redemption
  charges)........          29.81%        8.99%(b)     8.77%(b)      8.14%(b)       12.86%(b)
 Ratios/Supplementary
  Data:
 Net Assets at end
  of period (000).       $338,388       $1,657       $  832        $    2        $274,150
 Ratio of expenses
  to average net
  assets..........           1.12%        1.40%(c)     1.78%(c)      2.24%(c)        2.19%(c)
 Ratio of net
  investment
  income (loss) to
  average net
  assets..........           0.19%        0.31%(c)    (0.32)%(c)    (0.45)%(c)       1.26%(c)
 Ratio of expenses
  to average net
  assets*.........               (d)      2.62%(c)     4.07%(c)      4.25%(c)        2.26%(c)
 Portfolio
  turnover (e)....          48.44%        0.86%        0.86%         0.86%           0.86%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations
(b) Not Annualized
(c) Annualized
(d) No fees were waived during this period
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   International Discovery Fund
                      ----------------------------------------------------------------------------------
                               Six Months Ended                                 Year Ended
                               November 30, 1999                               May 31, 1999
                      ------------------------------------------    ------------------------------------
                      Investor A     Investor B    Institutional    Investor A  Investor B Institutional
                      ----------     ----------    -------------    ----------  ---------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 14.81         $14.20        $  15.03        $ 16.51      $15.98     $  16.70
                       -------         ------        --------        -------      ------     --------
Investment
 Activities
 Net investment
  income (loss)..        (0.19)         (0.29)          (0.06)         (0.15)      (0.27)       (0.10)
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         5.14           4.90            5.04          (0.68)      (0.64)       (0.70)
                       -------         ------        --------        -------      ------     --------
 Total from
  Investment
  Activities.....         4.95           4.61            4.98          (0.83)      (0.91)       (0.80)
                       -------         ------        --------        -------      ------     --------
Distributions
 Net realized
  gains..........          --             --              --           (0.87)      (0.87)       (0.87)
                       -------         ------        --------        -------      ------     --------
 Total
  Distributions..          --             --              --           (0.87)      (0.87)       (0.87)
                       -------         ------        --------        -------      ------     --------
Net Asset Value,
 End of Period...      $ 19.76         $18.81        $  20.01        $ 14.81      $14.20     $  15.03
                       =======         ======        ========        =======      ======     ========
Total Return
 (excludes sales
 and redemption
 charges)........        33.60%(a)      32.65%(a)       33.31%(a)      (5.20)%     (5.89)%      (4.94)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $24,305         $8,406        $310,654        $24,914      $7,604     $267,764
Ratio of expenses
 to average net
 assets..........         1.83%(b)       2.58%(b)        1.58%(b)       1.82%       2.57%        1.57%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (0.66)%(b)     (1.42)%(b)      (0.43)%(b)     (0.45)%     (1.21)%      (0.20)%
Portfolio
 turnover (c)....        75.51%         75.51%          75.51%         84.66%      84.66%       84.66%
                                   Eleven Months Ended
                                       May 31, 1998
                      ------------------------------------------------------------
                      Investor A     Investor B     Investor C    Institutional
                      -------------- -------------- ------------- ----------------
Net Asset Value,
 Beginning of
 Period..........      $ 16.25        $ 15.85         $16.21        $  16.41
                      -------------- -------------- ------------- ----------------
Investment
 Activities
 Net investment
  income (loss)..        (0.09)         (0.19)         (0.17)          (0.04)
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         0.86           0.83           0.83            0.84
                      -------------- -------------- ------------- ----------------
 Total from
  Investment
  Activities.....         0.77           0.64           0.66            0.80
                      -------------- -------------- ------------- ----------------
Distributions
 Net realized
  gains..........        (0.51)         (0.51)         (0.51)          (0.51)
                      -------------- -------------- ------------- ----------------
 Total
  Distributions..        (0.51)         (0.51)         (0.51)          (0.51)
                      -------------- -------------- ------------- ----------------
Net Asset Value,
 End of Period...      $ 16.51        $ 15.98         $16.36        $  16.70
                      ============== ============== ============= ================
Total Return
 (excludes sales
 and redemption
 charges)........         5.17%(a)       4.47%(a)       4.49%(a)        5.31%(a)
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $43,268        $12,840         $1,026        $427,922
Ratio of expenses
 to average net
 assets..........         1.82%(b)       2.56%(b)       2.56%(b)        1.56%(b)
Ratio of net
 investment
 income (loss) to
 average net
 assets..........        (0.75)%(b)     (1.49)%(b)     (1.48)%(b)      (0.47)%(b)
Portfolio
 turnover (c)....        34.15%         34.15%         34.15%          34.15%

- -------
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                         International Discovery Fund
                         ----------------------------------------------------------------------------------------------------
                                           Year Ended                                           Year Ended
                                         June 30, 1997                                        June 30, 1996
                         ---------------------------------------------------  -----------------------------------------------
                         Investor A   Investor B   Investor C  Institutional  Investor A  Investor B Investor C Institutional
                         ----------   ----------   ----------  -------------  ----------  ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 14.01      $ 13.77       $14.08      $  14.11      $ 12.23      $12.15     $12.42     $  12.33
                          -------      -------       ------      --------      -------      ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............     (0.07)       (0.16)       (0.15)        (0.05)       (0.02)      (0.08)     (0.10)        0.02
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies...      2.31         2.24         2.28          2.35         1.81        1.70       1.79         1.80
                          -------      -------       ------      --------      -------      ------     ------     --------
 Total from Investment
  Activities...........      2.24         2.08         2.13          2.30         1.79        1.62       1.69         1.82
                          -------      -------       ------      --------      -------      ------     ------     --------
Distributions
 Net investment income.       --           --           --            --           --          --         --         (0.02)
 Net realized gains....       --           --           --            --         (0.01)        --       (0.03)       (0.02)
                          -------      -------       ------      --------      -------      ------     ------     --------
 Total Distributions...       --           --           --            --         (0.01)        --       (0.03)       (0.04)
                          -------      -------       ------      --------      -------      ------     ------     --------
Net Asset Value, End of
 Period................   $ 16.25      $ 15.85       $16.21      $  16.41      $ 14.01      $13.77     $14.08     $  14.11
                          =======      =======       ======      ========      =======      ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............     15.99%       15.11%       15.13%        16.34%       14.65%      13.33%     13.62%       14.76%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $48,557      $13,516       $  875      $426,111      $39,575      $9,489     $  474     $364,095
Ratio of expenses to
 average net assets....      1.80%        2.55%        2.56%         1.55%        1.80%       2.55%      2.50%        1.55%
Ratio of net investment
 income (loss) to
 average net assets....     (0.54)%      (1.29)%      (1.28)%       (0.29)%      (0.11)%     (0.86)%    (0.84)%       0.12%
Ratio of expenses to
 average net assets*...          (a)          (a)          (a)           (a)      1.88%       2.63%      2.62%        1.55%
Portfolio turnover (b).     45.18%       45.18%       45.18%        45.18%       54.47%      54.47%     54.47%       54.47%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)No fees were waived during this period.
(b)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                         International Discovery Fund
                          ----------------------------------------------------------------------------------------------
                                              Year Ended                                       Year Ended
                                            June 30, 1995                                     June 30, 1994
                          ---------------------------------------------------- ---------------------------------------------
                          Investor A  Investor B Investor C (a)  Institutional Investor A  Investor B (b)  Institutional
                          ----------  ---------- --------------  ------------- ----------  --------------  -------------
Net Asset Value,
 Beginning of Period....   $ 13.18      $13.21       $12.97        $  13.24     $ 11.50        $14.12        $  11.54
                           -------      ------       ------        --------     -------        ------        --------
Investment Activities
 Net investment income
  (loss)................      0.03       (0.04)        0.03            0.04       (0.02)        (0.01)          (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     (0.36)      (0.40)        0.04           (0.33)       1.74         (0.90)           1.75
                           -------      ------       ------        --------     -------        ------        --------
 Total from Investment
  Activities............     (0.33)      (0.44)        0.07           (0.29)       1.72         (0.91)           1.74
                           -------      ------       ------        --------     -------        ------        --------
Distributions
 Net investment income..       --          --           --              --        (0.02)          --            (0.02)
 Net realized gains.....     (0.62)      (0.62)       (0.62)          (0.62)      (0.02)          --            (0.02)
                           -------      ------       ------        --------     -------        ------        --------
 Total Distributions....     (0.62)      (0.62)       (0.62)          (0.62)      (0.04)         0.00           (0.04)
                           -------      ------       ------        --------     -------        ------        --------
Net Asset Value, End of
 Period.................   $ 12.23      $12.15       $12.42        $  12.33     $ 13.18        $13.21        $  13.24
                           =======      ======       ======        ========     =======        ======        ========
Total Return (excludes
 sales and redemption
 charges)...............     (2.19)%     (3.03)%      (1.15)%(e)      (1.86)%     14.99 %       (6.44)%(c)      15.12%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $34,228      $5,469       $   82        $264,759     $36,297        $2,680        $261,798
Ratio of expenses to
 average net assets.....      1.78%       2.57%        2.32%(d)        1.56%       1.63%         2.56%(d)        1.52%
Ratio of net investment
 income (loss) to
 average net assets.....      0.08%      (0.49)%       1.74%(d)        0.31%      (0.29)%       (0.22)%(d)      (0.30)%
Ratio of expenses to
 average net assets*....      1.91%       2.92%        3.27%(d)        1.59%       1.84%         2.61%(d)        1.57%
Portfolio turnover (f)..    104.39%     104.39%      104.39%         104.39%      37.23%        37.23%          37.23%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                Limited Maturity Bond Fund
                          ------------------------------------------------------------------------------
                                   Six Months Ended                              Year Ended
                                   November 30, 1999                            May 31, 1999
                          ----------------------------------------   -----------------------------------
                          Investor A    Investor B   Institutional   Investor A Investor B Institutional
                          ----------    ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $  9.42        $9.42        $   9.42       $  9.50     $ 9.50     $   9.50
                           -------        -----        --------       -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.25         0.22            0.27          0.53       0.46         0.56
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.08)       (0.08)          (0.08)        (0.08)     (0.08)       (0.08)
                           -------        -----        --------       -------     ------     --------
 Total from Investment
  Activities............      0.17         0.14            0.19          0.45       0.38         0.48
                           -------        -----        --------       -------     ------     --------
Distributions
 Net investment income..     (0.25)       (0.22)          (0.27)        (0.53)     (0.46)       (0.56)
                           -------        -----        --------       -------     ------     --------
 Total Distributions....     (0.25)       (0.22)          (0.27)        (0.53)     (0.46)       (0.56)
                           -------        -----        --------       -------     ------     --------
Net Asset Value, End of
 Period.................   $  9.34        $9.34        $   9.34       $  9.42     $ 9.42     $   9.42
                           =======        =====        ========       =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      1.84%(b)     1.48%(b)        1.99%(b)      4.84%      4.03%        5.12%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $13,317        $ 839        $111,266       $24,246     $  826     $123,137
Ratio of expenses to
 average net assets.....      1.11%(c)     1.86%(c)        0.86%(c)      1.08%      1.83%        0.84%
Ratio of net investment
 income (loss) to
 average net assets.....      5.36%(c)     4.65%(c)        5.64%(c)      5.55%      4.81%        5.83%
Ratio of expenses to
 average net assets*....      1.26%(c)     2.00%(c)        1.01%(c)      1.32%      2.07%        1.07%
Portfolio turnover (a)..     47.93%       47.93%          47.93%       126.98%    126.98%      126.98%

- -------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          Limited Maturity Bond Fund
                         ------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                          Year Ended
                                          May 31, 1998                                           June 30, 1997
                         -----------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B   Investor C   Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------   ----------   -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.49        $ 9.49       $ 9.29       $   9.49       $  9.48     $ 9.46     $ 9.29     $   9.48
                          -------        ------       ------       --------       -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.47          0.40         0.42           0.50          0.55       0.48       0.48         0.57
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.01          0.02        (0.01)          0.01          0.01       0.02        --          0.02
                          -------        ------       ------       --------       -------     ------     ------     --------
 Total from Investment
  Activities...........      0.48          0.42         0.41           0.51          0.56       0.50       0.48         0.59
                          -------        ------       ------       --------       -------     ------     ------     --------
Distributions
 Net investment income.     (0.47)        (0.41)       (0.42)         (0.50)        (0.55)     (0.47)     (0.48)       (0.58)
                          -------        ------       ------       --------       -------     ------     ------     --------
 Total Distributions...     (0.47)        (0.41)       (0.42)         (0.50)        (0.55)     (0.47)     (0.48)       (0.58)
                          -------        ------       ------       --------       -------     ------     ------     --------
Net Asset Value, End of
 Period................   $  9.50        $ 9.50       $ 9.28       $   9.50       $  9.49     $ 9.49     $ 9.29     $   9.49
                          =======        ======       ======       ========       =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      5.23%(a)      4.50%(a)     4.48%(a)       5.46%(a)      6.11%      5.39%      5.26%        6.42%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $41,571        $1,553       $2,199       $150,510       $27,381     $1,492     $   41     $136,126
Ratio of expenses to
 average net assets....      1.07%(b)      1.82%(b)     1.80%(b)       0.82%(b)      1.11%      1.86%      1.86%        0.85%
Ratio of net investment
 income (loss) to
 average net assets....      5.37%(b)      4.63%(b)     4.60%(b)       5.63%(b)      5.76%      5.02%      4.97%        6.03%
Ratio of expenses to
 average net assets*...      1.31%(b)      2.06%(b)     2.04%(b)       1.06%(b)      1.35%      2.10%      2.10%        1.10%
Portfolio turnover (c).    225.88%       225.88%      225.88%        225.88%       607.84%    607.84%    607.84%      607.84%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                             Limited Maturity Bond Fund
                      ------------------------------------------------------------------------------------------------------------
                                        Year Ended                                       Year Ended
                                       June 30, 1996                                    June 30, 1995
                      ---------------------------------------------- --------------------------------------------------
                      Investor A Investor B Investor C Institutional Investor A Investor B Investor C (a) Institutional Investor A
                      ---------- ---------- ---------- ------------- ---------- ---------- -------------- ------------- ----------
Net Asset Value,
 Beginning of
 Period..........      $  9.71     $ 9.70     $ 9.53     $   9.71     $  9.57     $ 9.56       $ 9.35       $   9.57     $ 10.18
                       -------     ------     ------     --------     -------     ------       ------       --------     -------
Investment
 Activities
 Net investment
  income (loss)..         0.62       0.55       0.58         0.65        0.56       0.49         0.20           0.58        0.62
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.21)     (0.22)     (0.23)       (0.21)       0.13       0.12         0.17           0.13       (0.58)
                       -------     ------     ------     --------     -------     ------       ------       --------     -------
 Total from
  Investment
  Activities.....         0.41       0.33       0.35         0.44        0.69       0.61         0.37           0.71        0.04
                       -------     ------     ------     --------     -------     ------       ------       --------     -------
Distributions
 Net investment
  income.........        (0.62)     (0.55)     (0.58)       (0.65)      (0.55)     (0.47)       (0.19)         (0.57)      (0.61)
 In excess of net
  realized gains.        (0.01)       --         --         (0.01)        --         --           --             --        (0.04)
 Tax return of
  capital........        (0.01)     (0.02)       --         (0.01)        --         --           --             --          --
                       -------     ------     ------     --------     -------     ------       ------       --------     -------
 Total
  Distributions..        (0.64)     (0.57)     (0.59)       (0.67)      (0.55)     (0.47)       (0.19)         (0.57)      (0.65)
                       -------     ------     ------     --------     -------     ------       ------       --------     -------
Net Asset Value,
 End of Period...      $  9.48     $ 9.46     $ 9.29     $   9.48     $  9.71     $ 9.70       $ 9.53       $   9.71     $  9.57
                       =======     ======     ======     ========     =======     ======       ======       ========     =======
Total Return
 (excludes sales
 and redemption
 charges)........         4.37%      3.43%      3.71%        4.65%       7.53%      6.68%        3.58%(e)       7.76%       0.32%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $14,390     $1,547     $   11     $136,681     $18,930     $  892          --        $141,781     $24,907
Ratio of expenses
 to average net
 assets..........         1.09%      1.84%      1.82%        0.84%       1.05%      1.85%        1.18%(d)       0.84%       0.86%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         6.09%      5.35%      5.34%        6.32%       5.89%      5.14%        5.61%(d)       6.11%       6.22%
Ratio of expenses
 to average net
 assets*.........         1.33%      2.08%      2.02%        1.08%       1.36%      2.36%        1.18%(d)       1.11%       1.30%
Portfolio
 turnover (f)....       618.60%    618.60%    618.60%      618.60%     397.97%    397.97%      397.97%        397.97%     353.28%
                         Year Ended
                        June 30, 1994
                      -----------------------------
                      Investor B (b)  Institutional
                      --------------- -------------
Net Asset Value,
 Beginning of
 Period..........         $ 9.99        $  10.18
                      --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..           0.23            0.64
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          (0.44)          (0.59)
                      --------------- -------------
 Total from
  Investment
  Activities.....          (0.21)           0.05
                      --------------- -------------
Distributions
 Net investment
  income.........          (0.22)          (0.62)
 In excess of net
  realized gains.            --            (0.04)
 Tax return of
  capital........            --              --
                      --------------- -------------
 Total
  Distributions..          (0.22)          (0.66)
                      --------------- -------------
Net Asset Value,
 End of Period...         $ 9.56        $   9.57
                      =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........          (2.09)%(c)       0.43%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).         $  629        $156,678
Ratio of expenses
 to average net
 assets..........           1.78%(d)        0.76%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........           5.36%(d)        6.32%
Ratio of expenses
 to average net
 assets*.........           2.33%(d)        1.05%
Portfolio
 turnover (f)....         353.28%         353.28%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                         Intermediate Government Obligations Fund
                          -----------------------------------------------------------------------------
                                   Six Months Ended                             Year Ended
                                   November 30, 1999                           May 31, 1999
                          ---------------------------------------   -----------------------------------
                          Investor A   Investor B   Institutional   Investor A Investor B Institutional
                          ----------   ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....    $ 9.77       $9.74        $   9.76       $  9.88     $ 9.85     $   9.88
                            ------       -----        --------       -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.25        0.21            0.26          0.48       0.40         0.50
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.15)      (0.15)          (0.14)        (0.11)     (0.11)       (0.12)
                            ------       -----        --------       -------     ------     --------
 Total from Investment
  Activities............      0.10        0.06            0.12          0.37       0.29         0.38
                            ------       -----        --------       -------     ------     --------
Distributions
 Net investment income..     (0.25)      (0.21)          (0.26)        (0.48)     (0.40)       (0.50)
                            ------       -----        --------       -------     ------     --------
 Total Distributions....     (0.25)      (0.21)          (0.26)        (0.48)     (0.40)       (0.50)
                            ------       -----        --------       -------     ------     --------
Net Asset Value, End of
 Period.................    $ 9.62       $9.59        $   9.62       $  9.77     $ 9.74     $   9.76
                            ======       =====        ========       =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      0.99%(b)    0.61%(b)        1.23%(b)      3.83%      2.96%        4.01%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $7,680       $ 796        $102,725       $10,244     $1,255     $133,678
Ratio of expenses to
 average net assets.....      1.26%(c)    2.01%(c)        1.01%(c)      1.24%      1.99%        0.99%
Ratio of net investment
 income (loss) to
 average net assets.....      5.06%(c)    4.29%(c)        5.30%(c)      4.81%      4.05%        5.06%
Ratio of expenses to
 average net assets*....      1.31%(c)    2.06%(c)        1.06%(c)      1.33%      2.08%        1.08%
Portfolio turnover (a)..     29.39%      29.39%          29.39%        53.07%     53.07%       53.07%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   Intermediate Government Obligations Fund
                         --------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                            Year Ended
                                          May 31, 1998                                             June 30, 1997
                         -------------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B    Investor C    Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------    ----------    -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.73       $  9.71       $  9.54        $   9.73       $   9.70   $   9.67   $   9.52    $   9.71
                          -------       -------       -------        --------       --------   --------   --------    --------
Investment Activities
 Net investment income
  (loss)...............      0.49          0.43          0.40            0.52           0.52       0.45       0.45        0.55
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.16          0.15          0.18            0.16           0.04       0.03       0.02        0.03
                          -------       -------       -------        --------       --------   --------   --------    --------
 Total from Investment
  Activities...........      0.65          0.58          0.58            0.68           0.56       0.48       0.47        0.58
                          =======       =======       =======        ========       ========   ========   ========    ========
Distributions
 Net investment income.     (0.49)        (0.43)        (0.43)          (0.52)         (0.53)     (0.44)     (0.45)      (0.56)
 Tax return of capital.     (0.01)        (0.01)        (0.01)          (0.01)           --         --         --          --
                          -------       -------       -------        --------       --------   --------   --------    --------
 Total Distributions ..     (0.50)        (0.44)        (0.44)          (0.53)         (0.53)     (0.44)     (0.45)      (0.56)
                          -------       -------       -------        --------       --------   --------   --------    --------
Net Asset Value, End of
 Period ...............   $  9.88       $  9.85       $  9.68        $   9.88       $   9.73   $   9.71   $   9.54    $   9.73
                          =======       =======       =======        ========       ========   ========   ========    ========
Total Return (excludes
 sales and redemption
 charges)..............      6.78%(a)      6.07%(a)      6.19%(a)        7.03%(a)       5.91%      5.09%      5.03%       6.11%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $14,461       $ 1,852       $   235        $171,481       $ 18,552   $  1,972   $    194    $187,856
Ratio of expenses to
 average net assets....      1.22%(b)      1.97%(b)      1.96%(b)        0.97%(b)       1.23%      1.98%      1.99%       0.98%
Ratio of net investment
 income (loss) to
 average net assets....      5.42%(b)      4.67%(b)      4.67%(b)        5.67%(b)       5.41%      4.67%      4.69%       5.66%
Ratio of expenses to
 average net assets*...      1.31%(b)      2.06%(b)      2.05%(b)        1.06%(b)       1.32%      2.07%      2.07%       1.07%
Portfolio turnover (c).    774.28%       774.28%       774.28%         774.28%       1516.78%   1516.78%   1516.78%    1516.78%

- -------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                      Intermediate Government Obligations Fund
                      -------------------------------------------------------------------------------------------------
                                        Year Ended                                       Year Ended
                                       June 30, 1996                                    June 30, 1995
                      ---------------------------------------------- --------------------------------------------------
                      Investor A Investor B Investor C Institutional Investor A Investor B Investor C (a) Institutional
                      ---------- ---------- ---------- ------------- ---------- ---------- -------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.93     $ 9.89     $ 9.76     $   9.93     $  9.62     $ 9.60       $ 9.42       $   9.62
                       -------     ------     ------     --------     -------     ------       ------       --------
Investment Activ-
 ities
 Net investment
  income (loss)..         0.60       0.53       0.53         0.62        0.50       0.43         0.18           0.52
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.25)     (0.24)     (0.25)       (0.24)       0.31       0.30         0.33           0.31
                       -------     ------     ------     --------     -------     ------       ------       --------
 Total from
  Investment
  Activities.....         0.35       0.29       0.28         0.38        0.81       0.73         0.51           0.83
                       -------     ------     ------     --------     -------     ------       ------       --------
Distributions
 Net investment
  income.........        (0.58)     (0.51)     (0.52)       (0.60)      (0.50)     (0.44)       (0.17)         (0.52)
 In excess of net
  realized gains.          --         --         --           --          --         --           --             --
                       -------     ------     ------     --------     -------     ------       ------       --------
 Total Distribu-
  tions..........        (0.58)     (0.51)     (0.52)       (0.60)      (0.50)     (0.44)       (0.17)         (0.52)
                       -------     ------     ------     --------     -------     ------       ------       --------
Net Asset Value,
 End of Period...      $  9.70     $ 9.67     $ 9.52     $   9.71     $  9.93     $ 9.89       $ 9.76       $   9.93
                       =======     ======     ======     ========     =======     ======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         3.69%      2.93%      2.86%        3.95%       8.69%      7.84%        5.21%(e)       9.02%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $22,954     $1,843     $   80     $225,313     $27,521     $  977       $    9       $249,169
Ratio of expenses
 to average net
 assets..........         1.21%      1.96%      1.96%        0.96%       1.25%      2.06%        2.09%(d)       1.04%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.51%      4.78%      4.83%        5.76%       5.22%      4.41%        4.24%(d)       5.43%
Ratio of expenses
 to average net
 assets*.........         1.30%      2.05%      2.05%        1.05%       1.41%      2.42%        2.36%(d)       1.16%
Portfolio turn-
 over (f)........       916.39%    916.39%    916.39%      916.39%     549.13%    549.13%      549.13%        549.13%
                                    Year Ended
                                   June 30, 1994
                      -----------------------------------------
                      Investor A  Investor B (b)  Institutional
                      ----------- --------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.53        $10.14        $  10.53
                      ----------- --------------- -------------
Investment Activ-
 ities
 Net investment
  income (loss)..         0.59          0.21            0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.66)        (0.54)          (0.66)
                      ----------- --------------- -------------
 Total from
  Investment
  Activities.....        (0.07)        (0.33)          (0.06)
                      ----------- --------------- -------------
Distributions
 Net investment
  income.........        (0.59)        (0.21)          (0.60)
 In excess of net
  realized gains.        (0.25)          --            (0.25)
                      ----------- --------------- -------------
 Total Distribu-
  tions..........        (0.84)        (0.21)          (0.85)
                      ----------- --------------- -------------
Net Asset Value,
 End of Period...      $  9.62        $ 9.60        $   9.62
                      =========== =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........        (0.90)%       (3.31)%(c)      (0.80)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $36,106        $  531        $281,232
Ratio of expenses
 to average net
 assets..........         1.00%         1.92%(d)        0.90%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.80%         4.80%(d)        5.90%
Ratio of expenses
 to average net
 assets*.........         1.29%         2.32%(d)        1.04%
Portfolio turn-
 over (f)........       546.06%       546.06%         546.06%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                U.S. Government Income Fund
                          -------------------------------------------------------------------------------
                                   Six Months Ended                               Year Ended
                                   November 30, 1999                             May 31, 1999
                          -----------------------------------------   -----------------------------------
                          Investor A    Investor B    Institutional   Investor A Investor B Institutional
                          ----------    ----------    -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $  9.13       $  9.11        $   9.13       $  9.27    $  9.24     $   9.27
                           -------       -------        --------       -------    -------     --------
Investment Activities
 Net investment income
  (loss)................      0.26          0.22            0.27          0.55       0.47         0.57
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.17)        (0.17)          (0.17)        (0.14)     (0.13)       (0.14)
                           -------       -------        --------       -------    -------     --------
 Total from Investment
  Activities............      0.09          0.05            0.10          0.41       0.34         0.43
                           -------       -------        --------       -------    -------     --------
Distributions
 Net investment income..     (0.26)        (0.22)          (0.27)        (0.55)     (0.47)       (0.57)
                           -------       -------        --------       -------    -------     --------
 Total Distributions....     (0.26)        (0.22)          (0.27)        (0.55)     (0.47)       (0.57)
                           -------       -------        --------       -------    -------     --------
Net Asset Value, End of
 Period.................   $  8.96       $  8.94        $   8.96       $  9.13    $  9.11     $   9.13
                           =======       =======        ========       =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)...............      0.98%(b)      0.62%(b)        1.14%(b)      4.46%      3.76%        4.73%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $25,093       $11,839        $147,568       $38,190    $16,373     $150,113
Ratio of expenses to
 average net assets.....      1.08%(c)      1.83%(c)        0.83%(c)      1.00%      1.75%        0.75%
Ratio of net investment
 income (loss) to
 average net assets.....      5.74%(c)      4.99%(c)        6.01%(c)      5.92%      5.15%        6.15%
Ratio of expenses to
 average net assets*....      1.47%(c)      2.22%(c)        1.23%(c)      1.34%      2.09%        1.09%
Portfolio turnover (a)..     45.86%        45.86%          45.86%        52.60%     52.60%       52.60%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          U.S. Government Income Fund
                         -------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                           Year Ended
                                          May 31, 1998                                            June 30, 1997
                         ------------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B    Investor C   Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------    ----------   -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.15       $  9.13        $ 9.10       $   9.15       $  9.25    $  9.21     $ 9.19     $   9.25
                          -------       -------        ------       --------       -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.61          0.55          0.54           0.63          0.70       0.63       0.64         0.72
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.08          0.07          0.08           0.08         (0.10)     (0.09)     (0.11)       (0.10)
                          -------       -------        ------       --------       -------    -------     ------     --------
 Total from Investment
  Activities...........      0.69          0.62          0.62           0.71          0.60       0.54       0.53         0.62
                          -------       -------        ------       --------       -------    -------     ------     --------
Distributions
 Net investment income.     (0.53)        (0.47)        (0.47)         (0.55)        (0.59)     (0.52)     (0.50)       (0.61)
 Tax return of capital.     (0.04)        (0.04)        (0.04)         (0.04)        (0.11)     (0.10)     (0.12)       (0.11)
                          -------       -------        ------       --------       -------    -------     ------     --------
 Total Distributions...     (0.57)        (0.51)        (0.51)         (0.59)        (0.70)     (0.62)     (0.62)       (0.72)
                          -------       -------        ------       --------       -------    -------     ------     --------
Net Asset Value, End of
 Period................   $  9.27       $  9.24        $ 9.21       $   9.27       $  9.15    $  9.13     $ 9.10     $   9.15
                          =======       =======        ======       ========       =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      7.80%(a)      6.98%(a)      7.03%(a)       8.04%(a)      6.86%      6.06%      6.07%        6.91%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $54,710       $23,739        $  363       $161,567       $58,589    $23,448     $   69     $148,854
Ratio of expenses to
 average net assets....      1.00%(b)      1.75%(b)      1.74%(b)       0.75%(b)      1.02%      1.77%      1.77%        0.77%
Ratio of net investment
 income (loss) to
 average net assets....      7.20%(b)      6.45%(b)      6.34%(b)       7.44%(b)      7.64%      6.89%      6.89%        7.90%
Ratio of expenses to
 average net assets*...      1.34%(b)      2.09%(b)      2.08%(b)       1.09%(b)      1.36%      2.11%      2.11%        1.11%
Portfolio turnover (c).    278.94%       278.94%       278.94%        278.94%       499.53%    499.53%    499.53%      499.53%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                             U.S. Government Income Fund
                      ------------------------------------------------------------------------------------------------------------
                                        Year Ended                                       Year Ended
                                      June 30, 1996                                    June 30, 1995
                      ---------------------------------------------- --------------------------------------------------
                      Investor A Investor B Investor C Institutional Investor A Investor B Investor C (a) Institutional Investor A
                      ---------- ---------- ---------- ------------- ---------- ---------- -------------- ------------- ----------
Net Asset Value,
 Beginning of
 Period..........      $  9.42    $  9.39     $ 9.36     $   9.42     $  9.41     $ 9.38       $ 9.12       $   9.41     $ 10.04
                       -------    -------     ------     --------     -------     ------       ------       --------     -------
Investment
 Activities
 Net investment
  income (loss)..         0.73       0.66       0.66         0.75        0.75       0.68         0.28           0.76        0.74
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.17)     (0.18)     (0.17)       (0.17)        --        0.01         0.24           0.01       (0.64)
                       -------    -------     ------     --------     -------     ------       ------       --------     -------
 Total from
  Investment
  Activities.....         0.56       0.48       0.49         0.58        0.75       0.69         0.52           0.77        0.10
                       -------    -------     ------     --------     -------     ------       ------       --------     -------
Distributions
 Net investment
  income.........        (0.65)     (0.59)     (0.66)       (0.67)      (0.66)     (0.61)       (0.25)         (0.68)      (0.72)
 Tax return of
  capital........        (0.08)     (0.07)       --         (0.08)      (0.08)     (0.07)       (0.03)         (0.08)      (0.01)
                       -------    -------     ------     --------     -------     ------       ------       --------     -------
 Total
  Distributions..        (0.73)     (0.66)     (0.66)       (0.75)      (0.74)     (0.68)       (0.28)         (0.76)      (0.73)
                       -------    -------     ------     --------     -------     ------       ------       --------     -------
Net Asset Value,
 End of Period...      $  9.25    $  9.21     $ 9.19     $   9.25     $  9.42     $ 9.39       $ 9.36       $   9.42     $  9.41
                       =======    =======     ======     ========     =======     ======       ======       ========     =======
Total Return
 (excludes sales
 and redemption
 charges)........         5.97%      5.22%      5.25%        6.34%       8.46%      7.71%        5.26%(e)       8.70%       0.94%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $52,250    $19,556     $   70     $130,615     $50,931     $8,478       $   29       $110,190     $54,027
Ratio of expenses
 to average net
 assets..........         1.01%      1.76%      1.76%        0.76%       1.04%      1.83%        2.88%(d)       0.83%       0.82%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         7.70%      6.92%      6.92%        7.94%       8.03%      7.28%       11.54%(d)       8.25%       7.42%
Ratio of expenses
 to average net
 assets*.........         1.35%      2.10%      2.10%        1.10%       1.44%      2.44%        2.88%(d)       1.19%       1.36%
Portfolio
 turnover (f)....       348.01%    348.01%    348.01%      348.01%     114.71%    114.71%      114.71%        114.71%     102.24%
                         Year Ended
                        June 30, 1994
                      ----------------------------
                      Investor B (b) Institutional
                      -------------- -------------
Net Asset Value,
 Beginning of
 Period..........         $ 9.88       $  10.04
                      -------------- -------------
Investment
 Activities
 Net investment
  income (loss)..           0.28           0.74
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          (0.50)         (0.63)
                      -------------- -------------
 Total from
  Investment
  Activities.....          (0.22)          0.11
                      -------------- -------------
Distributions
 Net investment
  income.........          (0.27)         (0.73)
 Tax return of
  capital........          (0.01)         (0.01)
                      -------------- -------------
 Total
  Distributions..          (0.28)         (0.74)
                      -------------- -------------
Net Asset Value,
 End of Period...         $ 9.38       $   9.41
                      ============== =============
Total Return
 (excludes sales
 and redemption
 charges)........          -2.26%(c)       1.04%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).         $2,787       $101,506
Ratio of expenses
 to average net
 assets..........           1.77%(d)       0.72%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........           6.72%(d)       7.51%
Ratio of expenses
 to average net
 assets*.........           2.42%(d)       1.11%
Portfolio
 turnover (f)....         102.24%        102.24%

- -------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                        Bond Fund
                         -----------------------------------------------------------------------------
                                  Six Months Ended                             Year Ended
                                  November 30, 1999                           May 31, 1999
                         ---------------------------------------   -----------------------------------
                         Investor A   Investor B   Institutional   Investor A Investor B Institutional
                         ----------   ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 9.68       $ 9.69       $   9.73       $  9.99     $10.00     $  10.04
                           ------       ------       --------       -------     ------     --------
Investment Activities
 Net investment income
  (loss)................     0.27         0.23           0.28          0.52       0.46         0.56
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.24)       (0.23)         (0.24)        (0.28)     (0.29)       (0.29)
                           ------       ------       --------       -------     ------     --------
 Total from Investment
  Activities............     0.03         0.00           0.04          0.24       0.17         0.27
                           ------       ------       --------       -------     ------     --------
Distributions
 Net investment income..    (0.27)       (0.23)         (0.28)        (0.53)     (0.46)       (0.56)
 Net realized gains.....      --           --             --          (0.02)     (0.02)       (0.02)
                           ------       ------       --------       -------     ------     --------
Total Distributions.....    (0.27)       (0.23)         (0.28)        (0.55)     (0.48)       (0.58)
                           ------       ------       --------       -------     ------     --------
Net Asset Value, End of
 Period.................   $ 9.44       $ 9.46       $   9.49       $  9.68     $ 9.69     $   9.73
                           ======       ======       ========       =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............     0.32%(b)     0.06%(b)       0.47%(b)      2.55%      1.66%        2.70%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $8,191       $3,272       $336,473       $11,916     $4,548     $366,230
Ratio of expenses to
 average net assets.....     1.19%(c)     1.94%(c)       0.94%(c)      1.19%      1.94%        0.94%
Ratio of net investment
 income (loss) to
 average net assets.....     5.65%(c)     4.90%(c)       5.92%(c)      5.29%      4.53%        5.53%
Ratio of expenses to
 average net assets*....     1.24%(c)     1.99%(c)       0.99%(c)      1.28%      2.03%        1.03%
Portfolio turnover (a)..    53.86%       53.86%         53.86%       268.66%    268.66%      268.66%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinuishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                   Bond Fund
                         --------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                            Year Ended
                                          May 31, 1998                                             June 30, 1997
                         -------------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B    Investor C    Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------    ----------    -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  9.68       $  9.69       $  9.65        $   9.73       $  9.51    $  9.51    $  9.47     $   9.56
                          -------       -------       -------        --------       -------    -------    -------     --------
Investment Activities
 Net investment income
  (loss)...............      0.52          0.46          0.47            0.56          0.56       0.50       0.49         0.59
 Net realized and
  unrealized gains
  (losses) from
  investments..........      0.32          0.32          0.31            0.31          0.17       0.16       0.17         0.17
                          -------       -------       -------        --------       -------    -------    -------     --------
 Total from Investment
  Activities...........      0.84          0.78          0.78            0.87          0.73       0.66       0.66         0.76
                          -------       -------       -------        --------       -------    -------    -------     --------
Distributions
 Net investment income.     (0.53)        (0.47)        (0.47)          (0.56)        (0.56)     (0.48)     (0.48)       (0.59)
                          -------       -------       -------        --------       -------    -------    -------     --------
 Total Distributions...     (0.53)        (0.47)        (0.47)          (0.56)        (0.56)     (0.48)     (0.48)       (0.59)
                          -------       -------       -------        --------       -------    -------    -------     --------
Net Asset Value, End of
 Period................   $  9.99       $ 10.00       $  9.96        $  10.04       $  9.68    $  9.69    $  9.65     $   9.73
                          =======       =======       =======        ========       =======    =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)..............      8.83%(a)      8.18%(a)      8.11%(a)        9.15%(a)      7.92%      7.09%      7.15%        8.20%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $16,669       $ 6,423       $   595        $481,998       $19,760    $ 5,967    $   508     $492,102
Ratio of expenses to
 average net assets....      1.19%(b)      1.04%(b)      1.94%(b)        0.94%(b)      1.19%      1.94%      1.94%        0.94%
Ratio of net investment
 income (loss) to
 average net assets....      5.81%(b)      5.07%(b)      5.06%(b)        6.06%(b)      5.88%      5.15%      5.18%        6.13%
Ratio of expenses to
 average net assets*...      1.28%(b)      2.03%(b)      2.03%(b)        1.04%(b)      1.28%      2.03%      2.03%        1.03%
Portfolio turnover (c).    545.68%       545.68%       545.68%         545.68%       827.00%    827.00%    827.00%      827.00%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                                      Bond Fund
                      --------------------------------------------------------------------------------------------------
                                        Year Ended                                       Year Ended
                                      June 30, 1996                                    June 30, 1995
                      ---------------------------------------------- ---------------------------------------------------
                      Investor A Investor B Investor C Institutional Investor A Investor B Investor C (a)  Institutional
                      ---------- ---------- ---------- ------------- ---------- ---------- --------------  -------------
Net Asset Value,
 Beginning of
 Period..........      $  9.67    $  9.68    $  9.64     $   9.72     $  9.30    $  9.26      $  9.02        $   9.29
                       -------    -------    -------     --------     -------    -------      -------        --------
Investment
 Activities
 Net investment
  income (loss)..         0.57       0.50       0.50         0.59        0.58       0.52         0.22            0.61
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.16)     (0.17)     (0.17)       (0.16)       0.38       0.42         0.62            0.43
                       -------    -------    -------     --------     -------    -------      -------        --------
 Total from
  Investment
  Activities.....         0.41       0.33       0.33         0.43        0.96       0.94         0.84            1.04
                       -------    -------    -------     --------     -------    -------      -------        --------
Distributions
 Net investment
  income.........        (0.57)     (0.50)     (0.50)       (0.59)      (0.58)     (0.52)       (0.22)          (0.61)
 In excess of net
  realized gains.          --         --         --           --        (0.01)       --           --              --
                       -------    -------    -------     --------     -------    -------      -------        --------
 Total
  Distributions..        (0.57)     (0.50)     (0.50)       (0.59)      (0.59)     (0.52)       (0.22)          (0.61)
                       -------    -------    -------     --------     -------    -------      -------        --------
Net Asset Value,
 End of Period...      $  9.51    $  9.51    $  9.47     $   9.56     $  9.67    $  9.68      $  9.64        $   9.72
                       =======    =======    =======     ========     =======    =======      =======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         4.27%      3.46%      3.50%        4.49%      10.85%     10.62%        8.41%(e)       11.78%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $20,175    $ 4,426    $   210     $549,336     $17,572    $ 1,330      $    28        $509,189
Ratio of expenses
 to average net
 assets..........         1.19%      1.94%      1.91%        0.94%       1.24%      2.03%        1.99%(d)        1.02%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.71%      4.97%      5.00%        5.96%       6.32%      5.54%        5.62%(d)        6.54%
Ratio of expenses
 to average net
 assets*.........         1.28%      2.03%      2.03%        1.03%       1.39%      2.39%        2.26%(d)        1.14%
Portfolio
 turnover (f)....      1189.27%   1189.27%   1189.27%     1189.27%    1010.64%   1010.64%     1010.64%        1010.64%
                                    Year Ended
                                   June 30, 1994
                      -----------------------------------------
                      Investor A  Investor B (b)  Institutional
                      ----------- --------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 10.54        $ 9.95        $  10.53
                      ----------- --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.59          0.22            0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.72)        (0.70)          (0.72)
                      ----------- --------------- -------------
 Total from
  Investment
  Activities.....        (0.13)        (0.48)          (0.12)
                      ----------- --------------- -------------
Distributions
 Net investment
  income.........        (0.57)        (0.21)          (0.58)
 In excess of net
  realized gains.        (0.54)          --            (0.54)
                      ----------- --------------- -------------
 Total
  Distributions..        (1.11)        (0.21)          (1.12)
                      ----------- --------------- -------------
Net Asset Value,
 End of Period...      $  9.30        $ 9.26        $   9.29
                      =========== =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........        (1.62)%       (4.84)%(c)      (1.52)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $18,391        $  485        $469,903
Ratio of expenses
 to average net
 assets..........         0.98%         1.89%(d)        0.88%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         5.86%         5.34%(d)        5.97%
Ratio of expenses
 to average net
 assets*.........         1.27%         2.29%(d)        1.02%
Portfolio
 turnover (f)....       893.27%       893.27%         893.27%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(e) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               National Tax Exempt Bond Fund
                          -------------------------------------------------------------------------------
                                   Six Months Ended                               Year Ended
                                   November 30, 1999                             May 31, 1999
                          -----------------------------------------   -----------------------------------
                          Investor A    Investor B    Institutional   Investor A Investor B Institutional
                          ----------    ----------    -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....    $10.38        $10.36         $ 10.39        $10.53     $10.50      $ 10.53
                            ------        ------         -------        ------     ------      -------
Investment Activities
 Net investment income
  (loss)................      0.18          0.15            0.20          0.37       0.29         0.40
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.28)        (0.29)          (0.29)        (0.03)     (0.02)       (0.02)
                            ------        ------         -------        ------     ------      -------
 Total from Investment
  Activities............     (0.10)        (0.14)          (0.09)         0.34       0.27         0.38
                            ------        ------         -------        ------     ------      -------
Distributions
 Net investment income..     (0.18)        (0.15)          (0.20)        (0.37)     (0.29)       (0.40)
 Net realized gains.....       --            --              --          (0.12)     (0.12)       (0.12)
                            ------        ------         -------        ------     ------      -------
 Total Distributions....     (0.18)        (0.15)          (0.20)        (0.49)     (0.41)       (0.52)
                            ------        ------         -------        ------     ------      -------
Net Asset Value, End of
 Period.................    $10.10        $10.07         $ 10.10        $10.38     $10.36      $ 10.39
                            ======        ======         =======        ======     ======      =======
Total Return (excludes
 sales and redemption
 charges)...............     (0.92)%(b)    (1.38)%(b)      (0.88)%(b)     3.29%      2.53%        3.56%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $4,060        $  441         $81,719        $6,886     $  491      $96,946
Ratio of expenses to
 average net assets.....      1.12%(c)      1.87%(c)        0.87%(c)      1.02%      1.77%        0.77%
Ratio of net investment
 income (loss) to
 average
 net assets.............      3.63%(c)      2.89%(c)        3.89%(c)      3.51%      2.76%        3.76%
Ratio of expenses to
 average net assets*....      1.31%(c)      2.06%(c)        1.06%(c)      1.31%      2.06%        1.06%
Portfolio turnover (a)..     14.54%        14.54%          14.54%         6.67%      6.67%        6.67%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               National Tax Exempt Bond Fund
                          -----------------------------------------------------------------------------
                                  Eleven Months Ended                           Year Ended
                                      May 31, 1998                             June 30, 1997
                          ---------------------------------------   -----------------------------------
                          Investor A   Investor B   Institutional   Investor A Investor B Institutional
                          ----------   ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....    $10.53       $10.51       $  10.54        $10.43     $10.39     $  10.43
                            ------       ------       --------        ------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.35         0.28           0.37          0.44       0.36         0.46
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.22         0.21           0.21          0.12       0.13         0.14
                            ------       ------       --------        ------     ------     --------
 Total from Investment
  Activities............      0.57         0.49           0.58          0.56       0.49         0.60
                            ------       ------       --------        ------     ------     --------
Distributions
 Net investment income..     (0.39)       (0.32)         (0.41)        (0.41)     (0.32)       (0.44)
 Net realized gains.....     (0.18)       (0.18)         (0.18)        (0.05)     (0.05)       (0.05)
                            ------       ------       --------        ------     ------     --------
 Total Distributions....     (0.57)       (0.50)         (0.59)        (0.46)     (0.37)       (0.49)
                            ------       ------       --------        ------     ------     --------
Net Asset Value, End of
 Period.................    $10.53       $10.50       $  10.53        $10.53     $10.51     $  10.54
                            ======       ======       ========        ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      5.46%(a)     4.75%(a)       5.71%(a)      5.47%      4.81%        5.89%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $9,502       $  706       $123,856        $9,601     $  993     $134,579
Ratio of expenses to
 average net assets.....      1.02%(b)     1.77%(b)       0.77%(b)      1.06%      1.81%        0.81%
Ratio of net investment
 income (loss) to
 average net assets.....      3.64%(b)     2.89%(b)       3.89%(b)      4.19%      3.43%        4.41%
Ratio of expenses to
 average net assets*....      1.31%(b)     2.06%(b)       1.07%(b)      1.35%      2.10%        1.10%
Portfolio turnover (c)..     85.56%       85.56%         85.56%        48.83%     48.83%       48.83%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                        National Tax Exempt Bond Fund
                      ----------------------------------------------------------------------------------------------------
                                  Year Ended                                   Year Ended
                                 June 30, 1996                                June 30, 1995
                      ----------------------------------- -----------------------------------------------------
                      Investor A Investor B Institutional Investor A Investor B Investor C (a)(b) Institutional Investor A
                      ---------- ---------- ------------- ---------- ---------- ----------------- ------------- ----------
Net Asset Value,
 Beginning of
 Period..........       $10.39     $10.36     $  10.39     $ 10.29     $10.26        $ 9.88         $  10.29     $ 10.92
                        ------     ------     --------     -------     ------        ------         --------     -------
Investment
 Activities
 Net investment
  income (loss)..         0.41       0.33         0.43        0.41       0.33         (0.03)            0.46        0.40
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.03       0.03         0.04        0.27       0.27          0.65             0.27       (0.31)
                        ------     ------     --------     -------     ------        ------         --------     -------
 Total from
  Investment
  Activities.....         0.44       0.36         0.47        0.68       0.60          0.62             0.73        0.09
                        ------     ------     --------     -------     ------        ------         --------     -------
Distributions
 Net investment
  income.........        (0.40)     (0.33)       (0.43)      (0.41)     (0.33)        (0.14)           (0.46)      (0.39)
 Net realized
  gains..........          --         --           --          --         --            --               --        (0.21)
 In excess of net
  realized gains.          --         --           --        (0.17)     (0.17)        (0.16)           (0.17)      (0.12)
                        ------     ------     --------     -------     ------        ------         --------     -------
 Total
  Distributions..        (0.40)     (0.33)       (0.43)      (0.58)     (0.50)        (0.30)           (0.63)      (0.72)
                        ------     ------     --------     -------     ------        ------         --------     -------
Net Asset Value,
 End of Period...       $10.43     $10.39     $  10.43     $ 10.39     $10.36        $10.20         $  10.39     $ 10.29
                        ======     ======     ========     =======     ======        ======         ========     =======
Total Return
 (excludes sales
 and redemption
 charges)........         4.29%      3.48%        4.55%       7.02%      6.17%         3.47%(f)         7.25%       0.71%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).       $7,835     $  735     $132,527     $11,378     $  447           --          $134,784     $13,123
Ratio of expenses
 to average net
 assets..........         1.05%      1.80%        0.80%       1.02%      1.80%         0.71%(e)         0.80%       0.87%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         3.85%      3.11%        4.10%       4.00%      3.22%        (0.54)%(e)        4.21%       3.72%
Ratio of expenses
 to average net
 assets*.........         1.34%      2.09%        1.09%       1.33%      2.33%         0.71%(e)         1.08%       1.32%
Portfolio
 turnover (g)....        47.46%     47.46%       47.46%      35.15%     35.15%        35.15%           35.15%      44.39%
                         Year Ended
                        June 30, 1994
                      -----------------------------
                      Investor B (c)  Institutional
                      --------------- -------------
Net Asset Value,
 Beginning of
 Period..........         $10.76        $  10.92
                      --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..           0.13            0.41
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          (0.50)          (0.31)
                      --------------- -------------
 Total from
  Investment
  Activities.....          (0.37)           0.10
                      --------------- -------------
Distributions
 Net investment
  income.........          (0.13)          (0.40)
 Net realized
  gains..........            --            (0.21)
 In excess of net
  realized gains.            --            (0.12)
                      --------------- -------------
 Total
  Distributions..          (0.13)          (0.73)
                      --------------- -------------
Net Asset Value,
 End of Period...         $10.26        $  10.29
                      =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........          (3.41)%(d)       0.81%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).         $  359        $147,687
Ratio of expenses
 to average net
 assets..........           1.80%(e)        0.77%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........           2.88%(e)        3.83%
Ratio of expenses
 to average net
 assets*.........           2.37%(e)        1.06%
Portfolio
 turnover (g)....          44.39%          44.39%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There was only one share outstanding for the Investor C shares at June 30, 1995.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.

(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               Michigan Municipal Bond Fund
                          ---------------------------------------------------------------------------------
                                   Six Months Ended                                 Year Ended
                                   November 30, 1999                               May 31, 1999
                          ------------------------------------------    -----------------------------------
                          Investor A     Investor B    Institutional    Investor A Investor B Institutional
                          ----------     ----------    -------------    ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 10.91         $10.92        $  10.91        $ 11.06     $11.07     $  11.06
                           -------         ------        --------        -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.22           0.18            0.23           0.44       0.36         0.47
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.35)         (0.35)          (0.34)         (0.08)     (0.08)       (0.08)
                           -------         ------        --------        -------     ------     --------
 Total from Investment
  Activities............     (0.13)         (0.17)          (0.11)          0.36       0.28         0.39
                           -------         ------        --------        -------     ------     --------
Distributions
 Net investment income..     (0.22)         (0.18)          (0.23)         (0.44)     (0.36)       (0.47)
 Net realized gains.....       --             --              --           (0.07)     (0.07)       (0.07)
                           -------         ------        --------        -------     ------     --------
 Total Distributions....     (0.22)         (0.18)          (0.23)         (0.51)     (0.43)       (0.54)
                           -------         ------        --------        -------     ------     --------
Net Asset Value, End of
 Period.................   $ 10.56         $10.57        $  10.57        $ 10.91     $10.92     $  10.91
                           =======         ======        ========        =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............     (1.20)%(b)     (1.57)%(b)      (0.98)%(b)      3.38%      2.52%        3.54%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $21,274         $2,236        $173,788        $28,305     $3,217     $192,536
Ratio of expenses to
 average net assets.....      1.07%(c)       1.81%(c)        0.82%(c)       1.01%      1.76%        0.76%
Ratio of net investment
 income (loss) to
 average net assets.....      4.09%(c)       3.34%(c)        4.35%(c)       3.96%      3.21%        4.21%
Ratio of expenses to
 average net assets*....      1.25%(c)       2.00%(c)        1.01%(c)       1.29%      2.05%        1.05%
Portfolio turnover (a)..      4.39%          4.39%           4.39%          6.52%      6.52%        6.52%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               Michigan Municipal Bond Fund
                          ------------------------------------------------------------------------------
                                  Eleven Months Ended                            Year Ended
                                     May 31, 1998                               June 30, 1997
                          ----------------------------------------   -----------------------------------
                          Investor A    Investor B   Institutional   Investor A Investor B Institutional
                          ----------    ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 10.89        $10.90       $  10.89       $ 10.76     $10.76     $  10.77
                           -------        ------       --------       -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.42          0.34           0.44          0.49       0.41         0.51
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.23          0.23           0.23          0.14       0.13         0.14
                           -------        ------       --------       -------     ------     --------
 Total from Investment
  Activities............      0.65          0.57           0.67          0.63       0.54         0.65
                           -------        ------       --------       -------     ------     --------
Distributions
 Net investment income..     (0.45)        (0.37)         (0.47)        (0.46)     (0.36)       (0.49)
 Net realized gains.....     (0.03)        (0.03)         (0.03)        (0.04)     (0.04)       (0.04)
                           -------        ------       --------       -------     ------     --------
 Total Distributions....     (0.48)        (0.40)         (0.50)        (0.50)     (0.40)       (0.53)
                           -------        ------       --------       -------     ------     --------
Net Asset Value, End of
 Period ................   $ 11.06        $11.07       $  11.06       $ 10.89     $10.90     $  10.89
                           =======        ======       ========       =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      5.96%(a)      5.32%(a)       6.30%(a)      5.89%      5.05%        6.11%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $38,536        $3,983       $206,246       $38,302     $3,503     $194,950
Ratio of expenses to
 average net assets.....      0.99%(b)      1.74%(b)       0.74%(b)      1.01%      1.76%        0.76%
Ratio of net investment
 income (loss) to
 average net assets.....      4.09%(b)      3.34%(b)       4.34%(b)      4.48%      3.73%        4.73%
Ratio of expenses to
 average net assets*....      1.28%(b)      2.03%(b)       1.03%(b)      1.30%      2.05%        1.05%
Portfolio turnover (c)..     26.24%        26.24%         26.24%        28.48%     28.48%       28.48%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                         Michigan Municipal Bond Fund
                       ----------------------------------------------------------------------------------------------------
                                   Year Ended                                   Year Ended
                                  June 30, 1996                              November 30, 1995
                       ----------------------------------- -----------------------------------------------------
                       Investor A Investor B Institutional Investor A Investor B Investor C (a)(b) Institutional Investor A
                       ---------- ---------- ------------- ---------- ---------- ----------------- ------------- ----------
 Net Asset Value,
  Beginning of
  Period..........      $ 10.75     $10.75     $  10.76     $ 10.53     $10.52        $10.11         $  10.53     $ 10.97
                        -------     ------     --------     -------     ------        ------         --------     -------
 Investment
  Activities
 Net investment
  income (loss)...         0.47       0.40         0.50        0.48       0.40         (0.02)            0.50        0.47
 Net realized and
  unrealized gains
  (losses) from
  investments.....         0.04       0.04         0.04        0.23       0.24          0.62             0.25       (0.36)
                        -------     ------     --------     -------     ------        ------         --------     -------
  Total from
   Investment
   Activities.....         0.51       0.44         0.54        0.71       0.64          0.60             0.75        0.11
                        -------     ------     --------     -------     ------        ------         --------     -------
 Distributions
 Net investment
  income..........        (0.47)     (0.40)       (0.50)      (0.48)     (0.40)          --             (0.50)      (0.45)
 Net realized
  gains...........        (0.03)     (0.03)       (0.03)      (0.01)     (0.01)        (0.17)           (0.02)      (0.01)
 In excess of net
  realized gains..          --         --           --          --         --            --               --        (0.09)
                        -------     ------     --------     -------     ------        ------         --------     -------
  Total
   Distributions..        (0.50)     (0.43)       (0.53)      (0.49)     (0.41)        (0.17)           (0.52)      (0.55)
                        -------     ------     --------     -------     ------        ------         --------     -------
 Net Asset Value,
  End of Period...      $ 10.76     $10.76     $  10.77     $ 10.75     $10.75        $10.54         $  10.76     $ 10.53
                        =======     ======     ========     =======     ======        ======         ========     =======
 Total Return
  (excludes sales
  and redemption
  charges)........         4.87%      4.13%        5.12%       6.99%      6.28%         3.39%(f)         7.33%       0.92%
 Ratios/Supplementary
  Data:
 Net Assets at end
  of period (000).      $36,681     $3,565     $185,191     $37,874     $2,270           --          $176,068     $42,204
 Ratio of expenses
  to average net
  assets..........         1.02%      1.77%        0.77%       1.00%      1.78%         0.48%(e)         0.78%       0.85%
 Ratio of net
  investment
  income (loss) to
  average net
  assets..........         4.32%      3.57%        4.57%       4.57%      3.80%        (0.32)%(e)        4.79%       4.25%
 Ratio of expenses
  to average net
  assets*.........         1.31%      2.06%        1.06%       1.32%      2.32%         0.48%(e)         1.07%       1.29%
 Portfolio
  turnover (g)....        27.66%     27.66%       27.66%      26.06%     26.06%        26.06%           26.06%       6.69%
                          Year Ended
                         June 30, 1994
                       -----------------------------
                       Investor B (c)  Institutional
                       --------------- -------------
 Net Asset Value,
  Beginning of
  Period..........         $11.09        $  10.97
                       --------------- -------------
 Investment
  Activities
 Net investment
  income (loss)...           0.16            0.48
 Net realized and
  unrealized gains
  (losses) from
  investments.....          (0.57)          (0.36)
                       --------------- -------------
  Total from
   Investment
   Activities.....          (0.41)           0.12
                       --------------- -------------
 Distributions
 Net investment
  income..........          (0.16)          (0.46)
 Net realized
  gains...........            --            (0.01)
 In excess of net
  realized gains..            --            (0.09)
                       --------------- -------------
  Total
   Distributions..          (0.16)          (0.56)
                       --------------- -------------
 Net Asset Value,
  End of Period...         $10.52        $  10.53
                       =============== =============
 Total Return
  (excludes sales
  and redemption
  charges)........          (3.69)%(d)       1.02%
 Ratios/Supplementary
  Data:
 Net Assets at end
  of period (000).         $1,302        $181,051
 Ratio of expenses
  to average net
  assets..........           1.77%(e)        0.75%
 Ratio of net
  investment
  income (loss) to
  average net
  assets..........           3.51%(e)        4.35%
 Ratio of expenses
  to average net
  assets*.........           2.32%(e)        1.04%
 Portfolio
  turnover (g)....           6.69%           6.69%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There was only one share outstanding for the Investor C shares at June 30, 1995.
(b) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(c) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(d) Not annualized.
(e) Annualized.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    Equity Income Fund
                          -------------------------------------------------------------------------
                                   Six Months Ended                         Year Ended
                                   November 30, 1999                       May 31, 1999
                          ------------------------------------- -----------------------------------
                          Investor A  Investor B  Institutional Investor A Investor B Institutional
                          ----------  ----------  ------------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....  $   18.30   $   18.15     $   18.20    $ 18.78    $ 18.68     $  18.69
                          ---------   ---------     ---------    -------    -------     --------
Investment Activities
 Net investment income
  (loss)................       0.10        0.03          0.12       0.22       0.09         0.27
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (1.66)      (1.64)        (1.66)      1.76       1.75         1.75
                          ---------   ---------     ---------    -------    -------     --------
 Total from Investment
  Activities............      (1.56)      (1.61)        (1.54)      1.98       1.84         2.02
                          ---------   ---------     ---------    -------    -------     --------
Distributions
 Net investment income..      (0.09)      (0.04)        (0.11)     (0.22)     (0.13)       (0.27)
 Net realized gains.....        --          --            --       (2.24)     (2.24)       (2.24)
                          ---------   ---------     ---------    -------    -------     --------
 Total Distributions....      (0.09)      (0.04)        (0.11)     (2.46)     (2.37)       (2.51)
                          ---------   ---------     ---------    -------    -------     --------
Net Asset Value, End of
 Period.................  $   16.65   $   16.50     $   16.55    $ 18.30    $ 18.15     $  18.20
                          =========   =========     =========    =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)...............  (8.55)%(b)  (8.91)%(b)    (8.48)%(b)     12.06%     11.22%       12.40%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........  $  59,675   $  17,749     $ 177,506    $82,733    $22,456     $221,399
Ratio of expenses to
 average net assets.....    1.56%(c)    2.31%(c)      1.31%(c)      1.59%      2.34%        1.34%
Ratio of net investment
 income (loss) to
 average net assets.....    1.09%(c)    0.36%(c)      1.36%(c)      1.23%      0.48%        1.49%
Portfolio turnover (a)..      21.53%      21.53%        21.53%     51.09%     51.09%       51.09%

- -------
 (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinuishing between classes of shares issued.
 (b) Not annualized.
 (c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                              Equity Income Fund
                         -------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                           Year Ended
                                          May 31, 1998                                            June 30, 1997
                         ------------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B    Investor C   Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------    ----------   -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $  19.20      $ 19.14        $19.23       $  19.13       $ 17.31    $ 17.27     $17.36     $  17.30
                          --------      -------        ------       --------       -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss)...............       0.25         0.11          0.11           0.29          0.29       0.16       0.15         0.34
 Net realized and
  unrealized gains
  (losses) from
  investments..........       2.72         2.71          2.72           2.70          3.57       3.57       3.58         3.51
                          --------      -------        ------       --------       -------    -------     ------     --------
 Total from Investment
  Activities...........       2.97         2.82          2.83           2.99          3.86       3.73       3.73         3.85
                          --------      -------        ------       --------       -------    -------     ------     --------
Distributions
 Net investment income.      (0.21)       (0.10)        (0.09)         (0.25)        (0.28)     (0.17)     (0.17)       (0.33)
 Net realized gains....      (3.18)       (3.18)        (3.18)         (3.18)        (1.69)     (1.69)     (1.69)       (1.69)
                          --------      -------        ------       --------       -------    -------     ------     --------
 Total Distributions...      (3.39)       (3.28)        (3.27)         (3.43)        (1.97)     (1.86)     (1.86)       (2.02)
                          --------      -------        ------       --------       -------    -------     ------     --------
Net Asset Value, End of
 Period................   $  18.78      $ 18.68        $18.79       $  18.69       $ 19.20    $ 19.14     $19.23     $  19.13
                          ========      =======        ======       ========       =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............      17.08%(a)    16.28%(a)     16.22%(a)      17.31%(a)     23.81%     22.96%     22.86%       23.80%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $104,503      $27,767        $1,094       $281,395       $99,423    $21,038     $  778     $315,878
Ratio of expenses to
 average net assets....       1.58%(b)     2.33%(b)      2.33%(b)       1.33%(b)      1.58%      2.33%      2.33%        1.33%
Ratio of net investment
 income (loss) to
 average net assets....       1.39%(b)     0.64%(b)      0.63%(b)       1.65%(b)      1.62%      0.88%      0.88%        1.89%
Portfolio turnover (c).      18.62%       18.62%        18.62%         18.62%        20.14%     20.14%     20.14%       20.14%

- -------
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                                 Equity Income Fund
                      -------------------------------------------------------------------------------------------------------
                                        Year Ended                                             Year Ended
                                      June 30, 1996                                          June 30, 1995
                      ---------------------------------------------------  --------------------------------------------------
                      Investor A   Investor B   Investor C  Institutional  Investor A Investor B Investor C (a) Institutional
                      ----------   ----------   ----------  -------------  ---------- ---------- -------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 14.49      $ 14.47       $14.54      $  14.49      $ 13.50     $13.49       $13.38       $  13.50
                       -------      -------       ------      --------      -------     ------       ------       --------
Investment
 Activities
 Net investment
  income (loss)..         0.30         0.19         0.19          0.34         0.36       0.26         0.11           0.39
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         3.27         3.25         3.27          3.26         1.00       0.99         1.17           1.00
                       -------      -------       ------      --------      -------     ------       ------       --------
 Total from
  Investment
  Activities.....         3.57         3.44         3.46          3.60         1.36       1.25         1.28           1.39
                       -------      -------       ------      --------      -------     ------       ------       --------
Distributions
 Net investment
  income.........        (0.30)       (0.19)       (0.19)        (0.34)       (0.36)     (0.26)       (0.11)         (0.39)
 In excess of net
  investment
  income.........           --           --           --            --        (0.01)     (0.01)       (0.01)         (0.01)
 Net realized
  gains..........        (0.45)       (0.45)       (0.45)        (0.45)          --         --           --             --
 In excess of net
  realized gains.           --           --           --            --           --         --           --             --
                       =======      =======       ======      ========      =======     ======       ======       ========
Total
 Distributions...        (0.75)       (0.64)       (0.64)        (0.79)       (0.37)     (0.27)       (0.12)         (0.40)
                       =======      =======       ======      ========      =======     ======       ======       ========
Net Asset Value,
 End of Period...      $ 17.31      $ 17.27       $17.36      $  17.30      $ 14.49     $14.47       $14.54       $  14.49
                       =======      =======       ======      ========      =======     ======       ======       ========
 Total Return
  (excludes sales
  and redemption
  charges).......        25.05%       24.11%       24.17%        25.30%       10.32%      9.41%        9.71%(e)      10.55%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $82,396      $12,590       $  164      $337,318      $71,063     $7,131       $   25       $346,164
Ratio of expenses
 to average net
 assets..........         1.57%        2.32%        2.32%         1.32%        1.54%      2.32%        2.30%(d)       1.32%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         1.86%        1.11%        1.11%         2.11%        2.65%      1.86%        1.88%(d)       2.86%
Ratio of expenses
 to average net
 assets*.........             (f)          (f)          (f)           (f)      1.57%      2.57%        2.55%(d)       1.32%
Portfolio
 turnover (g)....        40.75%       40.75%       40.75%        40.75%       77.70%     77.70%       77.70%         77.70%
                                    Year Ended
                                   June 30, 1994
                      -----------------------------------------
                      Investor A  Investor B (b)  Institutional
                      ----------- --------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 14.69        $14.92        $  14.69
                      ----------- --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.37          0.13            0.39
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        (0.56)        (1.43)          (0.56)
                      ----------- --------------- -------------
 Total from
  Investment
  Activities.....        (0.19)        (1.30)          (0.17)
                      ----------- --------------- -------------
Distributions
 Net investment
  income.........        (0.37)        (0.13)          (0.39)
 In excess of net
  investment
  income.........           --            --              --
 Net realized
  gains..........        (0.24)           --           (0.24)
 In excess of net
  realized gains.        (0.39)           --           (0.39)
                      =========== =============== =============
Total
 Distributions...        (1.00)        (0.13)          (1.02)
                      =========== =============== =============
Net Asset Value,
 End of Period...      $ 13.50        $13.49        $  13.50
                      =========== =============== =============
 Total Return
  (excludes sales
  and redemption
  charges).......        (1.63)%       (8.76)%(c)      (1.53)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $76,108        $3,836        $355,538
Ratio of expenses
 to average net
 assets..........         1.40%         2.33%(d)        1.30%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         2.56%         1.87%(d)        2.64%
Ratio of expenses
 to average net
 assets*.........         1.55%         2.59%(d)        1.30%
Portfolio
 turnover (g)....        69.35%        69.35%          69.35%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(d) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) No fees were waived during this period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 Balanced Allocation Fund
                          ------------------------------------------------------------------------------
                                   Six Months Ended                              Year Ended
                                   November 30, 1999                            May 31, 1999
                          ----------------------------------------   -----------------------------------
                          Investor A    Investor B   Institutional   Investor A Investor B Institutional
                          ----------    ----------   -------------   ---------- ---------- -------------
Net Asset Value,
 Beginning of Period....   $ 13.52        $13.52       $  13.50       $ 13.82     $13.81     $  13.80
                           -------        ------       --------       -------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.37          0.26           0.50          0.27       0.18         0.31
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....      1.30          1.36           1.19          0.07       0.07         0.07
                           -------        ------       --------       -------     ------     --------
 Total from Investment
  Activities............      1.67          1.62           1.69          0.34       0.25         0.38
                           -------        ------       --------       -------     ------     --------
Distributions
 Net investment income..     (0.13)        (0.08)         (0.15)        (0.27)     (0.17)       (0.31)
 Net realized gains.....       --            --             --          (0.37)     (0.37)       (0.37)
                           -------        ------       --------       -------     ------     --------
 Total Distributions....     (0.13)        (0.08)         (0.15)        (0.64)     (0.54)       (0.68)
                           -------        ------       --------       -------     ------     --------
Net Asset Value, End of
 Period.................   $ 15.06        $15.06       $  15.04       $ 13.52     $13.52     $  13.50
                           =======        ======       ========       =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............     12.42%(b)     12.00%(b)      12.58%(b)      2.47%      1.72%        2.73%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $14,370        $5,248       $149,013       $15,760     $5,723     $177,203
Ratio of expenses to
 average net assets.....      1.39%(c)      2.14%(c)       1.14%(c)      1.36%      2.11%        1.11%
Ratio of net investment
 income (loss) to
 average net assets.....      1.70%(c)      0.95%(c)       1.95%(c)      2.05%      1.30%        2.31%
Ratio of expenses to
 average net assets*....      1.56%(c)      2.31%(c)       1.31%(c)      1.61%      2.36%        1.36%
Portfolio turnover (c)..     69.88%        69.88%         69.88%       158.56%    158.56%      158.56%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           Balanced Allocation Fund
                         ------------------------------------------------------------------------------------------------------
                                      Eleven Months Ended                                          Year Ended
                                          May 31, 1998                                           June 30, 1997
                         -----------------------------------------------------   ----------------------------------------------
                         Investor A    Investor B   Investor C   Institutional   Investor A Investor B Investor C Institutional
                         ----------    ----------   ----------   -------------   ---------- ---------- ---------- -------------
Net Asset Value,
 Beginning of Period...   $ 13.00        $13.00       $12.92       $  12.99       $ 13.37     $13.36     $13.28     $  13.37
                          -------        ------       ------       --------       -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)...............      0.29          0.19         0.18           0.32          0.32       0.21       0.21         0.35
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies...      1.21          1.21         1.21           1.20          1.12       1.13       1.14         1.12
                          -------        ------       ------       --------       -------     ------     ------     --------
 Total from Investment
  Activities...........      1.50          1.40         1.39           1.52          1.44       1.34       1.35         1.47
                          -------        ------       ------       --------       -------     ------     ------     --------
Distributions
 Net investment income.     (0.32)        (0.23)       (0.23)         (0.35)        (0.33)     (0.22)     (0.23)       (0.37)
 Net realized gains....     (0.36)        (0.36)       (0.36)         (0.36)        (1.48)     (1.48)     (1.48)       (1.48)
                          -------        ------       ------       --------       -------     ------     ------     --------
 Total Distributions...     (0.68)        (0.59)       (0.59)         (0.71)        (1.81)     (1.70)     (1.71)       (1.85)
                          -------        ------       ------       --------       -------     ------     ------     --------
 Net Asset Value, End
  of Period............   $ 13.82        $13.81       $13.72       $  13.80       $ 13.00     $13.00     $12.92     $  12.99
                          =======        ======       ======       ========       =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)..............     11.87%(a)     11.05%(a)    11.04%(a)      12.06%(a)     11.61%     10.82%     10.90%       11.86%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)..........   $19,404        $7,988       $  927       $262,533       $18,826     $6,299     $  795     $245,347
Ratio of expenses to
 average net assets....      1.36%(b)      2.11%(b)     2.11%(b)       1.12%(b)      1.36%      2.11%      2.11%        1.10%
Ratio of net investment
 income (loss) to
 average net assets....      2.32%(b)      1.57%(b)     1.56%(b)       2.57%(b)      2.47%      1.73%      1.75%        2.77%
Ratio of expenses to
 average net assets*...      1.62%(b)      2.37%(b)     2.37%(b)       1.37%(b)      1.61%      2.36%      2.36%        1.36%
Portfolio turnover (c).    117.80%       117.80%      117.80%        117.80%       425.05%    425.05%    425.05%      425.05%

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                              Balanced Allocation Fund
                      -------------------------------------------------------------------------------------------------
                                        Year Ended                                       Year Ended
                                      June 30, 1996                                    June 30, 1995
                      ---------------------------------------------- --------------------------------------------------
                      Investor A Investor B Investor C Institutional Investor A Investor B Investor C (a) Institutional
                      ---------- ---------- ---------- ------------- ---------- ---------- -------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 12.19     $12.18     $12.12     $  12.19     $ 10.67     $10.67       $11.13        $ 10.67
                       -------     ------     ------     --------     -------     ------       ------        -------
Investment
 Activities
 Net investment
  income (loss)..         0.32       0.23       0.24         0.36        0.28       0.20         0.09           0.31
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....         1.74       1.74       1.71         1.74        1.69       1.67         1.16           1.68
                       -------     ------     ------     --------     -------     ------       ------        -------
 Total from
  Investment
  Activities.....         2.06       1.97       1.95         2.10        1.97       1.87         1.25           1.99
                       -------     ------     ------     --------     -------     ------       ------        -------
Distributions
 Net investment
  income.........        (0.31)     (0.22)     (0.22)       (0.35)      (0.29)     (0.20)       (0.10)         (0.31)
 Net realized
  gains..........        (0.57)     (0.57)     (0.57)       (0.57)      (0.01)     (0.06)         --           (0.03)
 In excess of net
  realized gains.          --         --         --           --        (0.15)     (0.10)       (0.16)         (0.13)
                       -------     ------     ------     --------     -------     ------       ------        -------
 Total
  Distributions..        (0.88)     (0.79)     (0.79)       (0.92)      (0.45)     (0.36)       (0.26)         (0.47)
                       -------     ------     ------     --------     -------     ------       ------        -------
Net Asset Value,
 End of Period...      $ 13.37     $13.36     $13.28     $  13.37     $ 12.19     $12.18       $12.12        $ 12.19
                       =======     ======     ======     ========     =======     ======       ======        =======
Total Return
 (excludes sales
 and redemption
 charges)........        17.51%     16.71%     16.61%       17.81%      18.96%     17.96%       17.53%(e)      19.22%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $17,097     $4,278     $  362     $113,493     $12,849     $1,291       $  114        $89,294
Ratio of expenses
 to average net
 assets..........         1.41%      2.16%      2.16%        1.16%       1.47%      2.25%        2.16%(d)       1.25%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         2.37%      1.64%      1.65%        2.62%       2.54%      1.74%        1.65%(d)       2.75%
Ratio of expenses
 to average net
 assets*.........         1.66%      2.45%      2.41%        1.41%       1.78%      2.77%        2.68%(d)       1.52%
Portfolio
 turnover (f)....       437.90%    437.90%    437.90%      437.90%     250.66%    250.66%      250.66%        250.66%
                                    Year Ended
                                   June 30, 1994
                      -----------------------------------------
                      Investor A  Investor B (b)  Institutional
                      ----------- --------------- -------------
Net Asset Value,
 Beginning of
 Period..........      $ 11.09        $11.71         $ 11.08
                      ----------- --------------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.26          0.10            0.27
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....        (0.43)        (1.05)          (0.41)
                      ----------- --------------- -------------
 Total from
  Investment
  Activities.....        (0.17)        (0.95)          (0.14)
                      ----------- --------------- -------------
Distributions
 Net investment
  income.........        (0.25)        (0.09)          (0.27)
 Net realized
  gains..........          --            --              --
 In excess of net
  realized gains.          --            --              --
                      ----------- --------------- -------------
 Total
  Distributions..        (0.25)        (0.09)          (0.27)
                      ----------- --------------- -------------
Net Asset Value,
 End of Period...      $ 10.67        $10.67         $ 10.67
                      =========== =============== =============
Total Return
 (excludes sales
 and redemption
 charges)........        (1.63)%       (8.16)%(c)      (1.44)%
Ratios/Supplementary
 Data:
Net Assets at end
 of period (000).      $11,901        $  744         $71,427
Ratio of expenses
 to average net
 assets..........         1.18%         2.05%(d)        1.09%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         2.38%         1.94%(d)        2.49%
Ratio of expenses
 to average net
 assets*.........         1.63%         2.61%(d)        1.39%
Portfolio
 turnover (f)....       192.39%       192.39%         192.39%

     --- ---

- -------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(b) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(c) Not annualized.
(e) Annualized.
(e) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)
1. Organization:

 The Parkstone Group of Funds (the "Group") was organized on March 27, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

 The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Treasury Fund (collectively, "the money market funds"), the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the National Tax Exempt Bond Fund (formerly the Municipal Bond Fund), the Michigan Municipal Bond Fund, the Balanced Allocation Fund and the Equity Income Fund (collectively, "the variable net asset value funds") (collectively, "the Funds" and individually, a "Fund"). On August 6, 1999, the Conservative Allocation and Aggressive Allocation Funds liquidated their net assets and distributed the proceeds to the outstanding shareholders.

   Fund                         Objective
   ----                         ---------
   Prime Obligations Fund.....  To provide current income with liquidity and stability of principal.

   U.S. Government Obligations  To provide current income with liquidity and
   Fund.......................  stability of principal.

   Tax-Free Fund..............  To provide as high a level of current interest income free from federal income taxes as is
                                consistent with the preservation of capital and
                                relative stability of principal.

   Treasury Fund..............  To provide current income with liquidity and stability of principal.

   Small Capitalization Fund..  To provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities.

   Mid Capitalization Fund....  To provide capital appreciation with a diversified portfolio of publicly traded mid cap
                                equity securities.

   Large Capitalization Fund..  To provide capital appreciation with a diversified portfolio of publicly traded large cap equity securities.

   International Discovery      To provide capital appreciation by investing in
   Fund.......................  equity securities of foreign issuers.

   Limited Maturity Bond Fund.  To provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

   Intermediate Government      To provide current income as well as
   Obligations Fund...........  preservation of capital by investing primarily in U.S. government securities.

   U.S. Government Income       To provide current income as well as
   Fund.......................  preservation of capital by investing primarily in U.S. government securities.

   Bond Fund..................  To provide current income with preservation of capital by investing in high- and medium-grade
                                fixed-income securities.

   National Tax Exempt Bond     To provide current income exempt from federal
   Fund.......................  income taxes as is consistent with conservation of capital.

   Michigan Municipal Bond      To provide current income exempt from federal
   Fund.......................  income taxes and, to the extent possible, from
                                Michigan personal income taxes, as is consistent
                                with conservation of capital.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

   Fund                          Objective
   ----                          ---------
   Balanced Allocation Fund..... To provide long-term capital appreciation and current income.

   Equity Income Fund........... To provide capital appreciation with a diversified portfolio of publicly traded larger
                                 cap equity securities which, in the aggregate,
                                 provide an above-average current yield.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, as permitted in accordance with Rule 2a-7 under the 1940 Act, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Fixed Income Funds, Tax-Free Income Fund and the fixed income securities of the Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the Growth Funds, Equity Income Fund, and the equity securities of the Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

  All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

  Security Transactions and Related Income:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund and the Balanced Allocation Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

  The International Discovery Fund and the Balanced Allocation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Repurchase Agreements:

  The Funds may purchase instruments from financial institutions, such as banks and broker-dealers approved by the Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the collateral, in a segregated account, at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities.

  Forward Currency Contracts:

  The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at November 30, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The following forwards were open at November 30, 1999.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                    Contract
                                     Amount      Contract Value  Appreciation  Delivery
   Forward Currency Contracts   (local currency)  U.S. Dollar   (Depreciation)   Date
   --------------------------   ---------------- -------------- -------------- --------
   International Discovery
    Fund
    Short Contracts
     Japanese Yen...........     3,000,000,000    $26,242,127    $(3,866,503)   4/3/00
     Singapore Dollars......         1,691,162      1,006,254           (403)  12/7/99
     U.S. Dollars...........        12,062,860     12,062,860            --     4/3/00
     U.S. Dollars...........        14,246,563     14,246,563            --     4/3/00
     U.S. Dollars...........         1,060,501      1,060,501            --    12/7/99
    Long Contracts
     Japanese Yen...........     1,362,500,000     12,062,860      1,611,476    4/3/00
     Japanese Yen...........     1,637,500,000     14,246,563      2,187,730    4/3/00
     Japanese Yen...........       111,999,498      1,060,501         38,710   12/7/99
     U.S. Dollars...........        26,242,127     26,242,127            --     4/3/00
     U.S. Dollars...........         1,006,254      1,006,254            --    12/7/99
                                                                 -----------
      Net payable for for-
       ward currency con-
       tracts...............                                     $   (28,989)
                                                                 ===========
   Balanced Allocation Fund
    Short Contracts
     Singapore Dollars......            86,284    $    51,340    $       (21)  12/7/99
     U.S. Dollars...........            64,763         64,763            --    12/7/99
    Long Contracts
     Japanese Yen...........         6,839,664         64,763          2,364   12/7/99
     U.S. Dollars...........            51,340         51,340            --    12/7/99
                                                                 -----------
      Net receivable for
       forward currency con-
       tracts...............                                     $     2,343
                                                                 ===========

  Lending Portfolio Securities:

  To generate additional income, each Fund, except the Treasury Fund, may lend up to 33 and 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by National City Investment Management Co. (IMC) to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, considered to be liquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year and received cash as

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)
  collateral for these loans. Under this guideline, a statement of cash flows is presented for each of the Funds listed below. As of November 30, 1999, the following Funds had securities on loan with the following market values (amounts in thousands):

                                                           Market   Market Value
                                                          Value of   of Loaned
                                                         Collateral  Securities
                                                         ---------- ------------
   Small Capitalization Fund............................  $39,011     $36,135
   Mid Capitalization Fund..............................   71,138      67,317
   Intermediate Government Obligations Fund.............   36,656      30,626
   Equity Income Fund...................................   32,109      31,052

  The loaned securities were fully collateralized by cash, U.S. Government securities, short-term corporate notes and repurchase agreements as of November 30, 1999.

  As disclosed in the schedules of portfolio investments the Limited Maturity Bond, International Discovery, Equity Income, Large Capitalization, Small Capitalization and the U.S. Government Income Funds collectively invested cash collateral in a Bear Stearns Repurchase Agreement with an interest rate of 5.83% and a maturity of 12/1/99 which was collateralized by the following securities:

   Principal                          Description                           Market Value
   ---------                          -----------                           ------------
   $  9,457  Fannie Mae,                             0.00%,         2/25/24   $    395
    226,042  Various Freddie Mac Strips,             0.00%,   1/1/23-9/1/29    101,710

  As disclosed in the schedules of portfolio investments the Balanced
  Allocation, Bond, and the International Discovery Funds collectively invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.83% and a maturity of 12/1/99 which was collateralized by the following securities:

   Principal                          Description                           Market Value
   ---------                          -----------                           ------------
   $  3,608  Independent National Mortgage Corp.,    7.18%,         4/25/25   $  3,302
     10,928  LB Commercial Conduit Mortgage Trust,   7.43%,        10/15/32     10,857
     10,480  Merit Securities Corporation,           0.00%,        11/28/31     10,461
      6,534  Salomon Brothers Mortgage Securities,   0.00%,         6/25/29      6,537
     16,815  Various Structured Asset Securities     0.00%, 1/25/29-5/25/29     16,761
             Corp.,

  As disclosed in the schedules of portfolio investments the Intermediate
  Government Obligations Fund invested cash collateral in a Paine Webber
  Repurchase Agreement with an interest rate of 5.70% and a maturity of 12/1/99 which was collateralized by the following securities:

   Principal                          Description                           Market Value
   ---------                          -----------                           ------------
   $  3,000  Sallie Mae,                             6.05%,         9/14/00   $  3,036
     34,965  Freddie Mac,                            5.50%,         5/15/02     34,286
         62  Tennessee Valley Authority,             8.63%,        12/16/99         68

  Financial Futures Contracts:

  Each Fund may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)
  fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  Mortgage Rolls:

  The Funds may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. Effective December 1, 1998, the Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund and the Bond Fund changed from declaring and paying dividends from net investment income monthly to declaring dividends from net investment income daily and paying monthly.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

  These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Expenses:

  Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Group are allocated among the respective Funds based upon relative net assets or another appropriate basis. In addition, expenses that are directly attributable to a specific class are charged only to that class.


                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)
 The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are recognized and realized and unrealized gains and losses are incurred.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1999 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
  Small Capitalization Fund................................. $169,703  $251,230
  Mid Capitalization Fund...................................  189,138   268,788
  Large Capitalization Fund.................................  140,982   186,890
  International Discovery Fund..............................  226,740   285,745
  Limited Maturity Bond Fund................................   63,767    78,325
  Intermediate Government Obligations Fund..................   37,494    68,661
  U.S. Government Income Fund...............................   88,362    91,604
  Bond Fund.................................................  193,585   220,232
  National Tax Exempt Bond Fund.............................   13,704    29,632
  Michigan Municipal Bond Fund..............................    8,996    28,233
  Equity Income Fund........................................   62,062   109,186
  Balanced Allocation Fund..................................  124,541   171,965

4. Capital Share Transactions:

 The Group has issued three classes of Fund shares in the Prime Obligations Fund, the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the National Tax Exempt Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Income Fund, the Bond Fund, the Balanced Allocation Fund, and the Equity Income Fund: Investor A Shares, Investor B Shares and Institutional Shares; and two classes of Fund shares in each of the U.S. Government Obligations Fund, the Tax-Free Fund and the Treasury Fund: Investor A Shares and Institutional Shares.

 The Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investor B Shares made within five years of purchase (four years if purchased before January 1, 1997) are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investor A Shares and Investor B and shareholder service fees paid by the Investor B Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                               Prime Obligations             U.S. Government
                                     Fund                   Obligations Fund
                          ---------------------------  ---------------------------
                              For the       For the        For the       For the
                          six months ended year ended  six months ended year ended
                            november 30,    may 31,      november 30,    may 31,
                                1999          1999           1999          1999
                          ---------------- ----------  ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................     $  67,740     $ 605,433       $ 16,938     $ 307,020
 Dividends reinvested...           170         3,607             12           546
 Cost of shares re-
  deemed................       (66,052)     (812,049)       (18,006)     (474,744)
                             ---------     ---------       --------     ---------
 Change in net assets
  from Investor A Share
  transactions..........     $   1,858     $(203,009)      $ (1,056)    $(167,178)
                             =========     =========       ========     =========
Investor B Shares:
 Proceeds from shares
  issued................     $     475     $   1,445       $    --      $     --
 Dividends reinvested...            11            19            --            --
 Cost of shares re-
  deemed................          (661)       (1,086)           --            --
                             ---------     ---------       --------     ---------
 Change in net assets
  from Investor B Share
  transactions..........     $    (175)    $     378       $    --      $     --
                             =========     =========       ========     =========
Institutional Shares:
 Proceeds from shares
  issued................     $ 337,382       887,484       $ 60,898     $ 228,665
 Dividends reinvested...           --             49            --             23
 Cost of shares re-
  deemed................      (376,217)     (949,929)       (83,171)     (292,597)
                             ---------     ---------       --------     ---------
 Change in net assets
  from Institutional
  Share transactions....     $ (38,835)    $ (62,396)      $(22,273)    $ (63,909)
                             =========     =========       ========     =========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................        67,740       605,433         16,938       307,020
 Reinvested.............           170         3,607             12           546
 Redeemed...............       (66,052)     (812,058)       (18,007)     (474,730)
                             ---------     ---------       --------     ---------
 Change in Investor A
  Shares................         1,858      (203,018)        (1,057)     (167,164)
                             =========     =========       ========     =========
Investor B Shares:
 Issued.................           475         1,445            --            --
 Reinvested.............            11            19            --            --
 Redeemed...............          (661)       (1,086)           --            --
                             ---------     ---------       --------     ---------
 Change in Investor B
  Shares................          (175)          378            --            --
                             =========     =========       ========     =========
Institutional Shares:
 Issued.................       337,382       887,484         60,898       228,665
 Reinvested.............           --             49            --             23
 Redeemed...............      (376,217)     (949,928)       (83,171)     (292,613)
                             ---------     ---------       --------     ---------
 Change in Institutional
  Shares................       (38,835)      (62,395)       (22,273)      (63,925)
                             =========     =========       ========     =========

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                           (Amounts in Thousands)
                                   Tax-Free                      Treasury
                                     Fund                          Fund
                          ---------------------------  ----------------------------
                              For the       For the        For the        For the
                          six months ended year ended  six months ended year ended
                            november 30,    May 31,      November 30,     May 31,
                                1999          1999           1999          1999
                          ---------------- ----------  ---------------- -----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................     $   1,134     $  86,470      $  58,715     $   835,457
 Dividends reinvested...            11           462             83             318
 Cost of shares re-
  deemed................        (1,081)     (141,417)       (58,386)     (1,066,829)
                             ---------     ---------      ---------     -----------
 Change in net assets
  from Investor A Share
  transactions..........     $      64     $ (54,485)     $     412     $  (231,054)
                             =========     =========      =========     ===========
Institutional Shares:
 Proceeds from shares
  issued................     $  80,947     $ 167,432      $ 427,230     $   992,405
 Dividends reinvested...           --            --             --              --
 Cost of shares re-
  deemed................      (102,778)     (161,361)      (461,104)     (1,044,439)
                             ---------     ---------      ---------     -----------
 Change in net assets
  from Institutional
  Share transactions....     $ (21,831)    $   6,071      $ (33,874)    $   (52,034)
                             =========     =========      =========     ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................         1,134        86,469         58,715         835,456
 Reinvested.............            11           462             83             318
 Redeemed...............        (1,081)     (141,418)       (58,386)     (1,066,829)
                             ---------     ---------      ---------     -----------
 Change in Investor A
  Shares................            64       (54,487)           412        (231,055)
                             =========     =========      =========     ===========
Institutional Shares:
 Issued.................        80,947       167,432        427,230         992,405
 Reinvested.............           --            --             --              --
 Redeemed...............      (102,778)     (161,361)      (461,104)     (1,044,439)
                             ---------     ---------      ---------     -----------
 Change in Institutional
  Shares................       (21,831)        6,071        (33,874)        (52,034)
                             =========     =========      =========     ===========

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                                     Small                         Mid
                                Capitalization               Capitalization
                                     Fund                         Fund
                          ---------------------------  ---------------------------
                              For the       For the        For the       For the
                          six months ended year ended  six months ended year ended
                            November 30,    May 31,      November 30,    May 31,
                                1999          1999           1999          1999
                          ---------------- ----------  ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................      $ 27,215     $ 448,789       $  1,808     $ 112,759
 Dividends reinvested...           --         10,457            --          7,986
 Cost of shares re-
  deemed................       (50,662)     (530,608)       (16,173)     (156,097)
                              --------     ---------       --------     ---------
 Change in net assets
  from Investor A Share
  transactions..........      $(23,447)    $ (71,362)      $(14,365)    $ (35,352)
                              ========     =========       ========     =========
Investor B Shares:
 Proceeds from shares
  issued................      $    256     $   1,307       $    304           916
 Dividends reinvested...           --          3,253            --          2,600
 Cost of shares re-
  deemed................        (4,736)      (16,532)        (3,123)       (9,069)
                              --------     ---------       --------     ---------
 Change in net assets
  from Investor B Share
  transactions..........      $ (4,480)    $ (11,972)      $ (2,819)    $  (5,553)
                              ========     =========       ========     =========
Investor C Shares*:
 Proceeds from shares
  issued................      $    --      $     365       $    --            181
 Dividends reinvested...           --            --             --            --
 Cost of shares re-
  deemed................           --        (12,866)           --         (2,183)
                              --------     ---------       --------     ---------
 Change in net assets
  from Investor C Share
  transactions..........      $    --      $ (12,501)      $    --      $  (2,002)
                              ========     =========       ========     =========
Institutional Shares:
 Proceeds from shares
  issued................      $  2,336     $  43,684       $  6,680     $  34,083
 Dividends reinvested...           --         26,444            --         38,894
 Cost of shares re-
  deemed................       (65,019)     (254,355)       (53,541)     (240,008)
                              --------     ---------       --------     ---------
 Change in net assets
  from Institutional
  Share transactions....      $(62,683)    $(184,227)      $(46,861)    $(167,031)
                              ========     =========       ========     =========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................         1,324        20,256            119         7,624
 Reinvested.............           --            530            --            644
 Redeemed...............        (2,455)      (24,004)        (1,072)      (10,699)
                              --------     ---------       --------     ---------
 Change in Investor A
  Shares................        (1,131)       (3,218)          (953)       (2,431)
                              ========     =========       ========     =========
Investor B Shares:
 Issued.................            12            62             21            66
 Reinvested.............           --            171            --            224
 Redeemed...............          (239)         (834)          (224)         (699)
                              --------     ---------       --------     ---------
 Change in Investor B
  Shares................          (227)         (601)          (203)         (409)
                              ========     =========       ========     =========
Investor C Shares*:
 Issued.................           --             14            --             13
 Reinvested.............           --            --             --            --
 Redeemed...............           --           (602)           --           (168)
                              --------     ---------       --------     ---------
 Change in Investor C
  Shares................           --           (588)           --           (155)
                              ========     =========       ========     =========
Institutional Shares:
 Issued.................           109         1,959            435         2,425
 Reinvested.............           --          1,312            --          3,097
 Redeemed...............        (3,125)      (11,483)        (3,512)      (17,388)
                              --------     ---------       --------     ---------
 Change in Institutional
  Shares................        (3,016)       (8,212)        (3,077)      (11,866)
                              ========     =========       ========     =========

- -------
* Investor C class of shares closed on August 28, 1998.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                                     Large                   International
                                Capitalization                 Discovery
                                     Fund                        Fund
                          --------------------------- ---------------------------
                              For the       For the       For the       For the
                          six months ended year ended six months ended year ended
                            November 30,    May 31,     November 30,    May 31,
                                1999          1999          1999          1999
                          ---------------- ---------- ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................      $  4,059      $ 11,843      $ 42,393     $  11,371
 Dividends reinvested...           --            357           --          1,766
 Cost of shares re-
  deemed................        (8,193)      (13,766)      (50,420)      (27,594)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor A Share
  transactions..........      $ (4,134)     $ (1,566)     $ (8,027)    $ (14,457)
                              ========      ========      ========     =========
Investor B Shares:
 Proceeds from shares
  issued................      $    943      $  4,942      $     38     $     360
 Dividends reinvested...           --            206           --            568
 Cost of shares re-
  deemed................        (1,472)       (3,437)       (1,436)       (4,826)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor B Share
  transactions..........      $   (529)     $  1,711      $ (1,398)    $  (3,898)
                              ========      ========      ========     =========
Investor C Shares*:
 Proceeds from shares
  issued................      $    --       $    100      $    --      $      81
 Dividends reinvested...           --            --            --            --
 Cost of shares re-
  deemed................           --           (368)          --           (964)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor C Share
  transactions..........      $    --       $   (268)     $    --      $    (883)
                              ========      ========      ========     =========
Institutional Shares:
 Proceeds from shares
  issued................      $ 12,527      $ 65,788      $  2,819     $  35,881
 Dividends reinvested...           --          4,089           --         10,376
 Cost of shares re-
  deemed................       (50,170)      (96,262)      (41,321)     (165,321)
                              --------      --------      --------     ---------
 Change in net assets
  from Institutional
  Share transactions....      $(37,643)     $(26,385)     $(38,502)    $(119,064)
                              ========      ========      ========     =========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................           193           636         2,591           763
 Reinvested.............           --             19           --            118
 Redeemed...............          (382)         (745)       (3,043)       (1,820)
                              --------      --------      --------     ---------
 Change in Investor A
  Shares................          (189)          (90)         (452)         (939)
                              ========      ========      ========     =========
Investor B Shares:
 Issued.................            46           273             2            25
 Reinvested.............           --             11           --             39
 Redeemed...............           (71)         (186)          (90)         (332)
                              --------      --------      --------     ---------
 Change in Investor B
  Shares................           (25)           98           (88)         (268)
                              ========      ========      ========     =========
Investor C Shares*:
 Issued.................           --              6           --              5
 Reinvested.............           --            --            --            --
 Redeemed...............           --            (23)          --            (68)
                              --------      --------      --------     ---------
 Change in Investor C
  Shares................           --            (17)          --            (63)
                              ========      ========      ========     =========
Institutional Shares:
 Issued.................           586         3,587           163         2,327
 Reinvested.............           --            214           --            681
 Redeemed...............        (2,371)       (5,165)       (2,451)      (10,816)
                              --------      --------      --------     ---------
 Change in Institutional
  Shares................        (1,785)       (1,364)       (2,288)       (7,808)
                              ========      ========      ========     =========

- -------
* Investor C class of shares closed on August 28, 1998.


                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                                                              Intermediate
                                    Limited                   Government
                                 Maturity Bond                Obligations
                                     Fund                        Fund
                          --------------------------- ---------------------------
                              For the       For the       For the       For the
                          six months ended year ended six months ended year ended
                            November 30,    May 31,     November 30,    May 31,
                                1999          1999          1999          1999
                          ---------------- ---------- ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................      $    468      $ 11,765      $    291      $  1,179
 Dividends reinvested...           510         1,546           156           376
 Cost of shares re-
  deemed................       (11,731)      (30,528)       (2,868)       (5,691)
                              --------      --------      --------      --------
 Change in net assets
  from Investor A Share
  transactions..........      $(10,753)     $(17,217)     $ (2,421)     $ (4,136)
                              ========      ========      ========      ========
Investor B Shares:
 Proceeds from shares
  issued................      $     71      $     87      $     19      $     85
 Dividends reinvested...            15            44            23            56
 Cost of shares re-
  deemed................           (66)         (854)         (483)         (727)
                              --------      --------      --------      --------
 Change in net assets
  from Investor B Share
  transactions..........      $     20      $   (723)     $   (441)     $   (586)
                              ========      ========      ========      ========
Investor C Shares*:
 Proceeds from shares
  issued................      $    --       $      5      $    --       $     11
 Dividends reinvested...           --             19           --              3
 Cost of shares re-
  deemed................           --         (2,235)          --           (252)
                              --------      --------      --------      --------
 Change in net assets
  from Investor C Share
  transactions..........      $    --       $ (2,211)     $    --       $   (238)
                              ========      ========      ========      ========
Institutional Shares:
 Proceeds from shares
  issued................      $  7,939      $ 28,681      $  1,929      $ 12,915
 Dividends reinvested...         1,012         2,473           837         2,021
 Cost of shares re-
  deemed................       (19,778)      (57,561)      (31,820)      (51,589)
                              --------      --------      --------      --------
 Change in net assets
  from Institutional
  Share transactions....      $(10,827)     $(26,407)     $(29,054)     $(36,653)
                              ========      ========      ========      ========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................            50         1,233            30           119
 Reinvested.............            54           162            16            38
 Redeemed...............        (1,251)       (3,197)         (296)         (572)
                              --------      --------      --------      --------
 Change in Investor A
  Shares................        (1,147)       (1,802)         (250)         (415)
                              ========      ========      ========      ========
Investor B Shares:
 Issued.................             7            10             2             9
 Reinvested.............             2             5             2             6
 Redeemed...............            (7)          (90)          (50)          (74)
                              --------      --------      --------      --------
 Change in Investor B
  Shares................             2           (75)          (46)          (59)
                              ========      ========      ========      ========
Investor C Shares*:
 Issued.................           --            --            --              2
 Reinvested.............           --              2           --            --
 Redeemed...............           --           (239)          --            (26)
                              --------      --------      --------      --------
 Change in Investor C
  Shares................           --           (237)          --            (24)
                              ========      ========      ========      ========
Institutional Shares:
 Issued.................           847         3,008           200         1,296
 Reinvested.............           108           260            86           203
 Redeemed...............        (2,109)       (6,037)       (3,293)       (5,174)
                              --------      --------      --------      --------
 Change in Institutional
  Shares................        (1,154)       (2,769)       (3,007)       (3,675)
                              ========      ========      ========      ========

- -------
* Investor C class of shares closed on August 28, 1998.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                                U.S. Government
                                  Income Fund                  Bond Fund
                          --------------------------- ---------------------------
                              For the       For the       For the       For the
                          six months ended year ended six months ended year ended
                            November 30,    May 31,     November 30,    May 31,
                                1999          1999          1999          1999
                          ---------------- ---------- ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................      $ 17,728      $ 12,842      $    416     $   4,227
 Dividends reinvested...           662         1,787           231           621
 Cost of shares re-
  deemed................       (30,833)      (30,609)       (4,109)       (9,208)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor A Share
  transactions..........      $(12,443)     $(15,980)     $ (3,462)    $  (4,360)
                              ========      ========      ========     =========
Investor B Shares:
 Proceeds from shares
  issued................      $    220      $    979      $     46     $     228
 Dividends reinvested...           206           567            79           224
 Cost of shares re-
  deemed................        (4,674)       (8,668)       (1,297)       (2,173)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor B Share
  transactions..........      $ (4,248)     $ (7,122)     $ (1,172)    $  (1,721)
                              ========      ========      ========     =========
Investor C Shares*:
 Proceeds from shares
  issued................      $    --       $      7      $    --      $      62
 Dividends reinvested...           --              3           --              7
 Cost of shares re-
  deemed................           --           (376)          --           (670)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor C Share
  transactions..........      $    --       $   (366)     $    --      $    (601)
                              ========      ========      ========     =========
Institutional Shares:
 Proceeds from shares
  issued................      $ 15,027      $ 34,064      $ 18,913     $  44,541
 Dividends reinvested...           511           818         6,370        16,294
 Cost of shares re-
  deemed................       (15,276)      (44,141)      (46,195)     (164,380)
                              --------      --------      --------     ---------
 Change in net assets
  from Institutional
  Share transactions....      $    262      $ (9,259)     $(20,912)    $(103,545)
                              ========      ========      ========     =========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................         1,954         1,387            44           421
 Reinvested.............            73           193            24            62
 Redeemed...............        (3,410)       (3,300)         (432)         (921)
                              --------      --------      --------     ---------
 Change in Investor A
  Shares................        (1,383)       (1,720)         (364)         (438)
                              ========      ========      ========     =========
Investor B Shares:
 Issued.................            24           105             5            23
 Reinvested.............            23            62             8            22
 Redeemed...............          (520)         (937)         (136)         (218)
                              --------      --------      --------     ---------
 Change in Investor B
  Shares................          (473)         (770)         (123)         (173)
                              ========      ========      ========     =========
Investor C Shares*:
 Issued.................           --              1           --              6
 Reinvested.............           --            --            --              1
 Redeemed...............           --            (40)          --            (67)
                              --------      --------      --------     ---------
 Change in Investor C
  Shares................           --            (39)          --            (60)
                              ========      ========      ========     =========
Institutional Shares:
 Issued.................         1,667         3,676         1,980         4,422
 Reinvested.............            57            88           665         1,621
 Redeemed...............        (1,695)       (4,755)       (4,836)      (16,419)
                              --------      --------      --------     ---------
 Change in Institutional
  Shares................            29          (991)       (2,191)      (10,376)
                              ========      ========      ========     =========

- -------
* Investor C class of shares closed on August 28, 1998.


                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                              National Tax Exempt          Michigan Municipal
                                   Bond Fund                   Bond Fund
                          --------------------------- ---------------------------
                              For the       For the       For the       For the
                          six months ended year ended six months ended year ended
                            November 30,    May 31,     November 30,    May 31,
                                1999          1999          1999          1999
                          ---------------- ---------- ---------------- ----------
CAPITAL TRANSACTIONS:
 Investor A Shares:
 Proceeds from shares
  issued................      $     43      $  2,525      $    591      $  3,633
 Dividends reinvested...            82           275           422         1,127
 Cost of shares re-
  deemed................        (2,773)       (5,310)       (7,184)      (14,623)
                              --------      --------      --------      --------
 Change in net assets
  from Investor A Share
  transactions..........      $ (2,648)     $ (2,510)     $ (6,171)     $ (9,863)
                              ========      ========      ========      ========
Investor B Shares:
 Proceeds from shares
  issued................      $    --       $     25      $     11      $     93
 Dividends reinvested...             3            14            36            96
 Cost of shares re-
  deemed................           (39)         (248)         (930)         (914)
                              --------      --------      --------      --------
 Change in net assets
  from Investor B Share
  transactions..........      $    (36)     $   (209)     $   (883)     $   (725)
                              ========      ========      ========      ========
Institutional Shares:
 Proceeds from shares
  issued................      $  2,361      $  7,302      $  5,583      $ 30,857
 Dividends reinvested...           153           424           424         1,118
 Cost of shares re-
  deemed................       (15,147)      (33,407)      (18,759)      (43,116)
                              --------      --------      --------      --------
 Change in net assets
  from Institutional
  Share transactions....      $(12,633)     $(25,681)     $(12,752)     $(11,141)
                              ========      ========      ========      ========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................             4           237            56           328
 Reinvested.............             8            26            39           102
 Redeemed...............          (273)         (503)         (676)       (1,320)
                              --------      --------      --------      --------
 Change in Investor A
  Shares................          (261)         (240)         (581)         (890)
                              ========      ========      ========      ========
Investor B Shares:
 Issued.................           --              2             1             8
 Reinvested.............           --              1             3             9
 Redeemed...............            (4)          (23)          (87)          (82)
                              --------      --------      --------      --------
 Change in Investor B
  Shares................            (4)          (20)          (83)          (65)
                              ========      ========      ========      ========
Institutional Shares:
 Issued.................           232           691           525         2,782
 Reinvested.............            15            40            40           101
 Redeemed...............        (1,493)       (3,163)       (1,762)       (3,888)
                              --------      --------      --------      --------
 Change in Institutional
  Shares................        (1,246)       (2,432)       (1,197)       (1,005)
                              ========      ========      ========      ========


                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          (Amounts in Thousands)
                                    Equity                      Balanced
                                    Income                    Allocation
                                     Fund                        Fund
                          --------------------------- ---------------------------
                              For the       For the       For the       For the
                          six months ended year ended six months ended year ended
                            November 30,    May 31,     November 30,    May 31,
                                1999          1999          1999          1999
                          ---------------- ---------- ---------------- ----------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................      $  1,874      $  6,299      $    468     $   2,309
 Dividends reinvested...           355        11,212           131           796
 Cost of shares re-
  deemed................       (18,528)      (36,843)       (3,582)       (6,419)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor A Share
  transactions..........      $(16,299)     $(19,332)     $ (2,983)    $  (3,314)
                              ========      ========      ========     =========
Investor B Shares:
 Proceeds from shares
  issued................      $    263      $  1,162      $     26     $     329
 Dividends reinvested...            41         3,079            29           268
 Cost of shares re-
  deemed................        (3,102)       (8,817)       (1,117)       (2,724)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor B Share
  transactions..........      $ (2,798)     $ (4,576)     $ (1,062)    $  (2,127)
                              ========      ========      ========     =========
Investor C Shares*:
 Proceeds from shares
  issued................      $    --       $    175      $    --      $      94
 Dividends reinvested...           --              2           --              3
 Cost of shares re-
  deemed................           --         (1,168)          --           (986)
                              --------      --------      --------     ---------
 Change in net assets
  from Investor C Share
  transactions..........      $    --       $   (991)     $    --      $    (889)
                              ========      ========      ========     =========
Institutional Shares:
 Proceeds from shares
  issued................      $  6,268      $ 27,050      $ 12,278     $  29,812
 Dividends reinvested...           278         7,279         1,562        10,268
 Cost of shares re-
  deemed................       (31,690)      (85,953)      (59,149)     (121,859)
                              --------      --------      --------     ---------
 Change in net assets
  from Institutional
  Share transactions....      $(25,144)     $(51,624)     $(45,309)    $ (81,779)
                              ========      ========      ========     =========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................           104           360            34           170
 Reinvested.............            20           678             9            58
 Redeemed...............        (1,061)       (2,082)         (255)         (466)
                              --------      --------      --------     ---------
 Change in Investor A
  Shares................          (937)       (1,044)         (212)         (238)
                              ========      ========      ========     =========
Investor B Shares:
 Issued.................            15            65             2            24
 Reinvested.............             2           188             2            20
 Redeemed...............          (179)         (501)          (79)         (199)
                              --------      --------      --------     ---------
 Change in Investor B
  Shares................          (162)         (248)          (75)         (155)
                              ========      ========      ========     =========
Investor C Shares*:
 Issued.................           --             10           --              7
 Reinvested.............           --            --            --            --
 Redeemed...............           --            (68)          --            (75)
                              --------      --------      --------     ---------
 Change in Investor C
  Shares................           --            (58)          --            (68)
                              ========      ========      ========     =========
Institutional Shares:
 Issued.................           356         1,560           883         2,170
 Reinvested.............            16           442           112           750
 Redeemed...............        (1,817)       (4,892)       (4,214)       (8,814)
                              --------      --------      --------     ---------
 Change in Institutional
  Shares................        (1,445)       (2,890)       (3,219)       (5,894)
                              ========      ========      ========     =========

- -------
* Investor C class of shares closed on August 28, 1998.

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

5. Related Party Transactions:

Investment advisory services are provided to the Group by IMC. Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. (BISYS Ohio) are wholly-owned subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers of the Group are affiliated, serves the Group as Administrator. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed at an annual fee not to exceed 0.20% of the average daily net assets of each Fund. Effective January 1, 2000, SEI Investments, Inc. will become the Funds' Administrator. Effective September 19, 1998, SEI Investments, Inc. (SEI) became the Group's distributor. For the period June 1, 1999 to November 30, 1999, SEI received $11,406 in commissions from sales of shares of the variable net asset value funds of which $0 was reallowed to other brokers and dealers. BISYS Ohio serves the Group as mutual fund accountant. Boston Financial Data Services serves the Group as Transfer Agent.

The Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan"), and an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse the distributor of Investor A shares, a periodic distribution and/or service fee, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A shares of that Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse the distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B shares of that Fund and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Investor B shares of that Fund. These fees may be used by the distributor to pay banks, including the IMC, broker dealers and other institutions, or to reimburse the distributor or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended November 30, 1999 (amounts in thousands):

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                                        U.S.
                                            Prime    Government  Tax-
                                         Obligations Obligations Free   Treasury
                                            Fund        Fund     Fund     Fund
                                         ----------- ----------- -----  --------
  Investment Advisory Fees:
  Annual fee
   (percentage of average net assets)..      0.35%       0.35%    0.35%   0.30%
  Administration Fees:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets)..      0.20%       0.20%    0.20%   0.20%
  Voluntary fee reductions.............     $   0       $   0    $   0   $  95
  12b-1 Fees Investor A:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets) .      0.10%       0.10%    0.10%   0.10%
  Voluntary fee reductions.............     $  13       $   2    $   1   $   7
  12b-1 Fees Investor B:
  Annual fee
   (percentage of average net assets) .      0.75%        --       --      --
  Shareholder Service Fees Investor B:
  Annual fee
   (percentage of average net assets) .      0.25%        --       --      --
  Transfer Agent Fees:.................     $  73       $  33    $  23   $  33
  Fund Accountant Fees:................        61          15       14      27

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                Small           Mid           Large      International
                            Capitalization Capitalization Capitalization   Discovery
                                 Fund           Fund           Fund          Fund
                            -------------- -------------- -------------- -------------
  Investment Advisory
   Fees:
  Annual fee
   (percentage of average
   net assets)............       1.00%          1.00%          0.75%          1.15%(a)
  Administration Fees:
  Annual fee
   (percentage of average
   net assets)............       0.20%          0.20%          0.20%          0.20%
  12b-1 Fees Investor A:
  Annual fee
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%          0.25%
  12b-1 Fees Investor B:
  Annual fee
   (percentage of average
   net assets)............       0.75%          0.75%          0.75%          0.75%
  Shareholder Service Fees
   Investor B:
  Annual fee
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%          0.25%
  Transfer Agent Fees:....      $ 225          $ 146          $ 108          $ 116
  Fund Accountant Fees:...         44             54             63             72

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                        Limited  Intermediate    U.S.
                                        Maturity  Government  Government
                                          Bond   Obligations    Income   Bond
                                          Fund       Fund        Fund    Fund
                                        -------- ------------ ---------- -----
  Investment Advisory Fees:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets)..   0.45%      0.55%       0.55%    0.55%
  Voluntary fee reduction..............  $  88      $  18       $ 191    $  55
  Administration Fees:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets)..   0.20%      0.20%       0.20%    0.20%
  Voluntary fee reductions.............  $  11      $  11       $  16    $  30
  12b-1 Fees Investor A:
  Annual fee
   (percentage of average net assets)..   0.25%      0.25%       0.25%    0.25%
  12b-1 Fees Investor B:
  Annual fee
   (percentage of average net assets)..   0.75%      0.75%       0.75%    0.75%
  Shareholder Service Fees Investor B:
  Annual fee
   (percentage of average net assets)..   0.25%      0.25%       0.25%    0.25%
  Transfer Agent Fees:.................  $  43      $  46       $  70    $  69
  Fund Accountant Fees:................     28         31          44       55

                                   Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   November 30, 1999
(Unaudited)

                                          National  Michigan
                                         Tax Exempt Municipal Equity   Balanced
                                            Bond      Bond    Income  Allocation
                                            Fund      Fund     Fund      Fund
                                         ---------- --------- ------  ----------
  Investment Advisory Fees:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets)...    0.55%      0.55%   0.75%     0.75%
  Voluntary fee reduction...............   $  63      $ 135     --      $ 156
  Administration Fees:
  Annual fee before voluntary fee
   reductions
   (percentage of average net assets)       0.20%      0.20%   0.20%     0.20%
  Voluntary fee reductions..............   $  29      $  62     --        --
  12b-1 Fees Investor A:
  Annual fee
   (percentage of average net assets)...    0.25%      0.25%   0.25%     0.25%
  12b-1 Fees Investor B:
  Annual fee
   (percentage of average net assets)...    0.75%      0.75%   0.75%     0.75%
  Shareholder Service Fees Investor B:
  Annual fee
   (percentage of average net assets)...    0.25%      0.25%   0.25%     0.25%
  Transfer Agent Fees:..................   $  34      $  47   $ 158     $  65
  Fund Accountant Fees:.................      27         44      45        43

6. Concentration of Credit Risk

 The Michigan Municipal Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities. This Fund is more susceptible to factors adversely affecting issuers of Michigan municipal securities than a fund that is not concentrated in these issuers to the same extent.

7. Common Trust Conversion:

 On October 10, 1998, the Mid Capitalization Fund issued shares to acquire all the assets and liabilities of a certain common trust fund of National City Bank. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date.

                                                              Net
                                                             Asset
                                                             Value
                                                       Net    per    Unrealized
                                               Shares Assets Share  Appreciation
                                               ------ ------ ------ ------------
 Mid Capitalization Fund......................  323   $3,548 $10.99     $641

                                   Continued

                                Parkstone Funds

Board of Trustees

Robert D. Neary
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.



Herbert R. Martens, Jr.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.



Leigh Carter
Retired President and Chief Operating
   Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies



John F. Durkott
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

Robert J. Farling
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy



Richard W. Furst
Garvice D. Kincaid Professor of Finance
   and Dean, Gatton College of Business
   and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh.com, Inc.



Gerald L. Gherlein
Executive Vice President and General
   Counsel, Eaton Corporation



J. William Pullen
President and Chief Executive Officer,
   Whayne Supply Company

The Parkstone Trustees also serve as the Trustees of the Armada Funds and Parkstone Advantage Funds.

                                                                       Parkstone
                                                                           FUNDS

Parkstone
    FUNDS

One Freedom Valley Drive
Oaks, PA 19456

INVESTMENT ADVISOR:

National City
Investment Management Company



1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114

PAR-F-001-02000